[Logo]BRAZOS MUTUAL FUNDS

                                   PROSPECTUS

                                  APRIL 1, 2005



                           Brazos Micro Cap Portfolio
                           Brazos Small Cap Portfolio
                            Brazos Mid Cap Portfolio
                     Brazos Real Estate Securities Portfolio
                             Brazos Growth Portfolio


                                 Class N Shares
                                 Class Y Shares


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OF THIS PROSPECTUS. IT IS A CRIME FOR ANYONE TO TELL YOU OTHERWISE.

Transfer Agent:
U.S. Bancorp Fund Services, LLC               WEBSITE:  WWW.BRAZOSFUNDS.COM
Telephone:  1-800-426-9157

                                TABLE OF CONTENTS

Brazos Micro Cap Portfolio.....................................................3

Brazos Small Cap Portfolio.....................................................9

Brazos Mid Cap Portfolio......................................................15

Brazos Real Estate Securities Portfolio.......................................21

Brazos Growth Portfolio.......................................................27

Risk Elements.................................................................32

Policies......................................................................35

Information About the Adviser and the Subadviser..............................36

Valuation of Shares...........................................................38

Dividends, Capital Gain Distributions and Taxes...............................41

Shareholder Account Information...............................................43

Purchase of Shares............................................................45

Redemption of Shares..........................................................48

Delivery of Prospectuses and Shareholder Reports..............................51

Retirement Plans..............................................................51

Financial Highlights..........................................................52

For More Information..................................................Back Cover

--------------------------------------------------------------------------------
      Brazos Mutual Funds (the "Trust") has five separate portfolios: Brazos Micro Cap, Brazos Small Cap, Brazos Mid Cap, Brazos Real Estate Securities, and Brazos Growth Portfolios (collectively, the "Portfolios" and each a "Portfolio"). This prospectus offers Class N and Y shares of each Portfolio.

      Brazos Capital Management, L.P. (formerly, John McStay Investment Counsel, L.P.) (the "Adviser") is the investment adviser for the Trust.

      Mutual fund shares are not insured by the Federal Deposit Insurance Corporation. Investments in mutual fund shares involve risks, including possible loss of principal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   BRAZOS MICRO CAP PORTFOLIO

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

      The investment objective of the Brazos Micro Cap Portfolio is to provide maximum capital appreciation, consistent with reasonable risk to principal.

INVESTMENT POLICIES AND STRATEGIES

      The Brazos Micro Cap Portfolio seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in stocks of micro capitalization ("micro cap") issuers. In the event that the Board of Trustees changes this policy, shareholders will be provided with notice at least 60 days prior to the effective date of the change.

      For these purposes, a micro cap issuer is currently defined as an issuer that, at the time of purchase by the Portfolio, has a market capitalization (1) less than or equal to $600 million or (2) within the range of companies represented in the lower 50% of the Russell 2000 Growth Index (the "Index") at the time of purchase. The market capitalization of companies in the lower 50% of the Index will fluctuate with changes in market conditions and the composition of the Index. As of February 28, 2005, the largest market capitalization in the lower 50% of the Index was approximately $508 million.

      The Adviser uses a "bottom-up" method of analysis based on fundamental research to determine which common stocks to purchase for the Portfolio. The Adviser generally seeks investment in securities of companies with high growth rates, average annual revenues under $500 million, and low debt levels. The Portfolio will invest primarily in equity securities of micro cap companies including, for example, common stock and securities convertible into common stock. Market conditions may lead to higher levels (up to 100%) of temporary investments such as money market instruments or U.S. Treasury Bills. The Adviser may invest Portfolio assets in securities of issuers having market capitalizations that exceed the target capitalization. There can be no assurance that any securities of companies in which the Portfolio invests will achieve the targeted growth rates.

      The Adviser communicates with senior management, suppliers, competitors and customers in an attempt to understand the dynamics within each company's business. The Adviser then selects companies with strong growth in revenue, earnings and cash flow, predictable operating models, seasoned management, and unique products or services. The Adviser believes that ordinarily smaller companies have greater potential to deliver above average growth rates that may not yet have been recognized by investors.

      To manage fluctuations in the value of the Portfolio's investments, the Adviser invests across numerous industry sectors with no industry sector representing more than 25% of the value of the Portfolio. The Adviser may sell securities when the value of a security or a group of securities within a certain industry sector violates diversification objectives. The Portfolio may have annual portfolio turnover rates exceeding 100%.

      The Micro Cap Portfolio may be appropriate for investors who:

   o  are seeking long-term capital growth;
   o  do not need current income;
   o are willing to hold an investment over a long period of time in anticipation of returns that equity securities can provide; and
   o  are able to tolerate fluctuations in principal value of their investment.

RISK CONSIDERATIONS

      Investment in the Portfolio involves investment risks, including the risk that investors may lose money. The value of the Portfolio's investments could be influenced by changes in the stock market as a whole, by changes in a certain industry, or by changes in certain stocks.

      To the extent the Portfolio invests in micro cap companies, it may be exposed to greater risk than if it invested in larger, more established companies. Micro cap companies may have limited product lines, financial resources, and management teams. Additionally, the trading volume of such securities may make them more difficult to sell. In addition, the Portfolio may be subject to the risk that such stocks may fail to reach their apparent value at the time of investment or may even fail as a business. Micro cap companies may lack resources to take advantage of a valuable product or favorable market position or may be unable to withstand the competitive pressures of larger, more established competitors.

      A high rate of portfolio turnover involves greater transaction expenses and possible adverse tax consequences to the Portfolio's shareholders, which may reduce performance.

      The Portfolio may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various U.S.
dollar-denominated money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Portfolio's assets are invested in these instruments, it may not achieve its investment objective.

      A more in-depth discussion of the types of risks an equity fund could be subject to is on pages 32 to 34.

PERFORMANCE

      The bar chart below shows the variability of the annual returns for the Class Y shares of the Micro Cap Portfolio for the periods ended December 31, and provides an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year to year. The bar chart assumes the reinvestment of dividends and other distributions. As with all mutual funds, the past is not a prediction of the future. The performance reflects expense limitations in effect for the Portfolio for certain years. If expense limitations were not in place, the Portfolio's performance during those years would have been reduced. Sales loads are not reflected in the bar chart. If sales loads were reflected, returns would be less than those shown. The longer-term performance results presented for the Portfolio reflect periods of above average performance attributable in part to investments in certain securities during the initial public offering or other non-recurring factors. In particular, returns for 1998 and 1999 reflect substantial benefits from first day realized and unrealized gains from participation in initial public offerings. It is unlikely that the Portfolio will benefit to the same extent from these types of gains in the future, especially if Portfolio assets remain at current levels or if they increase.

         YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR EACH YEAR INDICATED

                         Brazos Micro Cap (Class Y) (1)

                           1998:               32.80%
                           1999:               80.84%
                           2000:               18.90%
                           2001:                4.70%
                           2002:              (39.76)%
                           2003:               62.35%
                           2004:                9.17%


      (1) The returns shown in the bar chart are for Class Y shares. The performance of Class N shares will differ due to differences in expenses and sales charges.

                      BEST CALENDAR QUARTER:   Q4 1999 36.58%
                     WORST CALENDAR QUARTER:   Q3 2001 (23.43)%

      The table below shows the past performance of the Class Y and Class N shares of the Micro Cap Portfolio compared to that of the Russell 2000 Growth Index and the Russell 2000 Index, unmanaged indices of small issuers' stock performance. The table also provides an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year to year. Similar to the bar chart above, the table assumes the reinvestment of dividends and other distributions. As with all mutual funds, historical performance (before and after taxes) is not a prediction of future results. The performance reflects expense limitations in effect for the Portfolio for certain years. If expense limitations were not in place, the Portfolio's performance during those years would have been reduced.

      The after-tax returns are shown in two ways: (1) assumes that you owned shares of the Portfolio during the entire period and paid taxes on the Portfolio's distributions of taxable income and net capital gains and (2) assumes that you paid taxes on the Portfolio's distributions of taxable income and net capital gains and sold all shares at the end of each period.

      After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain circumstances, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account ("IRA") or 401(k) plan, the after-tax returns shown are not relevant to you.

      AVERAGE ANNUAL TOTAL RETURN (FOR THE PERIOD ENDED DECEMBER 31, 2004)

--------------------------------------------------------------------------------
                                                1 YEAR    5 YEAR    SINCE
                                                                    INCEPTION(1)
--------------------------------------------------------------------------------
Class Y
   Return Before Taxes                        9.17%     5.86%     18.04%
   Return After Taxes on Distributions        9.17%     3.99%     15.69%
   Return After Taxes on Distributions
    and Sale of Fund Shares                   5.96%     3.97%     14.66%

--------------------------------------------------------------------------------
Class N
   Return Before Taxes (2)                    8.77%     n/a       1.65%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Russell 2000 Growth Index (3)
   Class Y inception                         14.31%    (3.57)%    2.92%
   Class N inception                         14.31%     n/a       3.37%

--------------------------------------------------------------------------------
Russell 2000 Index (4)
   Class Y inception                         18.33%     6.61%     7.31%
   Class N inception                         18.33%     n/a       9.78%
--------------------------------------------------------------------------------

      (1) The commencement of operations for Class Y shares was December 31, 1997. The commencement of operations for Class N shares was May 1, 2001.

      (2) Prior to November 25, 2002, Class N shares were designated as Class A shares. Class A shares were subject to a front-end and/or contingent deferred sales charge. The Class N shares performance information does not reflect deductions for contingent deferred sales charges.

      (3) The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Growth Index figures do not reflect any fees, expenses or taxes. Investors cannot invest directly in the Index.

      (4) The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization. The Russell 2000 Index figures do not reflect any fees, expenses or taxes. Investors cannot invest directly in the Index. The Russell 2000 Index was replaced with the Russell 2000 Growth Index since the latter is more consistent with the Adviser's strategies and approach in managing the Portfolio.

INVESTOR EXPENSES

      The expenses you should expect to pay for the 2005 fiscal year as an investor in the Portfolio are shown below.


           SHAREHOLDER FEES (FEES PAID DIRECTLY         CLASS N      CLASS Y
           FROM YOUR INVESTMENT)

           Maximum Sales Charge (Load) Imposed on        None          None
           Purchases (as a percentage of offering
           price)

           Maximum Deferred Sales Charge (Load)          None          None
           (as a percentage of original cost or
           current value, whichever is less)

           Maximum Sales Charge (Load) Imposed on        None          None
           Reinvested Dividends

           Redemption Fee (as a percentage of            None          None
           amount redeemed)

           Exchange Fee                                  None          None

           Maximum Account Fee                           None          None

           ANNUAL PORTFOLIO OPERATING EXPENSES          CLASS N      CLASS Y
           (EXPENSES THAT ARE DEDUCTED FROM
           PORTFOLIO ASSETS)

           Management Fees (2)                           1.20%        1.20%
           Distribution (12b-1) Fees (1)                 0.35%         None

           Other Expenses                                0.27%        0.32%
                                                        -----        -----

           Total Annual Portfolio Operating              1.82%        1.52%
           Expenses (2)                                 =====        =====

           Fee Waiver (3)                                0.10%        0.10%
                                                        -----        -----
           Net Expenses (3)                              1.72%        1.42%
                                                        =====        =====

      (1) Because these fees are paid out of a Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

      (2) The Adviser has contractually agreed to waive fees and/or reimburse expenses so as to cap the annual net expense ratio for the Portfolio at 1.90% for Class N and 1.60% for Class Y. This expense cap can be altered only with the approval of a majority vote of the Board of Trustees of the Trust. The Adviser may recoup the amount of any fee waiver or reimbursed expense within three years of being made provided the combination of the Portfolio's expenses and such reimbursements does not exceed the Portfolio's expense cap. If the actual expense ratio is less than the expense cap and the Adviser has recouped any eligible previous payments, the Portfolio will be charged only such lower expenses.

      (3) The Adviser has contractually agreed to waive its management fees so that net management fees will not exceed 1.10% for Class N and Class Y shares for the 2005 fiscal year. This fee waiver can be altered only with the approval of the Board of Trustees. If the fee waiver had been in effect during the last fiscal year, the net expenses would have been 1.72% and 1.42% for the Class N and Class Y shares, respectively.

      The expense example below shows what a shareholder could pay in expenses over time and is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It uses the same hypothetical conditions other mutual funds use in their prospectuses: $10,000 initial investment for the time periods indicated, 5% annual total return, expenses (with fee waiver) remain unchanged.

                                  1 YEAR     3 YEARS    5 YEARS    10 YEARS
                                  ------     -------    -------    --------

      Class N                      $175       $563        $976      $2,129

      Class Y                      $145       $470        $819      $1,804

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                           BRAZOS SMALL CAP PORTFOLIO

--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

      The investment objective of the Brazos Small Cap Portfolio is to provide maximum capital appreciation, consistent with reasonable risk to principal.

INVESTMENT POLICIES AND STRATEGIES

      The Brazos Small Cap Portfolio seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in stocks of small capitalization ("small cap") issuers. In the event that the Board of Trustees changes this policy, shareholders will be provided with notice at least 60 days prior to the effective date of the change.

      For these purposes, a small cap issuer is currently defined as an issuer that, at the time of purchase by the Portfolio, has a market capitalization (1) between $200 million and $2.5 billion or (2) within the range of companies represented in the Russell 2000 Growth Index (the "Index") at the time of the Portfolio's investment. The market capitalization of companies in the Index will fluctuate with changes in market conditions and the composition of the Index. As of February 28, 2005, the largest market capitalization of the Index was approximately $6.2 billion.

      The Adviser uses a "bottom-up" method of analysis based on fundamental research to determine which common stocks to purchase for the Portfolio. The Adviser generally seeks investment in securities of companies with above average growth rates, average annual revenues below $1 billion, above average return on equity, and low debt levels. The Portfolio will invest primarily in equity securities of small cap companies including, for example, common stock and securities convertible into common stock. Market conditions may lead to higher levels (up to 100%) of temporary investments such as money market instruments or U.S. Treasury Bills. The Adviser may invest Portfolio assets in securities of issuers having market capitalizations that exceed the target capitalization. There can be no assurance that any securities of companies in which the Portfolio invests will achieve the targeted growth rates.

      The Adviser communicates with senior management, suppliers, competitors and customers in an attempt to understand the dynamics within each company's business. The Adviser then selects companies with strong growth in revenue, earnings and cash flow, predictable operating models, seasoned management, and unique products or services. The Adviser believes that ordinarily smaller companies have greater potential to deliver above average growth rates that may not yet have been recognized by investors.

      To manage fluctuations in the value of the Portfolio's investments, the Adviser invests across numerous industry sectors with no industry sector representing more than 25% of the value of the Portfolio. The Adviser may sell securities when the value of a security or a group of securities within a certain industry sector violates diversification objectives. The Portfolio may have annual portfolio turnover rates exceeding 100%.

      The Small Cap Portfolio may be appropriate for investors who:

   o  are seeking long-term capital growth;
   o  do not need current income;
   o are willing to hold an investment over a long period of time in anticipation of returns that equity securities can provide; and
   o  are able to tolerate fluctuations in principal value of their investment.

RISK CONSIDERATION

      Investment in the Portfolio involves investment risks, including the risk that investors may lose money. The value of the Portfolio's investments could be influenced by changes in the stock market as a whole, by changes in a certain industry, or by changes in certain stocks.

      To the extent the Portfolio invests in small cap companies, it may be exposed to greater risk than if it invested in larger, more established companies. Small cap companies may have limited product lines, financial resources, and management teams. Additionally, the trading volume of such securities may make them more difficult to sell. In addition, the Portfolio may be subject to the risk that such stocks may fail to reach their apparent value at the time of investment or may even fail as a business. Small cap companies may lack resources to take advantage of a valuable product or favorable market position or may be unable to withstand the competitive pressures of larger, more established competitors.

      A high rate of portfolio turnover involves greater transaction expenses and possible adverse tax consequences to the Portfolio's shareholders, which may reduce performance.

      The Portfolio may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various U.S.
dollar-denominated money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Portfolio's assets are invested in these instruments, it may not achieve its investment objective.

      A more in-depth discussion of the types of risks an equity fund could be subject to is on pages 32 to 34.

PERFORMANCE

      The bar chart below shows the variability of the annual returns for the Class Y shares of the Small Cap Portfolio for the periods ended December 31, and provides an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year to year. The bar chart assumes the reinvestment of dividends and other distributions. As with all mutual funds, the past is not a prediction of the future. The performance reflects expense limitations in effect for the Portfolio for certain years. If expense limitations were not in place, the Portfolio's performance during those years would have been reduced. Sales loads are not reflected in the bar chart. If sales loads were reflected, returns would be less than those shown. The longer-term performance results presented for the Portfolio reflect periods of above average performance attributable in part to investments in certain securities during the initial public offering or other non-recurring factors. In particular, returns for 1997 and 1999 reflect substantial benefits from first day realized and unrealized gains from participation in initial public offerings. It is unlikely that the Portfolio will benefit to the same extent from these types of gains in the future, especially if Portfolio assets remain at current levels or if they increase.

         YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR EACH YEAR INDICATED

                         Brazos Small Cap (Class Y)(1)

                           1997:               54.53%
                           1998:               13.57%
                           1999:               37.01%
                           2000:                5.20%
                           2001:               (8.98)%
                           2002:              (31.08)%
                           2003:               32.66%
                           2004:                5.57%

      (1) The returns shown in the bar chart are for Class Y shares. The performance of Class N shares will differ due to differences in expenses and sales charges.

                     BEST CALENDAR QUARTER:   Q4 1999 29.94%
                    WORST CALENDAR QUARTER:   Q3 1998 (19.49)%

      The table below shows the past performance of the Class Y and Class N shares of the Small Cap Portfolio compared to that of the Russell 2000 Growth Index and Russell 2000 Index, unmanaged indices of small cap issuers' stock performance. The table also provides an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year to year. Similar to the bar chart above, the table assumes the reinvestment of dividends and other distributions. As with all mutual funds, historical performance (before and after taxes) is not a prediction of future results. The performance reflects expense limitations in effect for the Portfolio for certain years. If expense limitations were not in place, the Portfolio's performance during those years would have been reduced.

      The after-tax returns are shown in two ways: (1) assumes that you owned shares of the Portfolio during the entire period and paid taxes on the Portfolio's distributions of taxable income and net capital gains and (2) assumes that you paid taxes on the Portfolio's distributions of taxable income and net capital gains and sold all shares at the end of each period.

      After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain circumstances, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an IRA or 401(k) plan, the after-tax returns shown are not relevant to you.

      AVERAGE ANNUAL TOTAL RETURN (FOR THE PERIOD ENDED DECEMBER 31, 2004)

--------------------------------------------------------------------------------
                                             1 YEAR     5 YEAR      SINCE
                                                                    INCEPTION(1)
--------------------------------------------------------------------------------
Class Y
  Return Before Taxes                        5.57%      (1.56)%     10.50%
  Return After Taxes on Distributions        5.57%      (2.28)%     9.47%
  Return After Taxes on Distributions
    and Sale of Fund Shares                  3.62%      (1.69)%     8.65%

--------------------------------------------------------------------------------
Class N
     Return Before Taxes (2)                 5.34%      (1.99)%     2.97%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Russell 2000 Growth Index (3)
     Class Y inception                      14.31%      (3.57)%     4.09%
     Class N inception                      14.31%      (3.57)%     1.75%

--------------------------------------------------------------------------------
Russell 2000 Index (4)
     Class Y inception                      18.33%       6.61%      9.09%
     Class N inception                      18.33%       6.61%      9.15%
--------------------------------------------------------------------------------

      (1) The commencement of operations for Class Y shares was December 31, 1996. The commencement of operations for Class N shares was September 8, 1999.

      (2) Prior to November 25, 2002, Class N shares were designated as Class A shares. Class A shares were subject to a front-end and/or contingent deferred sales charge. The Class N performance information does not reflect deductions for contingent deferred sales charges.

      (3) The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Growth Index figures do not reflect any fees, expenses or taxes. Investors cannot invest directly in the Index.

      (4) The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization. The Russell 2000 Index figures do not reflect any fees, expenses or taxes. Investors cannot invest directly in the Index. The Russell 2000 Index was replaced with the Russell 2000 Growth Index since the latter is more consistent with the Adviser's strategies and approach in managing the Portfolio.

INVESTOR EXPENSES

      The expenses you should expect to pay for the 2005 fiscal year as an investor in the Portfolio are shown below.

           SHAREHOLDER FEES (FEES PAID DIRECTLY         CLASS N     CLASS Y
           FROM YOUR INVESTMENT)

           Maximum Sales Charge (Load) Imposed on        None        None
           Purchases (as a percentage of offering
           price)
           Maximum Deferred Sales Charge (Load)          None        None
           (as a percentage of original cost or
           current value, whichever is less)

           Maximum Sales Charge (Load) Imposed on        None        None
           Reinvested Dividends

           Redemption Fee (as a percentage of            None        None
           amount redeemed)
           Exchange Fee                                  None        None
           Maximum Account Fee                           None        None

           ANNUAL PORTFOLIO OPERATING EXPENSES          CLASS N     CLASS Y
           (EXPENSES THAT ARE DEDUCTED FROM
           PORTFOLIO ASSETS)

           Management Fees (2)                           0.90%       0.90%
           Distribution (12b-1) Fees (1)                 0.35%       None

           Other Expenses                                0.22%       0.27%
                                                         -----       -----

           Total Annual Portfolio Operating              1.47%       1.17%
           Expenses (2)
           Fee Waiver (3)                                0.10%       0.10%
                                                         -----       -----
           Net Expenses (3)                              1.37%       1.07%
                                                         =====       =====

      (1) Because these fees are paid out of a Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

      (2) The Adviser has contractually agreed to waive fees and/or reimburse expenses so as to cap the annual net expense ratio for the Portfolio at 1.65% for Class N and 1.35% for Class Y. This expense cap can be altered only with the approval of a majority vote of the Board of Trustees of the Trust. The Adviser may recoup the amount of any fee waiver or reimbursed expense within three years of being made provided the combination of the Portfolio's expenses and such reimbursements does not exceed the Portfolio's expense cap. If the actual expense ratio is less than the expense cap and the Adviser has recouped any eligible previous payments, the Portfolio will be charged only such lower expenses.

      (3) The Adviser has contractually agreed to waive its management fees so that net management fees will not exceed 0.80% for Class N and Class Y shares for the 2005 fiscal year. This fee waiver can be altered only with the approval of the Board of Trustees. If the fee waiver had been in effect during the last fiscal year, the net expenses would have been 1.37% and 1.07% for the Class N and Class Y shares, respectively.

      The expense example below shows what a shareholder could pay in expenses over time and is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It uses the same hypothetical conditions other mutual funds use in their prospectuses: $10,000 initial investment for the time periods indicated, 5% annual total return, expenses (with fee waiver) remain unchanged.

                                   1 YEAR     3 YEARS    5 YEARS    10 YEARS
                                   ------     -------    -------    --------

      Class N                       $139       $455        $793      $1,749

      Class Y                       $109       $362        $634      $1,411

--------------------------------------------------------------------------------
                            BRAZOS MID CAP PORTFOLIO

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

      The investment objective of the Brazos Mid Cap Portfolio is to provide maximum capital appreciation, consistent with reasonable risk to principal.

INVESTMENT POLICIES AND STRATEGIES

      The Brazos Mid Cap Portfolio seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in stocks of middle capitalization ("mid-cap") issuers. In the event that the Board of Trustees changes this policy, shareholders will be provided with notice at least 60 days prior to the effective date of the change.

      For these purposes, a mid cap issuer is currently defined as an issuer that, at the time of purchase by the Portfolio, has a market capitalization (1) between $1.0 billion and $12 billion or (2) within the range of companies represented in the Russell Mid Cap Growth Index (the "Mid Cap Index") at the time of the Portfolio's investment. The market capitalization of companies in the Mid Cap Index will fluctuate with changes in market conditions and the composition of the Mid Cap Index. As of February 28, 2005, the market capitalization range of the Mid Cap Index was approximately between $553 million and $36.1 billion.

      The Adviser uses a "bottom-up" method of analysis based on fundamental research to determine which common stocks to purchase for the Portfolio. The Adviser generally seeks investment in securities of companies that the Adviser expects to grow at a faster rate than the average company. The Portfolio will invest primarily in equity securities of mid cap companies including, for example, common stock and securities convertible into common stock. Market conditions may lead to higher levels (up to 100%) of temporary investments such as money market instruments or U.S. Treasury Bills. The Adviser may invest Portfolio assets in securities of issuers having market capitalizations that exceed the target capitalization. There can be no assurance that any securities of companies in which the Portfolio invests will achieve the targeted growth rates.

      The Adviser communicates with senior management, suppliers, competitors and customers in an attempt to understand the dynamics within each company's business. The Adviser then selects companies with strong growth in revenue, earnings and cash flow, predictable operating models, seasoned management, and unique products or services. The Adviser believes that ordinarily smaller companies have greater potential to deliver above average growth rates that may not yet have been recognized by investors.

      To manage fluctuations in the value of the Portfolio's investments, the Adviser invests across numerous industry sectors with no industry sector representing more than 25% of the value of the Portfolio. The Adviser may sell securities when the value of a security or a group of securities within a certain industry sector violates diversification objectives. The Portfolio may have annual portfolio turnover rates exceeding 100%.

      The Mid Cap Portfolio may be appropriate for investors who:

   o  are seeking long-term capital growth;
   o  do not need current income;
   o are willing to hold an investment over a long period of time in anticipation of returns that equity securities can provide; and
   o  are able to tolerate fluctuations in principal value of their investment.

RISK CONSIDERATIONS

      Investment in the Portfolio involves investment risks, including the risk that investors may lose money. The value of the Portfolio's investments could be influenced by changes in the stock market as a whole, by changes in a certain industry, or by changes in certain stocks.

      To the extent the Portfolio invests in mid cap companies, it may be exposed to greater risk than if it invested in larger, more established companies. Mid cap companies may have limited product lines, financial resources, and management teams. Additionally, the trading volume of such securities may make them more difficult to sell. In addition, the Portfolio may be subject to the risk that such stocks may fail to reach their apparent value at the time of investment or may even fail as a business. Mid cap companies may lack resources to take advantage of a valuable product or favorable market position or may be unable to withstand the competitive pressures of larger, more established competitors.

      A high rate of portfolio turnover involves greater transaction expenses and possible adverse tax consequences to the Portfolio's shareholders, which may reduce performance.

      The Portfolio may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various U.S.
dollar-denominated money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Portfolio's assets are invested in these instruments, it may not achieve its investment objective.

      A more in-depth discussion of the types of risks an equity fund could be subject to is on pages 32 to 34.

PERFORMANCE

      The bar chart below shows the variability of the annual returns for the Class Y shares of the Mid Cap Portfolio for the periods ended December 31, and provides an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year to year. The bar chart assumes the reinvestment of dividends and other distributions. As with all mutual funds, the past is not a prediction of the future. The performance reflects expense limitations in effect for the Portfolio for certain years. If expense limitations were not in place, the Portfolio's performance during those years would have been reduced. Sales loads are not reflected in the bar chart. If sales loads were reflected, returns would be less than those shown. The longer-term performance results presented for the Portfolio reflect periods of above average performance attributable in part to investments in certain securities during the initial public offering or other non-recurring factors. In particular, returns for 2000 reflect substantial benefits from first day realized and unrealized gains from participation in initial public offerings. It is unlikely that the Portfolio will benefit to the same extent from these types of gains in the future, especially if Portfolio assets remain at current levels or if they increase.

         YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR EACH YEAR INDICATED

                          Brazos Mid Cap (Class Y) (1)

                            2000:             30.49%
                            2001:             (8.68)%
                            2002:            (24.87)%
                            2003:             26.24%
                            2004:              8.71%

      (1) The returns shown in the bar chart are for Class Y shares. The performance of Class N will differ due to differences in expenses and sales charges.

                     BEST CALENDAR QUARTER:   Q1 2000  20.00%
                    WORST CALENDAR QUARTER:   Q3 2002 (18.36)%


      The table below shows the past performance of the Class Y and Class N shares of the Mid Cap Portfolio compared to that of the Russell Mid Cap Growth Index and the Russell Mid Cap Index, unmanaged broad-based indices of mid cap companies. The table also provides an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year to year. Similar to the bar chart above, the table assumes the reinvestment of dividends and other distributions. As with all mutual funds, historical performance (before and after taxes) is not a prediction of future results. The performance reflects expense limitations in effect for the Portfolio for certain years. If expense limitations were not in place, the Portfolio's performance during those years would have been reduced.

      The after-tax returns are shown in two ways: (1) assumes that you owned shares of the Portfolio during the entire period and paid taxes on the Portfolio's distributions of taxable income and net capital gains and (2) assumes that you paid taxes on the Portfolio's distributions of taxable income and net capital gains and sold all shares at the end of each period.

      After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain circumstances, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an IRA or 401(k) plan, the after-tax returns shown are not relevant to you.

      AVERAGE ANNUAL TOTAL RETURN (FOR THE PERIOD ENDED DECEMBER 31, 2004)

--------------------------------------------------------------------------------
                                            1 YEAR      5 YEAR      SINCE
                                                                    INCEPTION(1)
--------------------------------------------------------------------------------
Class Y
  Return Before Taxes                        8.71%       4.20%       4.20%
  Return After Taxes on Distributions        8.71%       3.74%       3.74%
  Return After Taxes on Distributions
    and Sale of Fund Shares                  5.66%       3.33%       3.33%

--------------------------------------------------------------------------------
Class N
  Return Before Taxes (2)                    8.37%       n/a         0.10%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Russell Mid Cap Growth Index (3)
  Class Y inception                          15.48%     (3.36)%     (3.14)%
  Class N inception                          15.48%      n/a        (6.65)%

--------------------------------------------------------------------------------
Russell Mid Cap Index (4)
  Class Y inception                          20.22%      7.59%       7.78%
  Class N inception                          20.22%      n/a         6.44%
--------------------------------------------------------------------------------

      (1) The commencement of operations for Class Y shares was December 31, 1999. The commencement of operations for Class N shares was March 31, 2000.

      (2) Prior to November 25, 2002, Class N shares were designated as either Class A, B or II shares. Certain Class A, B and II shares were subject to front-end and/or contingent deferred sales charges. The Class N shares performance information does not reflect deductions for front-end and/or contingent deferred sales charges.

      (3) The Russell Mid Cap Growth Index measures the performance of those Russell Mid Cap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Mid Cap Growth Index does not reflect any fees, expenses or taxes. Investors cannot invest directly in the Index.

      (4) The Russell Mid Cap Index consists of the 800 smallest companies in the Russell 1000 Index. The Russell Mid Cap Index does not reflect any fees, expenses or taxes. Investors cannot invest directly in the Index. The Russell Mid Cap Index was replaced with the Russell Mid Cap Growth Index since the latter is more consistent with the Adviser's strategies and approach in managing the Portfolio.

INVESTOR EXPENSES

      The expenses you should expect to pay as an investor in the Portfolio are shown below.


           SHAREHOLDER FEES (FEES PAID DIRECTLY         CLASS N     CLASS Y
           FROM YOUR INVESTMENT)

           Maximum Sales Charge (Load) Imposed on        None        None
           Purchases (as a percentage of offering
           price)
           Maximum Deferred Sales Charge (Load)          None        None
           (as a percentage of original cost or
           current value, whichever is less)

           Maximum Sales Charge (Load) Imposed on        None        None
           Reinvested Dividends

           Redemption Fee (as a percentage of            None        None
           amount redeemed)
           Exchange Fee                                  None        None
           Maximum Account Fee                           None        None

           ANNUAL PORTFOLIO OPERATING EXPENSES          CLASS N     CLASS Y
           (EXPENSES THAT ARE DEDUCTED FROM
           PORTFOLIO ASSETS)

           Management Fees                               0.75%       0.75%
           Distribution (12b-1) Fees (1)                 0.35%       None

           Other Expenses                                0.28%       0.28%
                                                         -----       -----

           Total Annual Portfolio Operating              1.38%       1.03%
           Expenses (2)                                  =====       =====

      (1) Because these fees are paid out of a Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

      (2) The Adviser has contractually agreed to waive fees and/or reimburse expenses so as to cap the annual net expense ratio for the Portfolio at 1.55% for Class N and 1.20% for Class Y. This expense cap can be altered only with the approval of a majority vote of the Board of Trustees of the Trust. The Adviser may recoup the amount of any fee waiver or reimbursed expense within three years of being made provided the combination of the Portfolio's expenses and such reimbursements does not exceed the Portfolio's expense cap. If the actual expense ratio is less than the expense cap and the Adviser has recouped any eligible previous payments, the Portfolio will be charged only such lower expenses. During the past fiscal year, the Adviser recouped expenses from the Portfolio equal to less than 0.01%.

      The expense example below shows what a shareholder could pay in expenses over time and is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It uses the same hypothetical conditions other mutual funds use in their prospectuses: $10,000 initial investment for the time periods indicated, 5% annual total return, expenses (with fee waiver) remain unchanged.

                                  1 YEAR     3 YEARS    5 YEARS    10 YEARS
                                  ------     -------    -------    --------

      Class N                      $140       $437        $755      $1,657

      Class Y                      $105       $328        $569      $1,259

--------------------------------------------------------------------------------
                     BRAZOS REAL ESTATE SECURITIES PORTFOLIO

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INVESTMENT OBJECTIVE

      The investment objective of the Brazos Real Estate Securities Portfolio is to invest in real estate securities that provide a balance of income and appreciation (with reasonable risk to principal).

INVESTMENT POLICIES AND STRATEGIES

      The Brazos Real Estate Securities Portfolio seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in companies principally engaged in the real estate industry. In the event that the Board of Trustees changes this policy, shareholders will be provided with notice at least 60 days prior to the effective date of the change. In implementing this policy, the Portfolio will seek to track the performance of the Morgan Stanley REIT Index, an index tracking the performance of publicly traded equity real estate investment trusts ("REITs"). Thus, the Portfolio intends to invest principally in the securities of REITs included in this index. The Adviser has retained AIG Global Investment Corp. (the "Subadviser") to provide day-to-day discretionary management of the Portfolio's assets in accordance with the Portfolio's investment objectives, policies and restrictions, subject to the general supervision of the Board and the Adviser.

      An index fund generally tries to mirror a target index and its performance. An index fund's performance will not exactly match that of an index because the index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. These differences between an index fund and its index are often called "tracking differences." Since it may not be possible to invest in every stock included in an index, or in the same proportions, the Portfolio may, alternatively, invest in a sampling of stocks in the index selected using a statistical sampling technique known as "optimization." Sampling techniques such as optimization offer an efficient strategy to mirror an index, but may also increase tracking differences if the sampled stocks do not accurately reflect the industry weightings, market capitalizations or other fundamental characteristics of those in the index as a whole.

      The Portfolio is non-diversified for purposes of the Investment Company Act of 1940, as amended. Nevertheless, the Portfolio is subject to the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, as of the last day of each fiscal quarter, and as to 50% of its assets, it may invest no more than 5% of its assets in securities of any one issuer and no issuer's securities the Portfolio holds may be more than 10% of the issuer's outstanding voting securities at the time of acquisition.

      The Real Estate Securities Portfolio may be appropriate for investors who:

   o  are seeking long-term capital growth;
   o  prefer some current income;
   o are willing to hold an investment over a long period of time in anticipation of returns that equity securities can provide; and
   o  are able to tolerate fluctuations in principal value of their investment.

RISK CONSIDERATIONS

      Investment in the Portfolio involves investment risks, including the risk that investors may lose money. The value of the Portfolio may significantly increase or decrease over a short period of time. The value could be influenced by changes in the stock market as a whole, by changes in a certain industry, or by changes in certain stocks. Because the Portfolio concentrates its investments in a specific industry it is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industries.

      The Portfolio is subject to risks, such as market forces, that may impact the values of its underlying real estate assets, and management's skill in managing those assets. The Portfolio invests primarily in companies in the real estate industry and, therefore, may be subject to risks associated with the direct ownership of real estate, such as decreases in real estate value, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Moreover, the trading volume of real estate securities due to their low volume may make them more difficult to sell.

      Investments in REITs, which tend to be small-to-mid cap stocks, may trail returns of the overall stock market and may be more volatile than the performance of larger company stocks. An index fund is managed to an index. Therefore, the Portfolio's performance will be closely tied to the index. If the index goes down, it is likely that the Portfolio's performance will also go down. The Subadviser will not sell securities in the Portfolio or buy different securities other than in conjunction with changes in the index, even if there are adverse developments concerning a particular security, company or industry.

      The Portfolio may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various U.S.
dollar-denominated money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Portfolio's assets are invested in these instruments, it may not be achieving its investment objective.

      A more in-depth discussion of the types of risks an equity fund could be subject to is on pages 32 to 34.

PERFORMANCE

      The bar chart below shows the variability of the annual returns for the Class Y shares of the Real Estate Securities Portfolio for the periods ended December 31, and provides an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year to year. The bar chart assumes the reinvestment of dividends and other distributions. As with all mutual funds, the past is not a prediction of the future. The performance reflects expense limitations in effect for the Portfolio for certain years. If expense limitations were not in place, the Portfolio's performance during those years would have been reduced. Sales loads are not reflected in the bar chart. If sales loads were reflected, returns would be less than those shown. Effective January 26, 2004, the Portfolio changed its primary investment strategy so as to seek to track the performance of the Morgan Stanley REIT Index by investing in those securities that comprise the index. The performance information provided below reflects periods of time when the Adviser actively managed the Portfolio and the Portfolio was not considered an "index" fund.

         YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR EACH YEAR INDICATED

                   Brazos Real Estate Securities (Class Y) (1)

                     1997:                              9.19%
                     1998:                            (17.38)%
                     1999:                             (4.61)%
                     2000:                             25.87%
                     2001:                             10.34%
                     2002:                              4.42%
                     2003:                             33.66%
                     2004:                             29.93%

      (1) The returns shown in the bar chart are for Class Y shares. The performance of Class N shares will differ due to differences in expenses and sales charges.

                      BEST CALENDAR QUARTER: Q4 2004 14.92%
                    WORST CALENDAR QUARTER: Q3 1998 (13.52)%

      The table below shows the past performance of the Class Y and Class N shares of the Real Estate Securities Portfolio compared to that of the National Association of Real Estate Investment Trusts ("NAREIT") Equity Index and the Morgan Stanley REIT Index, two widely recognized unmanaged indices of publicly traded real estate securities. The table also provides an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year to year. Similar to the bar chart above, the table assumes the reinvestment of dividends and other distributions. As with all mutual funds, historical performance (before and after taxes) is not a prediction of future results. The performance reflects expense limitations in effect for the Portfolio for certain years. If expense limitations were not in place, the Portfolio's performance during those years would have been reduced.

      The after-tax returns are shown in two ways: (1) assumes that you owned shares of the Portfolio during the entire period and paid taxes on the Portfolio's distributions of taxable income and net capital gains and (2) assumes that you paid taxes on the Portfolio's distributions of taxable income and net capital gains and sold all shares at the end of each period.

      After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain circumstances, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an IRA or 401(k) plan, the after-tax returns shown are not relevant to you.

      AVERAGE ANNUAL TOTAL RETURN (FOR THE PERIOD ENDED DECEMBER 31, 2004)

--------------------------------------------------------------------------------
                                               1 YEAR    5 YEAR    SINCE
                                                                   INCEPTION (1)

--------------------------------------------------------------------------------
Class Y
  Return Before Taxes                          29.93%    20.29%    12.49%
  Return After Taxes on Distributions          25.03%    15.08%    8.27%
  Return After Taxes on Distributions
    and Sale of Fund Shares                    20.84%    14.88%    8.45%

--------------------------------------------------------------------------------
Class N
  Return Before Taxes (2)                      29.32%    19.75%    17.47%

--------------------------------------------------------------------------------
NAREIT Equity Index (3)
  Class Y inception                            31.39%    21.96%    12.42%
  Class N inception                            31.39%    21.96%    19.49%

--------------------------------------------------------------------------------
Morgan Stanley REIT Index (4)
  Class Y inception                            31.49%    21.67%    12.31%
  Class N inception                            31.49%    21.67%    19.19%
--------------------------------------------------------------------------------

      (1) The commencement of operations for Class Y shares was December 31, 1996. The commencement of operations for Class N shares was September 8, 1999.

      (2) Prior to November 25, 2002, Class N shares were designated as Class A shares. Class A shares are subject to a front-end and/or contingent deferred sales charge. The Class N performance information does not reflect deductions for contingent deferred sales charges.

      (3) The NAREIT Equity Index is a total return performance index of all equity REITs tracked by NAREIT. The NAREIT Equity Index figures do not reflect any fees, expenses or taxes. Investors cannot invest directly in the Index.

      (4) Effective January 26, 2004, the Portfolio changed its primary investment strategy so as to seek to track the performance of the Morgan Stanley REIT Index by investing in securities that comprise the Index. The Morgan Stanley REIT Index tracks the performance of publicly traded REITs. The Morgan Stanley REIT Index figures do not reflect any fees, expenses or taxes. Investors cannot invest directly in the Index. The Morgan Stanley REIT Index replaced the NAREIT Equity Index as the Portfolio's comparable broad-based securities market index. The performance information provided above reflects periods of time when the Adviser actively managed the Portfolio and the Portfolio was not considered an "index" fund.

INVESTOR EXPENSES

      The expenses you should expect to pay as an investor in the Portfolio are shown below.

SHAREHOLDER FEES (FEES PAID DIRECTLY        CLASS N     CLASS Y
FROM YOUR INVESTMENT)

Maximum Sales Charge (Load) Imposed on        None       None
Purchases (as a percentage of offering
price)
Maximum Deferred Sales Charge (Load)          None       None
(as a percentage of original cost or
current value, whichever is less)

Maximum Sales Charge (Load) Imposed on        None       None
Reinvested Dividends

Redemption Fee (as a percentage of            None       None
amount redeemed)
Exchange Fee                                  None       None
Maximum Account Fee                           None       None


ANNUAL PORTFOLIO OPERATING EXPENSES         CLASS N      CLASS Y
(EXPENSES   THAT   ARE   DEDUCTED   FROM
PORTFOLIO ASSETS)

Management Fees                              0.40%        0.40%
Distribution (12b-1) Fees (1)                0.35%         None

Other Expenses                               1.22%        1.17%
                                             -----        -----

Total Annual Portfolio Operating             1.97%        1.57%
Expenses (2)
Fee Waiver and/or Expense Reimbursement      0.32%        0.32%
                                             -----        -----
Net Expenses                                 1.65%        1.25%
                                             =====        =====

      (1) Because these fees are paid out of a Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

      (2) The Adviser has contractually agreed to waive fees and/or reimburse expenses so as to cap the annual net expense ratio for the Portfolio at 1.65% for Class N and 1.25% for Class Y. This expense cap can be altered only with the approval of a majority vote of the Board of Trustees of the Trust. The Adviser may recoup the amount of any fee waiver or reimbursed expense within three years of being made provided the combination of the Portfolio's expenses and such reimbursements does not exceed the Portfolio's expense cap. If the actual expense ratio is less than the expense cap and the Adviser has recouped any eligible previous payments, the Portfolio will be charged only such lower expenses.

      The expense example below shows what a shareholder could pay in expenses over time and is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It uses the same hypothetical conditions other mutual funds use in their prospectuses: $10,000 initial investment for the time periods indicated, 5% annual total return, expenses (with fee waiver) remain unchanged.

                                     1 YEAR     3 YEARS    5 YEARS    10 YEARS
                                     ------     -------    -------    --------

      Class N                         $168       $587       $1,033     $2,270

      Class Y                         $127       $464        $825      $1,840

--------------------------------------------------------------------------------
                             BRAZOS GROWTH PORTFOLIO

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

      The investment objective of the Brazos Growth Portfolio is to provide maximum capital growth, consistent with reasonable risk to principal.

INVESTMENT POLICIES AND STRATEGIES

      The Brazos Growth Portfolio seeks to achieve its investment objective by investing, under normal market conditions, primarily in equity securities. The Growth Portfolio generally seeks securities of companies with above average growth rates, above average return on equity, and low debt levels. There can be no assurance that any securities of companies in which the Portfolio invests will achieve the targeted growth rate.

      The Portfolio primarily invests in equity securities including, for example, common stock and securities convertible into common stock. Market conditions may lead to higher levels (up to 100%) of temporary investments such as money market instruments or U.S. Treasury Bills.

      Securities are selected based on the company's potential for strong growth in revenue, earnings and cash flow, strong management, and leading products or services. The possible investments are further filtered through the use of fundamental security analysis and valuation methods.

      To reduce any fluctuation in the value of the Portfolio's investments, the Adviser invests across numerous industry sectors with no industry sector representing more than 25% of the value of the Portfolio. The Adviser may sell securities when the value of a security or a group of securities within a certain industry sector violates diversification objectives. The Portfolio may have annual portfolio turnover rates exceeding 100%.

      The Growth Portfolio may be appropriate for investors who:

   o  are seeking long-term capital growth;
   o are willing to hold an investment over a long period of time in anticipation of returns that equity securities can provide; and
   o  are able to tolerate fluctuations in principal value of their investment.

RISK CONSIDERATIONS

      Investment in the Portfolio involves investment risks, including the risk that investors may lose money. The value of the Portfolio may advance or decline significantly over a short period of time. The value could be influenced by changes in the stock market as a whole, by changes in a certain industry, or by changes in certain stocks.

      A high rate of portfolio turnover involves greater transaction expenses and possible adverse tax consequences to the Portfolio's shareholders, which may reduce performance.

      The Portfolio may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various U.S.
dollar-denominated money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Portfolio's assets are invested in these instruments, it may not be achieving its investment objective.

      A more in-depth discussion of the types of risks an equity fund could be subject to is on pages 32 to 34.

PERFORMANCE

      The bar chart below shows the variability of the annual returns for the Class Y shares of the Growth Portfolio for the periods ended December 31, and provides an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year to year. The bar chart assumes the reinvestment of dividends and other distributions. As with all mutual funds, the past is not a prediction of the future. The performance reflects expense limitations in effect for the Portfolio for certain years. If expense limitations were not in place, the Portfolio's performance during those years would have been reduced. Sales loads are not reflected in the bar chart. If sales loads were reflected, returns would be less than those shown. The longer-term performance results presented for the Portfolio reflect periods of above average performance attributable in part to investments in certain securities during the initial public offering or other non-recurring factors. In particular, returns for 1999 reflect substantial benefits from first day realized and unrealized gains from participation in initial public offerings. It is unlikely that the Portfolio will benefit to the same extent from these types of gains in the future, especially if Portfolio assets remain at current levels or if they increase.

         YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR EACH YEAR INDICATED

                           Brazos Growth (Class Y) (1)

                            1999:              92.05%
                            2000:              35.06%
                            2001:             (11.14)%
                            2002:             (32.88)%
                            2003:              27.45%
                            2004:               8.05%

      (1) The returns shown in the bar chart are for Class Y shares. The performance of Class N shares will differ due to differences in expenses and sales charges.

                     BEST CALENDAR QUARTER:   Q4 1999  28.73%

                    WORST CALENDAR QUARTER:   Q3 2001 (19.37)%

      The table below shows the past performance of the Class Y and Class N shares of the Growth Portfolio compared to that of the Russell 3000 Growth Index, an unmanaged broad-based index of companies with higher price-to-book ratios and higher forecasted growth values. The table also shows performance compared to that of the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index"), an unmanaged broad-based index of large capitalization companies. The table provides an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year to year. Similar to the bar chart above, the table assumes the reinvestment of dividends and other distributions. As with all mutual funds, historical performance (before and after taxes) is not a prediction of future results. The performance reflects expense limitations in effect for the Portfolio for certain years. If expense limitations were not in place, the Portfolio's performance during those years would have been reduced.

      The after-tax returns are shown in two ways: (1) assumes that you owned shares of the Portfolio during the entire period and paid taxes on the Portfolio's distributions of taxable income and net capital gains and (2) assumes that you paid taxes on the Portfolio's distributions of taxable income and net capital gains and sold all shares at the end of each period.

      After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain circumstances, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an IRA or 401(k) plan, the after-tax returns shown are not relevant to you.

      AVERAGE ANNUAL TOTAL RETURN (FOR THE PERIOD ENDED DECEMBER 31, 2004)

--------------------------------------------------------------------------------
                                            1 YEAR      5 YEAR     SINCE
                                                                   INCEPTION (1)

--------------------------------------------------------------------------------
Class Y
  Return Before Taxes                        8.05%       2.10%      13.44%
  Return After Taxes on Distributions        8.05%       1.02%      10.94%
  Return After Taxes on Distributions
    and Sale of Fund Shares                  5.23%       1.20%      10.22%

--------------------------------------------------------------------------------
Class N
  Return Before Taxes (2)                    7.74%        n/a       (2.32)%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Russell 3000 Growth Index (3)
  Class Y inception                          6.93%      (8.87)%     (2.77)%
  Class N inception                          6.93%        n/a      (10.38)%

--------------------------------------------------------------------------------
S&P 500 Index (4)
  Class Y inception                         10.88%      (2.30)%      1.22%
  Class N inception                         10.88%       n/a        (2.73)%
--------------------------------------------------------------------------------

      (1) The commencement of operations for Class Y shares was December 31, 1998. The commencement of operations for Class N shares was March 31, 2000.

      (2) Prior to November 25, 2002, Class N shares were designated as Class A shares. Class A shares were subject to a front-end and/or contingent deferred sales charge. The Class N performance information does not reflect deductions for contingent deferred sales charges.

      (3) The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Growth Index does not reflect any fees, expenses or taxes. Investors cannot invest directly in the index.

      (4) The S&P 500 Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The S&P 500 Index figures do not reflect any fees, expenses or taxes. Investors cannot invest directly in the index. The S&P 500 Index was replaced with the Russell 3000 Growth Index since the latter is more consistent with the Adviser's strategies and approach in managing the Portfolio.


INVESTOR EXPENSES

      The expenses you should expect to pay as an investor in the Portfolio are shown below.

            SHAREHOLDER FEES (FEES PAID DIRECTLY        CLASS N     CLASS Y
            FROM YOUR INVESTMENT)

            Maximum Sales Charge (Load) Imposed on       None        None
            Purchases (as a percentage of offering
            price)
            Maximum Deferred Sales Charge (Load)         None        None
            (as a percentage of original cost or
            current value, whichever is less)

            Maximum Sales Charge (Load) Imposed on       None        None
            Reinvested Dividends

            Redemption Fee (as a percentage of           None        None
            amount redeemed)
            Exchange Fee                                 None        None
            Maximum Account Fee                          None        None

            ANNUAL PORTFOLIO OPERATING EXPENSES         CLASS N     CLASS Y
            (EXPENSES THAT ARE DEDUCTED FROM
            PORTFOLIO ASSETS)

            Management Fees                              0.75%       0.75%
            Distribution (12b-1) Fees (1)                0.35%       None

            Other Expenses                               0.44%       0.44%
                                                         -----       -----

            Total Annual Portfolio Operating             1.54%       1.19%
            Expenses (2)                                 =====       =====

      (1) Because these fees are paid out of a Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

      (2) The Adviser has contractually agreed to waive fees and/or reimburse expenses so as to cap the annual net expense ratio for the Portfolio at 1.55% for Class N and 1.20% for Class Y. This expense cap can be altered only with the approval of a majority vote of the Board of Trustees of the Trust. The Adviser may recoup the amount of any fee waiver or reimbursed expense within three years of being made provided the combination of the Portfolio's expenses and such reimbursements does not exceed the Portfolio's expense cap. If the actual expense ratio is less than the expense cap and the Adviser has recouped any eligible previous payments, the Portfolio will be charged only such lower expenses. During the past fiscal year, the Adviser recovered expenses from the Portfolio for expenses that it had waived in previous fiscal years equal to 0.01%. As a result, the actual total annual operating expenses were 1.55% for Class N shares and 1.20% for Class Y shares.

      The expense example below shows what a shareholder could pay in expenses over time and is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It uses the same hypothetical conditions other mutual funds use in their prospectuses: $10,000 initial investment for the time periods indicated, 5% annual total return, expenses (with fee waiver) remain unchanged.

                                    1 YEAR     3 YEARS    5 YEARS    10 YEARS
                                    ------     -------    -------    --------

      Class N                        $158       $490        $845      $1,845

      Class Y                        $122       $381        $660      $1,455

RISK ELEMENTS

      In seeking to achieve its investment objective, each Portfolio will rely on varying investment strategies. The table and subsequent information provided below identifies those elements that primarily make up a Portfolio's overall risk and reward characteristics. This information supplements the information provided under the "Risk Considerations" for each Portfolio. This information also highlights certain investment strategies and corresponding risks for the Portfolios, which are not necessarily a Portfolio's principal investment strategy. The following strategies are not fundamental and the Trustees may change these strategies without shareholder approval.

-------------------------------------------------------------------------------------------------
STRATEGIES                        POTENTIAL REWARDS               POTENTIAL RISK
-------------------------------------------------------------------------------------------------
MARKET CONDITIONS
o Under normal circumstances,     o Stocks and bonds have         o A Portfolio's share price
each Portfolio plans to remain    generally outperformed more     and performance will
substantially fully invested.     stable investments (such as     fluctuate in response to
                                  short-term bonds and cash       stock and bond market
 Each Portfolio (other than the   equivalents) over the long      movements.
Real Estate Securities            term.
Portfolio) seeks to limit risk
through diversification in a
large number of stocks.

MANAGEMENT CHOICES

o For each Portfolio (other than  o A Portfolio could outperform  o A Portfolio could
the Real Estate Securities        its benchmark due to its        underperform its benchmark
Portfolio) the Adviser focuses    asset allocation and            due to these same choices and
on bottom-up research,            securities choices.             due to expenses.
fundamental security analysis
and valuation methods to
enhance returns.

SHORT-TERM TRADING

o A Portfolio's turnover rate     o A Portfolio could realize     o Increased trading raises the
may exceed 100% annually.  The    capital gains in short          Portfolios' brokerage and
Adviser and Subadviser do not     periods of time.                related costs.
anticipate that the turnover
rate for the Real Estate          o A Portfolio could protect     o Increased distributions of
Securities Portfolio will         against losses if a stock is    net short-term capital gains
exceed 100% annually.             overvalued and its value        (which are taxable as
                                  later falls.                    ordinary income) will raise a
                                                                  shareholder's income tax
                                                                  liability.

REITS

o The Real Estate Securities      o Favorable market conditions   o The value of a REIT's shares
Portfolio invests in equities     could generate gains or         is affected by changes in the
of REITs that comprise the        reduce losses.                  value of the properties owned
Morgan Stanley REIT Index.                                        by the REIT or securing
                                  o These investments may offer   mortgage loans held by the
                                  more attractive yields or       REIT.
                                  potential growth than other
                                  securities.                     o The Real Estate Securities
                                                                  Portfolio could lose money
                                                                  because of a decline in the
                                                                  value of real estate, risks
                                                                  related to general and local
                                                                  economic conditions,
                                                                  overbuilding and increased
                                                                  competition.

                                                                  o The Real Estate Securities
                                                                  Portfolio is non-diversified.

SMALL CAP AND MICRO CAP STOCKS

o For Portfolios (other than the  o Securities of companies       o The Small Cap and Micro Cap
Real Estate Securities            with small and micro            Portfolios could lose money
Portfolio) the Adviser focuses    capitalizations may have        because of the potentially
on companies with potential for   greater potential than large    higher risks of small
strong growth in revenue,         cap companies to deliver        companies and price
earnings and cash flow; strong    above average growth rates      volatility than investments
management; leading products or   that may not yet have been      in general equity markets.
services; and potential for       recognized by investors.
improvement.                                                      o The Micro Cap Portfolio may
                                                                  be unable to sell some of its
o 20% of the Small Cap and the                                    securities and may be forced
Micro Cap Portfolios may be                                       to hold them if the
invested in securities of                                         securities are thinly traded.
larger capitalization companies.

GROWTH INVESTING

o For Portfolios (other than the  o Growth companies may have     o The Portfolios that invest
Real Estate Securities            more potential to provide       in growth companies may lose
Portfolio) the Adviser focuses    higher growth rates than        money if the Adviser is
on companies that are expected    dividend-paying or value        incorrect in its assessment
to grow faster than average.      companies.                      of a company's growth
                                                                  potential or if this style of
                                                                  investing is out of favor
                                                                  with investors.

      Certain Portfolios may also invest in foreign securities. There are certain risks unique to investing in foreign securities including the liquidity of foreign markets, political instability, fluctuations in foreign currency exchange rates, and differing regulatory systems.

      The following table indicates the maximum percentage under normal conditions each Portfolio may make:

----------------------------------------------------------------------------------------------------
                                                                         REAL ESTATE
                                MICRO CAP     SMALL CAP      MID CAP      SECURITIES      GROWTH
----------------------------------------------------------------------------------------------------
ADRs, EDRs and GDRs.........       10%           10%           10%           10%           10%
Bank obligations............       10%           10%           10%           10%           10%
Foreign securities (f)......       10%           10%           10%           10%           10%
Futures                           5%(a)         5%(a)         5%(a)         5%(a)         5%(a)
contracts...................     20%(b)        20%(b)        20%(b)        20%(b)        20%(b)
Illiquid securities.........       15%           15%           15%           15%           15%
Investment companies........       10%           10%           10%           10%           10%
Lending of securities.......     33 1/3%       33 1/3%       33 1/3%       33 1/3%       33 1/3%
Options transactions........        5%(a)         5%(a)         5%(a)         5%(a)         5%(a)
                                  20%(b)        20%(b)        20%(b)        20%(b)        20%(b)
Reverse repurchase agreements..  33 1/3%       33 1/3%       33 1/3%       33 1/3%       33 1/3%
U.S. Government obligations....   100%          100%          100%          100%          100%
Warrants....................        5%            5%            5%            5%            5%
When-issued securities......     33 1/3%       33 1/3%       33 1/3%       33 1/3%       33 1/3%

Temporary Cash (c)                100%          100%          100%          100%          100%
Temporary Short-term
obligations (c).                  100%          100%          100%          100%          100%

Securities of any one
issuer (d)..................        5%            5%            5%            5%            5%
Outstanding voting
securities of any one
issuer (d)..................       10%           10%           10%           10%           10%
Securities of issuers in any
one industry................       25%           25%           25%         25% (e)         25%
----------------------------------------------------------------------------------------------------

      Percentages are of total assets (except for Illiquid Securities which are shown as a percentage of net assets).

      (a) A Portfolio may not purchase futures contracts or options where premiums and margin deposits exceed 5% of total assets.

      (b) A Portfolio may not enter into futures contracts or options where the value of such futures contracts or options may exceed 20% of total assets.

      (c) A Portfolio will invest up to 100% of its assets in temporary investments only when market conditions so require.

      (d) For each Portfolio, other than the Real Estate Securities Portfolio, these limits apply only to 75% of a Portfolio's total assets. For the Real Estate Securities Portfolio, the 5% and 10% limitations apply to 50% of the Real Estate Securities Portfolio's total assets as of the last day of each fiscal quarter.

      (e) The Real Estate Securities Portfolio, under normal circumstances, will invest at least 80% of its net assets in companies principally engaged in the real estate industry.

      (f) For purposes of the percentages shown in the table, ADRs, EDRs and GDRs are not included in the percentage amount for foreign securities.

POLICIES

POLICY ON DISCLOSURE OF PORTFOLIO HOLDINGS

      Each Portfolio makes available on its website a complete schedule of its portfolio holdings and a list of its top ten holdings as of the last business day of each calendar quarter no earlier than five business days following the end of the calendar quarter. A description of the policy on disclosure of portfolio holdings is available in the Statement of Additional Information.

POLICY ON MARKET TIMING

      Each Portfolio is designed for long-term investment purposes and is not intended to provide a method for market timing. The Trustees have adopted a market timing policy to discourage and help prevent market timing activities in the Portfolios. This policy is applied consistently to all shareholders. However, the ability of the Portfolios to detect and prevent market timing in certain accounts, such as omnibus accounts, is limited.

      The Portfolios may decline to accept new accounts where there is reason to believe that the account may be used for market timing. In addition, the Portfolios reserve the right to reject any purchase or exchange transaction without any prior notice, if in the opinion of the Portfolios, the transaction may be a market timing activity or if the transaction is excessive. The Portfolios may consider the trading history of accounts to determine whether to reject a purchase or exchange transaction. In addition, the transfer agent may monitor for market timing activities in the Portfolios.

      The risks of market timing in the Portfolios include interfering with the efficient management of the Portfolios by, among other things, causing the Portfolios to hold extra cash or to sell securities to meet redemptions, increasing portfolio turnover, brokerage expenses, and administrative costs and harming the performance of the Portfolios, particularly for long-term shareholders who do not engage in frequent trading.

      In the case of the Portfolios that invest in small cap stocks, the risk of frequent trading includes the risk that investors may attempt to take advantage of the fact that small cap stocks may trade infrequently and thus their prices may be slow to react to information.

INFORMATION ABOUT THE ADVISER AND SUBADVISER

      Brazos Capital Management, L.P. (formerly, John McStay Investment Counsel, L.P.) (the "Adviser"), 5949 Sherry Lane, Suite 1600, Dallas, Texas 75225, is responsible for the management of the Trust, which includes five separate Portfolios. The Adviser is an indirect majority-owned subsidiary of American International Group, Inc. ("AIG"). AIG, a Delaware corporation, is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities in the United States and abroad. AIG's primary activities include both general and life insurance operations. Other significant activities include financial services and retirement services and asset management. As of December 31, 2004, the Adviser had approximately $902 million of assets under management.

      The Adviser continues to manage the Brazos Micro Cap Portfolio, the Brazos Small Cap Portfolio, the Brazos Growth Portfolio and the Brazos Mid Cap Portfolio using a team approach, and continues to believe that this team approach provides stability in the management of the Portfolios' holdings.

Effective June 30, 2004, the team of portfolio managers consists of Wayne Willems, Thomas Musick, Mike Allocco, Jamie Cuellar, Andre Gatien, Brian Graeme and Eivind Olsen. The team is subject to change. Biographical information for each team member follows:

        Wayne Willems, CFA -  Chief Executive Officer
        Education: B.A. Western Illinois University, M.B.A. Northwestern University
        Industry Experience:  33 years, joined the Adviser in 1983
        Previous Investment Experience: 1976 - 1983: Mercantile Securities Corp. - Portfolio Manager/Analyst, Member of four-man Strategy Committee; First National Bank of Barrington - Portfolio Manager; Northern Trust - Portfolio Manager.

        Tom Musick, CFA - Chief Investment Officer
        Education: B.S. Lehigh University, M.B.A. Southern Methodist University, University Scholar Duke University Law School, Post Graduate work University of California at Berkeley
        Industry Experience:  38 years, joined the Adviser in 1983
        Previous Investment Experience: 1976 - 1983, Mercantile Securities Corp. - Portfolio Manager/Analyst, Member of four-man Strategy Committee. Union Bank of California - Portfolio Manager; First National Bank of Dallas - Research Analyst.

        Michael S. Allocco - Portfolio Manager
        Education: B.A. University of South Florida, M.B.A. University of Chicago Industry Experience: 9 years, joined the Adviser in 2003
        Previous Investment Experience:   2000-2003,  HLM Management Company -
        Sr. Technology Analyst and Portfolio Manager; 1997-2000, Dain Rauscher Wessels - Principal, Institutional Equity Sales.

        Jamie Cuellar, CFA - Portfolio Manager
        Education: B.B.A. University of San Diego, M.B.A. Cox School of Business, Southern Methodist University
        Industry Experience:  10 years, joined the Adviser in 2000
        Previous Investment Experience:    1994-2000,  Lee Financial Corporation
        - Investment  Analyst; Fidelity Investments - Mutual Fund Service Group.

        Andre Gatien, CFA - Portfolio Manager
        Education:  B.A. Universite Laval, J.D./M.B.A. Emory University
        Industry Experience:  11 years, joined the Adviser in 2000
        Previous Investment Experience:   1997-2000,  Morgan Stanley Dean Witter
        Investment Management - Vice President, Equity Research;   1995-1997,
        Wachovia Asset Management - Equity Analyst; 1993-1995, Wachovia Corporate Services - Credit Officer.

        Brian Graeme, CFA - Portfolio Manager
        Education: B.A. University of Arizona, M.B.A. University of Texas at Austin
        Industry Experience:   7  years, joined the Adviser in 1999
        Previous Investment Experience:   1997-1999,  M.B.A. Program, University
        of Texas at Austin, Investment Fund; 1995-1996, Ernst & Young LLP - Consultant.

        Eivind Olsen, CFA - Portfolio Manager
        Education: B.B.A. Texas Christian University, M.B.A. University of Texas at Austin
        Industry Experience:  8 years, joined the Adviser in 1998
        Previous Investment Experience: 1994-1998, Rauscher Pierce Refsnes - Associate Analyst.

      The Adviser's investment focus generally is to capture excess returns while managing risk. The Adviser focuses on:

   o  investing in smaller companies;
   o  investing in rapidly growing companies;
   o  investing in companies with highly predictable revenue and profit streams;
   o investing in companies positioned to accelerate profit growth above general expectations; and
   o  constructing diversified portfolios to moderate risk.

      The Adviser employs a bottom-up process in researching companies. Bottom-up research often includes interviews with senior management, as well as the companies' competitors and suppliers. The list of potential investments is further filtered by the use of traditional fundamental security analysis and valuation methods. The Adviser will often visit a company prior to investing.

      In managing its clients' assets, the Adviser may distribute shares of initial public offerings (IPOs) to eligible accounts. The Adviser considers the appropriateness of each IPO for each eligible account when allocating shares of an IPO, including whether the limited availability of an IPO results in the inability of a specific IPO acquisition to fulfill the investment strategy or position requirements for otherwise eligible accounts. If the IPO investment is not appropriate for the Adviser's other accounts, including mutual fund accounts, because of the account's investment strategy, capitalization ranges, or position requirements, the Adviser may allocate up to 100% of the IPO investment to a Portfolio. However, the Adviser generally will allocate shares of an IPO to a broad number of accounts, where appropriate.

      For the fiscal year ended November 30, 2004, each Portfolio paid the Adviser a fee equal to the following percentage of average daily net assets:

         PORTFOLIO                 FEE        CLASS N CAP      CLASS Y CAP

      Micro Cap                   1.20%          1.90%            1.60%
      Small Cap                   0.90%          1.65%            1.35%
      Mid Cap                     0.75%          1.55%            1.20%
      Real Estate Securities      0.40%          1.65%            1.25%
      Growth                      0.75%          1.55%            1.20%


      With respect to the Real Estate Securities Portfolio, AIG Global Investment Corp. (the "Subadviser") provides day-to-day discretionary management of the Portfolio's assets in accordance with the Portfolio's investment objectives, policies, and restrictions, subject to the general supervision of the Board and the Adviser.

      The Subadviser is an SEC-registered investment adviser with its principal place of business located at 70 Pine Street, New York, New York 10270. The Subadviser is an indirect wholly owned subsidiary of AIG. The Subadviser is an affiliate of the Adviser and is part of AIG Global Investment Group ("AIGGIG"). AIGGIG comprises a group of international companies (including the Subadviser), which provide investment advice and market asset management products and services to clients around the world. As of December 31, 2004, AIGGIG managed $476 billion of which approximately $406.5 billion relates to AIG affiliates and $69.5 billion relates to client assets. These figures do not include assets sub-advised to third party managers. The Subadviser is compensated by the Adviser from the fees that the Adviser receives from the Portfolio. The Subadviser will manage the Portfolio using a team approach.

      The portfolio managers listed below have responsibility for the Real Estate Securities Portfolio.

      James O. Kurtz (lead portfolio manager) - Senior Portfolio Manager
      Education: A.B. Dartmouth College, M.B.A. University of Chicago
      Industry Experience: 26 years, joined the Subadviser in 2001
      Previous Investment Experience: 1978-2000, Sears Investment Management Co.

      Timothy J. Campion - Equities Trader
      Education: B.S. Middlebury College
      Industry Experience: 5 years, joined the Subadviser in 1999

      Information relating to a portfolio manager's compensation, other accounts managed and ownership of Portfolio shares may be found in the Statement of Additional Information.

VALUATION OF SHARES

      The net asset value ("NAV") of each class of shares of a Portfolio is determined by dividing the sum of the total market value of a Portfolio's investments and other assets, less any liabilities, by the total number of shares outstanding. Each Portfolio calculates the net asset value of each class of its shares separately by dividing the total value of each class' net assets by the shares outstanding of such class. Some Portfolios may hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Portfolios do not calculate NAV. In addition, bonds may trade on days when a Portfolio does not calculate its NAV. As a result, the market value of a Portfolio's investments may change on days when you cannot purchase or sell Portfolio shares. Net asset value per share for each Portfolio is determined as of the close of the New York Stock Exchange ("NYSE") on each day that the NYSE is open for business.

      Each Portfolio uses the last quoted trading price or official closing price as the market value for equity securities. For non-Nasdaq listed securities, each Portfolio uses the same price quoted by the exchange on which the security is primarily traded. For Nasdaq equity securities, each Portfolio uses the Nasdaq official closing price. Unlisted securities and listed securities, including REITs, which have not been traded on the valuation date are valued at the average between the last price asked and the last price bid. In the event such market quotations are not readily available, fair value will be used to value the Portfolio. For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents based upon the latest available bid price of such currencies against U.S. dollars quoted by any major bank or by any broker.

      Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. NAV includes interest on fixed income securities, which is accrued daily. Bonds and other fixed income securities are generally valued at the mean between the closing bid and asked prices provided by a pricing service. If the closing bid and asked prices are not readily available, the pricing service may provide a price determined by a matrix pricing method, which is a mathematical technique used to value fixed income securities without relying exclusively on quoted prices. In the absence of market quotations or matrix-derived prices from the pricing service, fair value will be used to value the Portfolios. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Trustees determines that amortized cost reflects fair value.

      The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Trustees.

      The trading hours for most foreign securities end prior to the close of the NYSE, the time the Portfolios' NAV is calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Portfolio may value foreign securities at fair value, taking into account such events, when it calculates its NAV. In such cases, use of fair valuation can reduce an investor's ability to seek to profit by estimating the Portfolios' NAV in advance of the time as of which NAV is calculated.

      If market quotations do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. The Board of Trustees has also developed procedures which utilize fair value procedures when any assets for which reliable market quotations are not readily available or for which the Portfolios' pricing service does not provide a valuation or provides a valuation that in the judgment of the Adviser to the Portfolios holding such assets does not represent fair value. The Portfolios may also fair value a security if the Portfolios or the Adviser believes that the market price is stale.

      There can be no assurance that the Portfolios could purchase or sell a portfolio security at the price used to calculate the Portfolios' NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security's present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations.

      FAIR VALUE PROCEDURES FOR THE PORTFOLIOS. Securities for which market prices are not "readily available," or which cannot be valued using the methodologies described above will generally be valued in accordance with the fair value procedures established by the Board of Trustees. However, a security is not required to be fair valued if the aggregate impact to the Portfolio's NAV would be less than $0.01 per share if all securities that would otherwise be required to be fair valued were assumed to be worthless in a hypothetical worst-case scenario. In such cases, the most recent available market value for such security may be used.

      For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which the Portfolio calculates its NAV. The closing prices of such securities may no longer reflect their market value at the time the Portfolio calculates its NAV if an event that could materially affect the value of those securities has occurred between the time of the security's last trade and the time as of which the Portfolio calculates its NAV. If such an event occurs, such securities may be valued at fair value in accordance with procedures established by and under the general supervision of the Board of Trustees.

      Generally, the fair value of a portfolio security shall be the amount that the Portfolio might reasonably expect to receive upon its current sale. Some of the information which the Fair Valuation Committee may review when making a determination as to the fair value of a portfolio security includes: (i) the type of security or asset; (ii) the cost at date of purchase; (iii) the size of the Portfolio's holding; (iv) the last trade price; (v) fundamental analytical data relating to the investment in the security; (vi) the nature and duration of any restriction on the disposition of the security; (vii) the adviser's evaluation of the forces that influence the market in which the security is purchased and sold; (viii) the financial statement of the issuer; (ix) special reports prepared by analysts; (x) information as to any transactions or offers with respect to the security; (xi) existence of merger proposals or tender offers affecting the security; (xii) the price and extent of public trading in similar securities of the issuer or comparable companies and other relevant matters; (xiii) changes in interest rates; (xiv) observations from financial institutions; (xv) government (domestic or foreign) actions or pronouncements;
(xvi) other news events; and (xvii) other possible methods of valuing portfolio securities.

      Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Adviser compares the new market quotation to the fair value price to evaluate the effectiveness of the Trust's fair valuation procedures. If any significant discrepancies are found, the Adviser may adjust the Trust's fair valuation procedures.

      The fair value procedures are principally implemented by the Fair Valuation Committee of the Portfolios.

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS
AND TAXES

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

      Each Portfolio (except the Real Estate Securities Portfolio) will distribute annually to its shareholders substantially all of its net investment income and any net realized capital gains. The Real Estate Securities Portfolio will pay capital gain distributions, if any, at least annually and income dividends, if any, at least quarterly. A Portfolio's dividends and capital gain distributions will be reinvested automatically in additional shares of that Portfolio unless the Trust is notified in writing that the shareholder elects to receive dividends and/or capital gain distributions in cash.

      If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, the shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. If you elect to have dividends and/or capital gains paid in cash, each Portfolio will automatically reinvest all distributions under $10 in additional shares of the Portfolio.

FEDERAL TAXES

      Each Portfolio contemplates declaring as dividends (sometimes referred to in this section as "distributions") each year all or substantially all of its taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any. You will be subject to income tax on Portfolio distributions regardless of whether they are paid in cash or reinvested in additional shares.

      Distributions attributable to a Portfolio's net capital gain will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003 ("2003 Act"), those distributions are subject to a 15% maximum federal income tax rate for individual shareholders to the extent the distributions are attributable to net capital gain a Portfolio recognizes on sales or exchanges of capital assets through its last taxable year beginning before January 1, 2009.

      Other Portfolio distributions, including amounts attributable to dividends, interest and the excess of net short-term capital gain over net long-term capital loss it earns or realizes, will generally be taxable as ordinary income. Under the 2003 Act, certain income dividends a Portfolio pays to individual shareholders are taxed at the 15% maximum rate applicable to net capital gain. This tax treatment applies to a shareholder only if he or she satisfies certain holding period and other requirements regarding his or her Portfolio shares and the dividends are attributable to "qualified dividend income" ("QDI") the Portfolio receives. For this purpose, QDI means dividends a Portfolio receives from U.S. corporations and "qualified foreign corporations," provided that the Portfolio satisfies certain holding period and other requirements regarding the stock on which the dividends were paid. These special rules generally apply to taxable years beginning before January 1, 2009. Thereafter, a Portfolio's dividends, other than capital gain distributions, will be fully taxable at ordinary income tax rates unless further legislative action is taken.

      A portion of a Portfolio's dividends also may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends a Portfolio receives from U.S. corporations. However, dividends a corporate shareholder receives and deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

      By law, each Portfolio must withhold 28% of distributions and redemption proceeds (regardless of the extent to which gain or loss may be realized) otherwise payable to you if you are an individual or other non-corporate shareholder and have not provided to the Trust a correct social security number or other taxpayer identification.

      Because the Micro Cap, Small Cap, Mid Cap and Growth Portfolios seek capital appreciation as opposed to current income, the Trust anticipates that most of the distributions from these Portfolios will be taxed as long-term capital gain. From time to time, however, distributions from the Micro Cap Portfolio (and possibly the Small Cap, Mid Cap and Growth Portfolios) may be from ordinary income and the excess of net short-term capital gain over net long-term capital loss (which is taxed as ordinary income, and is not QDI, when received by shareholders) in amounts that exceed capital gain distributions, primarily as a result of high portfolio turnover. Distributions from the Real Estate Securities Portfolio are likely to represent both capital appreciation and income and thus are likely to constitute both capital gains and ordinary income; that Portfolio's dividend distributions that are attributable to dividends it receives from REITs generally will not be QDI.

      You should note that if you purchase shares just before a distribution, you will be taxed on that distribution like other shareholders, even though that distribution represents simply a return of part of your investment. This is known as "buying into a distribution." You may wish to defer your purchase until after the record date for the distribution, so as to avoid this tax impact.

      You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Portfolio, based on the difference between your tax basis in the shares and the amount you receive for them. This gain or loss will be long term or short term depending on whether your holding period for the shares exceeds 12 months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Any capital gain an individual shareholder recognizes on a redemption or exchange through 2008 of his or her Portfolio shares that have been held for more than one year will qualify for the 15% maximum federal income tax rate enacted by the 2003 Act.

      The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

STATE AND LOCAL TAXES

      Shareholders may also be subject to state and local taxes on distributions and redemptions. Shareholders should consult with their tax advisers regarding the tax status of distributions in their state and locality.

SHAREHOLDER ACCOUNT INFORMATION

SELECTING A SHARE CLASS

      Class N and Y shares of each Portfolio are offered through this prospectus. Each Portfolio, except for the Mid Cap Portfolio, also has Class B and II shares. Information regarding these shares are provided in a separate prospectus. Class B and II shares are no longer available for new investors except through dividend reinvestment for existing shareholders as of August 20, 2002.

      Each class of shares has its own cost structure, so you can choose the one best suited to your investment needs. Your broker or financial adviser can help you determine which class is right for you.

                CLASS N                                    CLASS Y

o Initial investment for non-retirement     o Initial investment of at least
account is $2,500 and retirement account      $1,000,000.  Subsequent minimum
is $1,000.                                    investments must be at least
                                              $1,000.  Shares may be purchased
                                              and subsequent investments may be
                                              made without being subject to the
                                              minimum or subsequent investment
                                              limitations at the discretion of
                                              the officers of the Trust.

o No front-end sales charges.                 o No front-end sales charge.

o Distribution fee.                           o Lower annual expenses than
                                                Class N.
o Ongoing account maintenance and
service fee.

DISTRIBUTION AND SERVICE (12B-1) FEES

      Class N shares of each Portfolio have their own 12b-1 plan that permits them to pay for distribution and account maintenance and service fees (payable to the Distributor) based on a percentage of average daily net assets. Currently, the Class N shares are subject to a distribution fee equal to 0.10% and an account maintenance and service fee equal to 0.25% pursuant to the 12b-1 plan. Because 12b-1 fees are paid out of a Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

OPENING AN ACCOUNT

      1. Read this prospectus carefully.

      2. Determine how much you want to invest. The minimum initial investment for Class N shares of each Portfolio is as follows:

   o  non-retirement account: $2,500

   o  retirement account: $1,000

   o  dollar cost averaging: $500 to open; you must invest at least $25 a month.

      The minimum subsequent investment for Class N shares is as follows:

   o  non-retirement account: $100

   o  retirement account: $25

      3. Complete the appropriate parts of the Account Application, carefully following the instructions. If you have questions, please contact your broker or financial adviser or call the Trust at 1-800-426-9157.

      4. Complete the appropriate parts of the Supplemental Account Application. By applying for additional investor services now, you can avoid the delay and inconvenience of having to submit an additional application if you want to add services later.

      5. Make your initial investment using the chart on the next page. You can initiate any purchase, exchange or sale through your broker or financial adviser.

      6. If an investor elects to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Trust reserves the right to reinvest the distribution check in the shareholders account at the redeeming Portfolio's then current net asset value and to reinvest all subsequent distributions.

VERIFICATION OF CERTAIN INFORMATION

      As required by federal law, the Trust, itself or through its designee, must obtain certain information (such as name, address, birth date and social security or other tax identification number) from you prior to opening an account. If your identity is unable to be verified, the Trust may refuse to open your account or your account may be opened but the Trust may take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If the Trust or its designee subsequently is unable to verify your identity, your account may be closed and the value of your shares at the next calculated NAV will be returned to you.

PURCHASE OF SHARES

      Shares of each Portfolio may be purchased, at the NAV per share with respect to Class N and Y shares next determined after an order, including payment in the manner described herein, is received by the Trust (see "Valuation of Shares"). The Trust reserves the right to reject your purchase order and to suspend the offering of shares of the Trust. All purchases must be in U.S. dollars.

      The Trust will not accept payment in cash or money orders. The Trust also does not accept cashier's checks in amounts less than $10,000. Also, to prevent check fraud, the Trust will not accept third party checks, U.S. Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares. There is a $25.00 fee for all checks returned due to insufficient funds.

      Class Y shares may be purchased and subsequent investments may be made by principals, officers, associates and employees of the Trust and its affiliates, their families and their business or personal associates, and individuals who are shareholders of any Portfolio of the Trust, either directly or through their individual retirement accounts, and by any pension or profit-sharing plan of the Adviser, without being subject to the minimum or subsequent investment limitations for Class Y shares.

PURCHASING SHARES:  OPENING AN ACCOUNT:             ADDING TO AN ACCOUNT:

By Check            Make out a check for the        Make out a check for the
                    investment amount, payable      investment amount, payable
[INSERT GRAPHIC]    to "Brazos Mutual Funds."       to "Brazos Mutual Funds."

                    Mail the check and your         Fill out the detachable
                    completed Account Application   investment slip from an
                    (and Supplemental Account       account statement.  If no
                    Application, if applicable)     slip is available, include a
                    to the address indicated in     note specifying the
                    "Mailing Addresses" below.      Portfolio name, your share
                                                    class, the Fund number, your
                                                    account number, and the
                                                    name(s) in which the account
                                                    is registered.

By Wire             Mail your completed Account     Contact the Transfer Agent
                    Registration Form to the        at 1-800-426-9157 to inform
[INSERT GRAPHIC]    addresses indicated in          them of the wire, which will
                    "Mailing Addresses" below.      help ensure accurate credit
                                                    upon receipt of the wire.
                    Obtain your account number by
                    referring to your statement     Instruct your bank to wire
                    or by calling                   the amount of your
                    1-800-426-9157.                 investment to:
                                                    U.S. Bank, N.A.
                    Contact the Transfer Agent at   777 E. Wisconsin Avenue
                    1-800-426-9157  to inform       Milwaukee, WI
                    them of the wire, which will    ABA #075000022
                    help ensure accurate credit     Credit U.S. Bancorp Fund
                    upon receipt of the wire.       Services
                                                    DDA #112-952-137
                    Instruct your bank to wire      Brazos Mutual Funds
                    the amount of your investment   Account Name (Shareholder
                    to:                             Name)
                    U.S. Bank, N.A.                 Shareholder Account Number
                    777 E. Wisconsin Avenue
                    Milwaukee, WI
                    ABA #075000022
                    Credit U.S. Bancorp Fund
                    Services
                    DDA #112-952-137
                    Brazos Mutual Funds
                    Account Name (Shareholder
                    Name)
                    Shareholder Account Number

By telephone                                        If you elected this option
                                                    on your account application,
[INSERT GRAPHIC]                                    you may call 1-800-426-9157
                                                    to purchase shares via
                                                    electronic funds transfer
                                                    from your bank account
                                                    through the Automated
                                                    Clearing House (ACH)
                                                    network.  You must have
                                                    banking information
                                                    established on your account
                                                    prior to making a purchase.
                                                    Each telephone purchase must
                                                    be a minimum of $500 for
                                                    Class N.

Mailing Addresses   REGULAR MAIL                    OVERNIGHT DELIVERY

[INSERT GRAPHIC]    Brazos Mutual Funds             Brazos Mutual Funds
                    [Name of Fund]                  [Name of Fund]
                    c/o U.S. Bancorp Fund           c/o U.S. Bancorp Fund
                    Services, LLC                   Services, LLC
                    P.O. Box 701                    615 E. Michigan Street,
                    Milwaukee, WI  53201-0701       Third Floor
                                                    Milwaukee, WI  53202

                                                    The Trust does not consider
                                                    the U.S. Postal Service or
                                                    other independent delivery
                                                    services to be its agents.

By Exchange         Call 1-800-426-9175 to          Review the current
                    request an exchange.            prospectus for the Portfolio
[INSERT GRAPHIC]                                    or the fund into which you
                                                    are exchanging.

                                                    Call 1-800-426-9175 to
                                                    request an exchange.


OTHER COMPANIES THROUGH WHICH YOU CAN PURCHASE BRAZOS MUTUAL FUNDS

FIDELITY INVESTMENT, INC.      CHARLES SCHWAB & CO.         TD WATERHOUSE

National Financial             Charles Schwab & Co.         TD Waterhouse
Services/Fidelity              101 Montgomery Street        100 Wall Street
P. O. Box 770001               San Francisco, CA  94104     2nd Floor
Cincinnati, OH  45277-0003     1-800-435-8000               New York, NY  10005
                                                            1-800-233-3411

AUTOMATIC INVESTMENT PLAN

      Shareholders may also purchase additional Portfolio shares through an Automatic Investment Plan. Under the Plan, U.S. Bancorp Fund Services, LLC, at regular intervals, will automatically debit a shareholder's bank checking or savings account in an amount of $50 or more (subsequent to the minimum initial investment), as specified by the shareholder. A shareholder may elect to invest the specified amount monthly, bimonthly, quarterly, semiannually or annually. Your financial institution must be a member of the Automated Clearing House
(ACH) network in order to participate in the Plan. The purchase of Portfolio shares will be effected at their offering price at 4 p.m., Eastern time, on the date of the month designated by the shareholder. For an Application for the Automatic Investment Plan, check the appropriate box of the Application at the end of this Prospectus, or call 1-800-426-9157. This service may not be provided for Service Agent clients who are provided similar services by those organizations. You may change your withdrawal amount or terminate your participation in the Plan at any time by notifying the Transfer Agent by telephone or in writing, five days prior to the effective date of the next transaction. A request to change bank information for the Plan requires a signature guarantee. If your bank rejects your payment, the Transfer Agent will charge a $25.00 fee to your account.

OTHER PURCHASE INFORMATION

      Investments received by the close of the NYSE (generally 4 p.m. ET) will be invested at the price calculated after the NYSE closes that day. Orders received after the close of the NYSE will receive the price calculated on the next business day.

      Shares of the Portfolios may be purchased by customers of broker-dealers or other financial intermediaries ("Service Agents") which deal with the Trust on behalf of their customers. Service Agents may impose additional or different conditions on the purchase or redemption of shares of Portfolios and may charge transaction or other account fees. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different purchase and redemption conditions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Trust from the Trust assets attributable to the Service Agent, and which would not be imposed if shares of the Portfolios were purchased directly from the Trust or the Distributor. The Service Agents may provide shareholder services to their customers that are not available to shareholders dealing directly with the Trust. A salesperson and any other person entitled to receive compensation for selling or servicing shares of the Portfolios may receive different compensation with respect to one particular class of shares over another in the Trust.

      Service Agents, or if applicable, their designees, that have entered into agreements with the Trust or its agent, may enter confirmed purchase or redemption orders on behalf of clients and customers, with payment to follow no later than the Portfolios' pricing on the following business day. If payment is not received by the Trust's Transfer Agent by such time, the Service Agent could be held liable for resulting fees or losses. A Portfolio may be deemed to have received a purchase or redemption order when a Service Agent, or, if applicable, its authorized designee, accepts the order. Orders received by the Trust in proper form will be priced at each Portfolio's NAV next computed after they are received by the Service Agent or its authorized designee. Service Agents are responsible to their customers and the Trust for timely transmission of all subscription and redemption requests, investment information, documentation and money.

DISTRIBUTOR

      Quasar Distributors, LLC ("Distributor"), distributes each Portfolio's shares offered herein. The Distributor, an affiliate of the Trust's administrator, transfer agent and custodian, receives fees under each Portfolio's Rule 12b-1 plans.

      The Distributor, at its expense, may from time to time provide compensation to broker-dealers in connection with sales of shares of a Portfolio.

EXCHANGE PRIVILEGES

      Shares of each Portfolio may be exchanged for the same class of shares of any other Portfolio included in the Trust. Exchange requests should be made by writing to Brazos Mutual Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box

701, Milwaukee, Wisconsin 53201-0701 or by calling the Trust at 1-800-426-9157.

      Any exchange will be based on the NAV of the shares involved (subject to any CDSC that may apply). There is no charge of any kind for an exchange. Before making an exchange into a Portfolio, a shareholder should read the Prospectus of the Portfolio which you would like to exchange (contact the Trust at 1-800-426-9157 for additional copies of the Prospectus). All exchanges are subject to applicable minimum initial investment requirements. Exchanges can only be made between Portfolios. Exchanges of shares generally will constitute a taxable transaction except for IRAs, Keogh Plans and other qualified or tax exempt accounts.

      The exchange privilege may be terminated or modified upon 60 days' written notice. Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges with other Portfolios or funds distributed by the Distributor received prior to the close of the NYSE (generally 4 p.m. ET) will be processed as of the close of business on the same day. Requests received after that time will be processed on the next business day. The Board of Trustees may limit the frequency and amount of exchanges permitted. For additional information regarding telephoned instructions, see "Redemption of Shares by Telephone" below. An exchange into the same share class of another Portfolio of the Trust is a sale of shares and may result in capital gain or loss for income tax purposes.

      To protect the interests of other shareholders, we may cancel the exchange privileges of any investors that, in the opinion of the Trust, are using market timing strategies or making excessive exchanges. A Portfolio may also refuse any exchange order.

      CERTIFICATED SHARES. Most shares are electronically recorded. If you wish to have certificates for your shares, please call the Trust at 1-800-426-9157 for further information. You may sell or exchange certificated shares only by returning the certificates to the Portfolios, along with a letter of instruction and a signature guarantee. The Portfolios do not issue certificates for fractional shares.

REDEMPTION OF SHARES

      Any redemption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by your Portfolio(s).

      Shares of any Portfolio may be redeemed by mail (subject to a fee of $15.00 for overnight courier) or telephone, at any time, at the net asset value as next determined after receipt of the redemption request. A $15.00 fee will be charged to shareholders for wire redemptions for Class N and Y shares.

REDEEMING SHARES:   DESIGNED FOR:                  TO SELL SOME OR ALL OF YOUR
                                                   SHARES:

By Letter           Accounts of any type.          Write a letter of instruction
                                                   indicating the Portfolio
[INSERT GRAPHIC]    Redemptions of $100,000 or     name, the Fund number, your
                    more, but less than            share class, your account
                    $5,000,000, for Class Y        number, the names in which
                    shares should be in writing.   the account is registered,
                                                   and the dollar value or
                    Redemptions of $5,000,000 or   number of shares you wish to
                    more for Class Y shares and    sell.
                    redemptions of $100,000 or
                    more for Class N shares must   Include all signatures and
                    be in writing with a           any additional documents that
                    signature guarantee.           may be required.

                                                   Mail the materials to:

                                                   Brazos Mutual Funds
                                                   c/o U.S. Bancorp Fund
                                                   Services, LLC
                                                   615 E. Michigan Street, Third
                                                   Floor
                                                   Milwaukee, WI  53202

                                                   A check will normally be
                                                   mailed on the next business
                                                   day to the name(s) and
                                                   address in which the account
                                                   is registered, or otherwise
                                                   according to your letter of
                                                   instruction.

By Telephone        Most accounts.                 For automated service 24
                                                   hours a day using your
[INSERT GRAPHIC]    Redemptions of $100,000 or     touch-tone phone, dial
                    more, but less than            1-800-426-9157.
                    $5,000,000, for Class Y
                    shares should be in writing.   To place an order or to speak
                                                   to a representative from
                    Redemptions of $5,000,000 or   Brazos Mutual Funds, call
                    more for Class Y shares and    1-800-426-9157 between 8:30
                    redemptions of $100,000 or     a.m. and 7:00 p.m. (Eastern
                    more for Class N shares must   Time) on most business days.
                    be in writing with a
                    signature guarantee.

By Wire             Accounts of any type.          Fill out the "Telephone
                                                   Options" section of your new
[INSERT GRAPHIC]    Redemptions of $100,000 or     account application.
                    more, but less than
                    $5,000,000, for Class Y        Amounts of $1,000 or more
                    shares should be in writing.   will be wired on the next
                                                   business day.  A $15 fee will
                    Redemptions of $5,000,000 or   be deducted from your account
                    more for Class Y shares and    for Class N and Y shares.
                    redemptions of $100,000 or
                    more for Class N shares must
                    be in writing with a
                    signature guarantee.

By Exchange         Accounts of any type.          Review the current prospectus
                                                   for the Portfolio or the fund
[INSERT GRAPHIC]    Redemptions of any amount.     into which you are
                                                   exchanging.

                                                   Call 1-800-426-9157 to
                                                   request an exchange.

SYSTEMATIC WITHDRAWAL PLAN

      If you own shares of a Portfolio with a value of $5,000 or more for Class N, you may establish a Systematic Withdrawal Plan. You may receive monthly or quarterly payment in amounts of not less than $50 per payment. To participate in the Systematic Withdrawal Plan, complete the appropriate section of the new account application, or call 1-800-436-9157. You may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee's address, by notifying U.S. Bancorp Fund Services, LLC five days prior to the effective date. This service may not be provided by Service Agent clients who are provided similar services by those organizations. Note that this plan may deplete your investment and affect your income or yield. You should not make systematic withdrawals if you plan to continue investing in a Portfolio due to tax liabilities.

SIGNATURE GUARANTEES

      Signature guarantees are required for the following redemptions:

   o redemptions where the proceeds are to be sent to someone other than the registered shareholder(s);

   o redemptions transmitted by federal wire transfer to a bank other than the bank of record;

   o redemptions where the proceeds are to be sent to someplace other than the registered address;

   o  share transfer requests;

   o redemptions where a change of address request has been received within the past 15 days; or

   o redemption requests that are $5,000,000 or more for Class Y shares and $100,000 or more for Class N shares.

      The purpose of signature guarantees is to verify the identity of the party who has authorized a redemption. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (STAMP). A notary public is not an acceptable signature guarantor.

REDEMPTIONS FROM IRAS AND RETIREMENT PLANS

      Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

OTHER REDEMPTION INFORMATION

      Normally, each Portfolio will make a payment for all shares redeemed under proper procedures within one business day of and no more than seven days after receipt of the request. The Trust may suspend the right of redemption or postpone the date, as permitted by the SEC, including under emergency circumstances and at times when the NYSE is closed.

      If the Trustees determine that it would be detrimental to the best interests of remaining shareholders of the Portfolios to make payment wholly or partly in cash, the Portfolios may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by a Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities so received in payment of redemptions.

      No redemption request will become effective until the Transfer Agent has received all documents in proper form. Shareholders should contact the Transfer Agent at 1-800-426-9157 for further information concerning documentation required for redemption of Portfolio shares. If any portion of the shares to be redeemed represents an investment made by check, the Trust may delay the payment of the redemption proceeds until the Transfer Agent is reasonably satisfied that the check has been collected. This may take up to ten calendar days from the purchase date.

DELIVERY OF PROSPECTUSES AND SHAREHOLDER REPORTS

      In an effort to decrease costs, the Trust has reduced the number of duplicate prospectuses, annual and semi-annual shareholder reports you receive by sending only one copy of each to those addresses shared by two or more accounts. You may decline this option at any time and receive individual copies, by calling toll-free at 1-800-426-9157. Individual copies will be sent 30 days after receiving your request.

RETIREMENT PLANS

      Shares of the Portfolios are available for use in certain types of tax-deferred retirement plans such as:

   o  IRAs (including Roth IRAs);
   o  employer-sponsored defined contribution plans (including 401(k) plans);
   o  defined benefit plans; and
   o tax-sheltered custodial accounts described in Section 403(b)(7) of the Internal Revenue Code.

      Portfolio shares also may be used in Coverdell Education Savings Accounts ("Coverdell ESAs").

      Qualified investors benefit from the tax-free compounding of income dividends and capital gain distributions in the plans and accounts. Application forms and brochures describing investments in the Portfolios for retirement plans and Coverdell ESAs can be obtained by calling the Trust at 1-800-426-9157.

FINANCIAL HIGHLIGHTS

      The following tables show selected financial information for Class N (formerly Class A) and Y shares outstanding of each of the Portfolios throughout the periods indicated. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Class N and/or Y shares of a Portfolio (assuming the reinvestment of all dividends and other distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio's financial statements, is incorporated by reference in the Statement of Additional Information (SAI), which is available upon request.

                              FOR MORE INFORMATION

      You may obtain the following and other information on these Portfolios free of charge:

                 ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS

  PROVIDE THE PORTFOLIOS' MOST RECENT FINANCIAL REPORTS AND PORTFOLIO LISTINGS.
      THE ANNUAL REPORT CONTAINS A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE PORTFOLIOS' PERFORMANCE
                          DURING THE LAST FISCAL YEAR.

          STATEMENT OF ADDITIONAL INFORMATION (SAI) DATED APRIL 1, 2005

    PROVIDES ADDITIONAL DETAILS ABOUT THE PORTFOLIOS' POLICIES AND MANAGEMENT
             AND IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS.

                                   Telephone:
                                 1-800-426-9157

                                      Mail:

                               Brazos Mutual Funds
                       c/o U.S. Bancorp Fund Services, LLC
                       615 East Michigan Street, 3rd Floor
                            Milwaukee, WI 53202-5207


                                      SEC:

                 Text only versions of Company documents can be
              viewed online or downloaded from: http://www.sec.gov

You may review and obtain copies of Trust information at the SEC Public Reference Room in Washington, D.C. (1-202-942-8090). Copies of the information may be obtained upon payment of a duplicating fee by writing the Public Reference Section, Washington, D.C. 20549-0102, or by electronic request to publicinfo@sec.gov. The Trust does not make its SAI or reports to shareholders available on its website since these documents are available at the SEC's website.

                Investment Company Act of 1940 File No. 811-07881

                               WWW.BRAZOSFUNDS.COM

                               BRAZOS MUTUAL FUNDS

                                   PROSPECTUS

                                  APRIL 1, 2005



                           Brazos Micro Cap Portfolio
                           Brazos Small Cap Portfolio
                     Brazos Real Estate Securities Portfolio
                             Brazos Growth Portfolio


                                 Class B Shares
                                 Class II Shares


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OF THIS PROSPECTUS. IT IS A CRIME FOR ANYONE TO TELL YOU OTHERWISE.

Transfer Agent:
U.S. Bancorp Fund Services, LLC               WEBSITE:  WWW.BRAZOSFUNDS.COM
Telephone:  1-800-426-9157

                                TABLE OF CONTENTS

Brazos Micro Cap Portfolio.....................................................4

Brazos Small Cap Portfolio....................................................10

Brazos Real Estate Securities Portfolio.......................................16

Brazos Growth Portfolio.......................................................22

Risk Elements.................................................................27

Policies......................................................................30

Information About the Adviser and the Subadviser..............................30

Valuation of Shares...........................................................33

Dividends, Capital Gain Distributions and Taxes...............................35

Shareholder Account Information...............................................37

Redemption of Shares..........................................................39

Delivery of Prospectuses and Shareholder Reports..............................41

Retirement Plans..............................................................42

Financial Highlights..........................................................42

For More Information..................................................Back Cover

--------------------------------------------------------------------------------
      This prospectus provides information regarding the Class B and Class II shares of the Brazos Micro Cap, Brazos Small Cap, Brazos Real Estate Securities, and Brazos Growth Portfolios (collectively, the "Portfolios" and each a "Portfolio"). Each Portfolio is a series of Brazos Mutual Funds (the "Trust"). Class B and Class II shares of each Portfolio are no longer available for sale, but existing shareholders as of August 20, 2002 may still acquire such shares through dividend reinvestment.

Brazos Capital Management, L.P. (formerly, John McStay Investment Counsel, L.P.) (the "Adviser") is the investment adviser to the Trust.

      Mutual fund shares are not insured by the Federal Deposit Insurance Corporation. Investments in mutual fund shares involve risks, including possible loss of principal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           BRAZOS MICRO CAP PORTFOLIO

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

      The investment objective of the Brazos Micro Cap Portfolio is to provide maximum capital appreciation, consistent with reasonable risk to principal.

INVESTMENT POLICIES AND STRATEGIES

      The Brazos Micro Cap Portfolio seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in stocks of micro capitalization ("micro cap") issuers. In the event that the Board of Trustees changes this policy, shareholders will be provided with notice at least 60 days prior to the effective date of the change.

      For these purposes, a micro cap issuer is currently defined as an issuer that, at the time of purchase by the Portfolio, has a market capitalization (1) less than or equal to $600 million, or (2) within the range of companies represented in the lower 50% of the Russell 2000 Growth Index (the "Index") at the time of purchase. The market capitalization of companies in the lower 50% of the Index will fluctuate with changes in market conditions and the composition of the Index. As of February 28, 2005, the largest market capitalization in the lower 50% of the Index was approximately $508 million.

      The Adviser uses a "bottom-up" method of analysis based on fundamental research to determine which common stocks to purchase for the Portfolio. The Adviser generally seeks investment in securities of companies with high growth rates, average annual revenues under $500 million, and low debt levels. The Portfolio will invest primarily in equity securities of micro cap companies including, for example, common stock and securities convertible into common stock. Market conditions may lead to higher levels (up to 100%) of temporary investments such as money market instruments or U.S. Treasury Bills. The Adviser may invest Portfolio assets in securities of issuers having market capitalizations that exceed the target capitalization. There can be no assurance that any securities of companies in which the Portfolio invests will achieve the targeted growth rates.

      The Adviser communicates with senior management, suppliers, competitors and customers in an attempt to understand the dynamics within each company's business. The Adviser then selects companies with strong growth in revenue, earnings and cash flow, predictable operating models, seasoned management, and unique products or services. The Adviser believes that ordinarily smaller companies have greater potential to deliver above average growth rates that may not yet have been recognized by investors.

      To manage fluctuations in the value of the Portfolio's investments, the Adviser invests across numerous industry sectors with no industry sector representing more than 25% of the value of the Portfolio. The Adviser may sell securities when the value of a security or a group of securities within a certain industry sector violates diversification objectives. The Portfolio may have annual portfolio turnover rates exceeding 100%.

      The Micro Cap Portfolio may be appropriate for investors who:

   o  are seeking long-term capital growth;
   o  do not need current income;
   o are willing to hold an investment over a long period of time in anticipation of returns that equity securities can provide; and
   o  are able to tolerate fluctuations in principal value of their investment.

RISK CONSIDERATIONS

      Investment in the Portfolio involves investment risks, including the risk that investors may lose money. The value of the Portfolio's investments could be influenced by changes in the stock market as a whole, by changes in a certain industry, or by changes in certain stocks.

      To the extent the Portfolio invests in micro cap companies, it may be exposed to greater risk than if it invested in larger, more established companies. Micro cap companies may have limited product lines, financial resources, and management teams. Additionally, the trading volume of such securities may make them more difficult to sell. In addition, the Portfolio may be subject to the risk that such stocks may fail to reach their apparent value at the time of investment or may even fail as a business. Micro cap companies may lack resources to take advantage of a valuable product or favorable market position or may be unable to withstand the competitive pressures of larger, more established competitors.

      A high rate of portfolio turnover involves greater transaction expenses and possible adverse tax consequences to the Portfolio's shareholders, which may reduce performance.

      The Portfolio may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various U.S.
dollar-denominated money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Portfolio's assets are invested in these instruments, it may not achieve its investment objective.

      A more in-depth discussion of the types of risks an equity fund could be subject to is on pages 27 to 29.

PERFORMANCE

      The bar chart below shows the variability of the annual returns for the Class B shares of the Micro Cap Portfolio for the periods ended December 31, and provides an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year to year. The bar chart assumes the reinvestment of dividends and other distributions. As with all mutual funds, the past is not a prediction of the future. The performance reflects expense limitations in effect for the Portfolio for certain years. If expense limitations were not in place, the Portfolio's performance during those years would have been reduced. Sales loads are not reflected in the bar chart. If sales loads were reflected, returns would be less than those shown.

         YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR EACH YEAR INDICATED

                         Brazos Micro Cap (Class B) (1)


                             2002:         (42.61)%
                             2003:          60.74%
                             2004:           8.12%

      (1) The returns shown in the bar chart are for Class B shares. The performance of Class II shares will differ due to differences in expenses and sales charges.

                      BEST CALENDAR QUARTER:    Q4  2001  23.23%
                      WORST CALENDAR QUARTER:   Q3  2001 (23.67)%


      The table below shows the past performance of the Class B and Class II shares of the Micro Cap Portfolio compared to that of the Russell 2000 Growth Index and Russell 2000 Index, unmanaged indices of small issuers' stock performance. The table also provides an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year to year. Similar to the bar chart above, the table assumes the reinvestment of dividends and other distributions. As with all mutual funds, historical performance (before and after taxes) is not a prediction of future results. The performance reflects expense limitations in effect for the Portfolio for certain years. If expense limitations were not in place, the Portfolio's performance during those years would have been reduced. The table does reflect deductions for sales loads, where applicable.

      The after-tax returns are shown in two ways: (1) assumes that you owned shares of the Portfolio during the entire period and paid taxes on the Portfolio's distributions of taxable income and net capital gains and (2) assumes that you paid taxes on the Portfolio's distributions of taxable income and net capital gains and sold all shares at the end of each period.

      After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain circumstances, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account ("IRA") or 401(k) plan, the after-tax returns shown are not relevant to you.

      AVERAGE ANNUAL TOTAL RETURN (FOR THE PERIOD ENDED DECEMBER 31, 2004)

--------------------------------------------------------------------------------
                                                   1 YEAR    SINCE
                                                             INCEPTION
                                                             (1)
--------------------------------------------------------------------------------
Class B
  Return Before Taxes                              4.12%    0.19%
  Return After Taxes on Distributions              4.12%    0.19%
  Return After Taxes on Distributions
   and Sale of Fund Shares                         2.68%    0.16%
--------------------------------------------------------------------------------
Class II
  Return Before Taxes                              7.12%    0.99%
--------------------------------------------------------------------------------
Russell 2000 Growth Index (2)                      14.31%   3.37%
--------------------------------------------------------------------------------
Russell 2000 Index (3)                             18.33%   9.78%
--------------------------------------------------------------------------------

      (1) The commencement of operations for Class B and II shares was May 1, 2001.

      (2) The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Growth Index figures do not reflect any fees, expenses or taxes. Investors cannot invest directly in the Index.

      (3) The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization. The Russell 2000 Index figures do not reflect any fees, expenses or taxes. Investors cannot invest directly in the Index. The Russell 2000 Index was replaced with the Russell 2000 Growth Index since the latter is more consistent with the Adviser's strategies and approach in managing the Portfolio.

           INVESTOR EXPENSES

      The expenses you should expect to pay as an investor in the Portfolio are shown below.


           SHAREHOLDER FEES (FEES PAID DIRECTLY        CLASS B      CLASS II
           FROM YOUR INVESTMENT)

           Maximum Sales Charge (Load) Imposed on       None         None
           Purchases (as a percentage of offering
           price)
           Maximum Deferred Sales Charge (Load)         4.00%        1.00%
           (as a percentage of original cost or
           current value, whichever is less)(1)

           Maximum Sales Charge (Load) Imposed on       None         None
           Reinvested Dividends

           Redemption Fee (as a percentage of           None         None
           amount redeemed)
           Exchange Fee                                 None         None
           Maximum Account Fee                          None         None

           ANNUAL PORTFOLIO OPERATING EXPENSES          CLASS B      CLASS II
           (EXPENSES THAT ARE DEDUCTED FROM
           PORTFOLIO ASSETS)

           Management Fees (3)                          1.20%        1.20%
           Distribution (12b-1) Fees (2)                1.00%        1.00%

           Other Expenses                               0.27%        0.27%

           Total Annual Portfolio Operating             2.47%        2.47%
           Expenses (3)
           Fee Waiver (4)                               0.10%        0.10%
                                                        -----        -----
           Net Expenses (4)                             2.37%        2.37%
                                                        ====         ====

      (1) Class B CDSC charged as follows: 4% if the shares are redeemed within the first two years of purchase, 3% for years 3 and 4, 2% for year 5, 1% for year 6 and 0% for year 7 and later.

      (2) Because these fees are paid out of a Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

      (3) The Adviser has contractually agreed to waive fees and/or reimburse expenses so as to cap the annual net expense ratio for the Portfolio at 2.55% for Class B and 2.55% for Class II. This expense cap can be altered only with the approval of a majority vote of the Board of Trustees of the Trust. The Adviser may recoup the amount of any fee waiver or reimbursed expense within three years of being made provided the combination of the Portfolio's expenses and such reimbursements does not exceed the Portfolio's expense cap. If the actual expense ratio is less than the expense cap and the Adviser has recouped any eligible previous payments, the Portfolio will be charged only such lower expenses.

      (4) The Adviser has contractually agreed to waive its management fees so that net management fees will not exceed 1.10% for Class B and Class II shares for the 2005 fiscal year. This fee waiver can be altered only with the approval of the Board of Trustees. If the fee waiver had been in effect during the last fixed year, the next expenses would have been 2.45% for Cass B and Class II shares.

      The expense example below shows what a shareholder could pay in expenses over time and is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It uses the same hypothetical conditions other mutual funds use in their prospectuses: $10,000 initial investment for the time periods indicated, 5% annual total return, expenses (with fee waiver) remain unchanged.

      If you redeemed your investment at the end of the periods indicated:

                                   1 YEAR     3 YEARS    5 YEARS    10 YEARS
                                   ------     -------    -------    --------

      Class B                      $640       $1,060     $1,507      $2,799

      Class II                     $340       $  760     $1,307      $2,799



      If you did not redeem your shares:

                                   1 YEAR     3 YEARS    5 YEARS    10 YEARS
                                   ------     -------    -------    --------

      Class B                      $240       $  760     $1,307      $2,799

      Class II                     $240       $  760     $1,307      $2,799

--------------------------------------------------------------------------------
                           BRAZOS SMALL CAP PORTFOLIO

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

      The investment objective of the Brazos Small Cap Portfolio is to provide maximum capital appreciation, consistent with reasonable risk to principal.

INVESTMENT POLICIES AND STRATEGIES

      The Brazos Small Cap Portfolio seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in stocks of small capitalization ("small cap") issuers. In the event that the Board of Trustees changes this policy, shareholders will be provided with notice at least 60 days prior to the effective date of the change.

      For these purposes, a small cap issuer is currently defined as an issuer that, at the time of purchase by the Portfolio, has a market capitalization (1) between $200 million and $2.5 billion, or (2) within the range of companies represented in the Russell 2000 Growth Index (the "Index") at the time of the Portfolio's investment. The market capitalization of companies in the Index will fluctuate with changes in market conditions and the composition of the Index. As of February 28, 2005, the largest market capitalization in the Index was approximately $6.2 billion.

      The Adviser uses a "bottom-up" method of analysis based on fundamental research to determine which common stocks to purchase for the Portfolio. The Adviser generally seeks investment in securities of companies with above average growth rates, average annual revenues below $1 billion, above average return on equity, and low debt levels. The Portfolio will invest primarily in equity securities of small cap companies including, for example, common stock and securities convertible into common stock. Market conditions may lead to higher levels (up to 100%) of temporary investments such as money market instruments or U.S. Treasury Bills. The Adviser may invest Portfolio assets in securities of issuers having market capitalizations that exceed the target capitalization. There can be no assurance that any securities of companies in which the Portfolio invests will achieve the targeted growth rates.

      The Adviser communicates with senior management, suppliers, competitors and customers in an attempt to understand the dynamics within each company's business. The Adviser then selects companies with strong growth in revenue, earnings and cash flow, predictable operating models, seasoned management, and unique products or services. The Adviser believes that ordinarily smaller companies have greater potential to deliver above average growth rates that may not yet have been recognized by investors.

      To manage fluctuations in the value of the Portfolio's investments, the Adviser invests across numerous industry sectors with no industry sector representing more than 25% of the value of the Portfolio. The Adviser may sell securities when the value of a security or a group of securities within a certain industry sector violates diversification objectives. The Portfolio may have annual portfolio turnover rates exceeding 100%.

      The Small Cap Portfolio may be appropriate for investors who:

   o  are seeking long-term capital growth;
   o  do not need current income;
   o are willing to hold an investment over a long period of time in anticipation of returns that equity securities can provide; and
   o  are able to tolerate fluctuations in principal value of their investment.

RISK CONSIDERATION

      Investment in the Portfolio involves investment risks, including the risk that investors may lose money. The value of the Portfolio's investments could be influenced by changes in the stock market as a whole, by changes in a certain industry, or by changes in certain stocks.

      To the extent the Portfolio invests in small cap companies, it may be exposed to greater risk than if it invested in larger, more established companies. Small cap companies may have limited product lines, financial resources, and management teams. Additionally, the trading volume of such securities may make them more difficult to sell. In addition, the Portfolio may be subject to the risk that such stocks may fail to reach their apparent value at the time of investment or may even fail as a business. Small cap companies may lack resources to take advantage of a valuable product or favorable market position or may be unable to withstand the competitive pressures of larger, more established competitors.

      A high rate of portfolio turnover involves greater transaction expenses and possible adverse tax consequences to the Portfolio's shareholders, which may reduce performance.

      The Portfolio may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various U.S.
dollar-denominated money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Portfolio's assets are invested in these instruments, it may not achieve its investment objective.

      A more in-depth discussion of the types of risks an equity fund could be subject to is on pages 27 to 29.

PERFORMANCE

      The bar chart below shows the variability of the annual returns for the Class B shares of the Small Cap Portfolio for the periods ended December 31, and provides an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year to year. The bar chart assumes the reinvestment of dividends and other distributions. As with all mutual funds, the past is not a prediction of the future. The performance reflects expense limitations in effect for the Portfolio for certain years. If expense limitations were not in place, the Portfolio's performance during those years would have been reduced. Sales loads are not reflected in the bar chart. If sales loads were reflected, returns would be less than those shown.

         YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR EACH YEAR INDICATED

                         Brazos Small Cap (Class B) (1)

                            2000:             3.68%
                            2001:           (10.03)%
                            2002:           (34.53)%
                            2003:            31.50%
                            2004:             4.56%


      (1) The returns shown in the bar chart are for Class B shares. The performance of Class II shares will differ due to differences in expenses and sales charges.

                      BEST CALENDAR QUARTER:    Q4  1999   29.94%
                     WORST CALENDAR QUARTER:    Q3  2002  (17.71)%


      The table below shows the past performance of the Class B and Class II shares of the Small Cap Portfolio compared to that of the Russell 2000 Growth Index and Russell 2000 Index, unmanaged indices of small cap issuers' stock performance. The table also provides an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year to year. Similar to the bar chart above, the table assumes the reinvestment of dividends and other distributions. As with all mutual funds, historical performance (before and after taxes) is not a prediction of future results. The performance reflects expense limitations in effect for the Portfolio for certain years. If expense limitations were not in place, the Portfolio's performance during those years would have been reduced. The table does reflect deductions for sales loads, where applicable.

      The after-tax returns are shown in two ways: (1) assumes that you owned shares of the Portfolio during the entire period and paid taxes on the Portfolio's distributions of taxable income and net capital gains and (2) assumes that you paid taxes on the Portfolio's distributions of taxable income and net capital gains and sold all shares at the end of each period.

      After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain circumstances, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an IRA or 401(k) plan, the after-tax returns shown are not relevant to you.

      AVERAGE ANNUAL TOTAL RETURN (FOR THE PERIOD ENDED DECEMBER 31, 2004)

--------------------------------------------------------------------------------
                                             1 YEAR    5 YEAR       SINCE
                                                                    INCEPTION
                                                                    (1)

Class B
  Return Before Taxes                     0.56%    (2.96)%       2.17%
  Return After Taxes on Distributions     0.56%    (3.69)%       1.42%
  Return After Taxes on Distributions
   and Sale of Fund Shares                0.36%    (2.85)%       1.49%
--------------------------------------------------------------------------------
Class II
  Return Before Taxes                     3.63%    (2.65)%       2.31%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Russell 2000 Growth Index (2)             14.31%   (3.57)%      1.75%
--------------------------------------------------------------------------------
Russell 2000 Index (3)                    18.33%    6.61%        9.15%
--------------------------------------------------------------------------------

      (1) The commencement of operations for Class B and II shares was September 8, 1999.

      (2) The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Growth Index figures do not reflect any fees, expenses or taxes. Investors cannot invest directly in the Index.

      (3) The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization. The Russell 2000 Index figures do not reflect any fees, expenses or taxes. Investors cannot invest directly in the Index. The Russell 2000 Index was replaced with the Russell 2000 Growth Index since the latter is more consistent with the Adviser's strategies and approach in managing the Portfolio.

INVESTOR EXPENSES

      The expenses you should expect to pay as an investor in the Portfolio are shown below.

           SHAREHOLDER FEES (FEES PAID DIRECTLY         CLASS B      CLASS II
           FROM YOUR INVESTMENT)

           Maximum Sales Charge (Load) Imposed on       None         None
           Purchases (as a percentage of offering
           price)
           Maximum Deferred Sales Charge (Load)         4.00%        1.00%
           (as a percentage of original cost or
           current value, whichever is less)(1)

           Maximum Sales Charge (Load) Imposed on       None         None
           Reinvested Dividends

           Redemption Fee (as a percentage of           None         None
           amount redeemed)
           Exchange Fee                                 None         None
           Maximum Account Fee                          None         None

           ANNUAL PORTFOLIO OPERATING EXPENSES          CLASS B      CLASS II
           (EXPENSES THAT ARE DEDUCTED FROM
           PORTFOLIO ASSETS)

           Management Fees (3)                          0.90%        0.90%
           Distribution (12b-1) Fees (2)                1.00%        1.00%

           Other Expenses                               0.22%        0.22%
                                                        -----        -----

           Total Annual Portfolio Operating             2.12%        2.12%

           Expenses (3)
           Fee Waiver (4)                               0.10%        0.10%
                                                        -----        -----
           Net Expenses (4)                             2.02%        2.02%
                                                        ====         ====

      (1) Class B CDSC charged as follows: 4% if the shares are redeemed within the first two years of purchase, 3% for years 3 and 4, 2% for year 5, 1% for year 6 and 0% for year 7 and later.

      (2) Because these fees are paid out of a Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

      (3) The Adviser has contractually agreed to waive fees and/or reimburse expenses so as to cap the annual net expense ratio for the Portfolio at 2.30% for Class B and 2.30% for Class II. This expense cap can be altered only with the approval of a majority vote of the Board of Trustees of the Trust. The Adviser may recoup the amount of any fee waiver or reimbursed expense within three years of being made provided the combination of the Portfolio's expenses and such reimbursements does not exceed the Portfolio's expense cap. If the actual expense ratio is less than the expense cap and the Adviser has recouped any eligible previous payments, the Portfolio will be charged only such lower expenses.

      (4) The Adviser has contractually agreed to waive its management fees so that net management fees will not exceed 0.80% for Class B and Class II shares for the 2005 fiscal year. This fee waiver can be altered only with the approval of the Board of Trustees. If the fee waiver had been in effect during the last fiscal year, the net expenses would have been 2.12% for Class B and Class II shares.

      The expense example below shows what a shareholder could pay in expenses over time and is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It uses the same hypothetical conditions other mutual funds use in their prospectuses: $10,000 initial investment for the time periods indicated, 5% annual total return, expenses (with fee waiver) remain unchanged.

      If you redeemed your investment at the end of the periods indicated:

                                   1 YEAR     3 YEARS    5 YEARS    10 YEARS
                                   ------     -------    -------    --------

      Class B                       $605       $954      $1,330      $2,444

      Class II                      $305       $654      $1,130      $2,444

      If you did not redeem your shares:

                                    1 YEAR     3 YEARS   5 YEARS    10 YEARS
                                    ------     -------   -------    --------

      Class B                       $205       $654      $1,130      $2,444

      Class II                      $205       $654      $1,130      $2,444

--------------------------------------------------------------------------------
                     BRAZOS REAL ESTATE SECURITIES PORTFOLIO

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

      The investment objective of the Brazos Real Estate Securities Portfolio is to invest in real estate securities that provide a balance of income and appreciation (with reasonable risk to principal).

INVESTMENT POLICIES AND STRATEGIES

      The Brazos Real Estate Securities Portfolio seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in companies principally engaged in the real estate industry. In the event that the Board of Trustees changes this policy, shareholders will be provided with notice at least 60 days prior to the effective date of the change. In implementing this policy, the Portfolio will seek to track the performance of the Morgan Stanley REIT Index, an index tracking the performance of publicly traded equity real estate investment trusts ("REITs"). Thus, the Portfolio intends to invest principally in the securities of REITs included in this index. The Adviser has retained AIG Global Investment Corp. (the "Subadviser") to provide day-to-day discretionary management of the Portfolio's assets in accordance with the Portfolio's investment objectives, policies, and restrictions, subject to the general supervision of the Board and the Adviser.

      An index fund generally tries to mirror a target index and its performance. An index fund's performance will not exactly match that of an index because the index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. These differences between an index fund and its index are often called "tracking differences." Since it may not be possible to invest in every stock included in an index, or in the same proportions, the Portfolio may, alternatively, invest in a sampling of stocks in the index selected using a statistical sampling technique known as "optimization." Sampling techniques such as optimization offer an efficient strategy to mirror an index, but may also increase tracking differences if the sampled stocks do not accurately reflect the industry weightings, market capitalizations or other fundamental characteristics of those in the index as a whole.

      The Portfolio is non-diversified for purposes of the Investment Company Act of 1940, as amended. Nevertheless, the Portfolio is subject to the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, as of the last day of each fiscal quarter, and as to 50% of its assets, it may invest no more than 5% of its assets in securities of any one issuer and no issuer's securities the Portfolio holds may be more than 10% of the issuer's outstanding voting securities at the time of acquisition.

      The Real Estate Securities Portfolio may be appropriate for investors who:

   o  are seeking long-term capital growth;
   o  prefer some current income;
   o are willing to hold an investment over a long period of time in anticipation of returns that equity securities can provide; and
   o  are able to tolerate fluctuations in principal value of their investment.

RISK CONSIDERATIONS

      Investment in the Portfolio involves investment risks, including the risk that investors may lose money. The value of the Portfolio may significantly increase or decrease over a short period of time. The value could be influenced by changes in the stock market as a whole, by changes in a certain industry, or by changes in certain stocks. Because the Portfolio concentrates its investments in a specific industry it is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industries.

      The Portfolio is subject to risks, such as market forces, that may impact the values of its underlying real estate assets, and management's skill in managing those assets. The Portfolio invests primarily in companies in the real estate industry and, therefore, may be subject to risks associated with the direct ownership of real estate, such as decreases in real estate value, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Moreover, the trading volume of real estate securities due to their low volume may make them more difficult to sell.

      Investments in REITs, which tend to be small-to-mid cap stocks, may trail returns of the overall stock market and may be more volatile than the performance of larger company stocks.

      An index fund is managed to an index. Therefore, the Portfolio's performance will be closely tied to the index. If the index goes down, it is likely that the Portfolio's performance will also go down. The Subadviser will not sell securities in the Portfolio or buy different securities other than in conjunction with changes in the index, even if there are adverse developments concerning a particular security, company or industry.

      The Portfolio may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various U.S.
dollar-denominated money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Portfolio's assets are invested in these instruments, it may not be achieving its investment objective.

      A more in depth discussion of the types of risks an equity fund could be subject to is on pages 27 to 29.

PERFORMANCE

      The bar chart below shows the variability of the annual returns of the Class B shares for the Real Estate Securities Portfolio for the periods ended December 31, and provides an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year to year. The bar chart assumes the reinvestment of dividends and other distributions. As with all mutual funds, the past is not a prediction of the future. The performance reflects expense limitations in effect for the Portfolio for certain years. If expense limitations were not in place, the Portfolio's performance during those years would have been reduced. Sales loads are not reflected in the bar chart. If sales loads were reflected, returns would be less than those shown. The performance results presented below may reflect periods of above average performance attributable to the Portfolio's investments in certain securities and non-recurring factors. It is possible that the performance may not be repeated in the future. Effective January 26, 2004, the Portfolio changed its primary investment strategy so as to track the performance of the Morgan Stanley REIT Index by investing in those securities that comprise the Index. The performance information provided below reflects periods of time when the Adviser actively managed the Portfolio and the Portfolio was not considered an "index" fund.

         YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR EACH YEAR INDICATED

                   Brazos Real Estate Securities (Class B) (1)

                             2000:           24.27%
                             2001:            9.10%
                             2002:           (0.35)%
                             2003:           32.34%
                             2004:           28.55%

      (1) The returns shown in the bar chart are for Class B shares. The performance of Class II shares will differ due to differences in expenses and sales charges.

                      BEST CALENDAR QUARTER:    Q4  2004 14.62%
                     WORST CALENDAR QUARTER:    Q3  2002 (8.33)%


      The table below shows the past performance of the Class B and Class II shares of the Real Estate Securities Portfolio compared to that of the National Association of Real Estate Investment Trusts ("NAREIT") Equity Index and the Morgan Stanley REIT Index, two widely recognized unmanaged indices of publicly traded real estate securities. The table also provides an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year to year. Similar to the bar chart above, the table assumes the reinvestment of dividends and other distributions. As with all mutual funds, historical performance (before and after taxes) is not a prediction of future results. The performance reflects expense limitations in effect for the Portfolio for certain years. If expense limitations were not in place, the Portfolio's performance during those years would have been reduced. The table does reflect deductions for sales loads, where applicable.

      The after-tax returns are shown in two ways: (1) assumes that you owned shares of the Portfolio during the entire period and paid taxes on the Portfolio's distributions of taxable income and net capital gains and (2) assumes that you paid taxes on the Portfolio's distributions of taxable income and net capital gains and sold all shares at the end of each period.

      After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain circumstances, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an IRA or 401(k) plan, the after-tax returns shown are not relevant to you.

      AVERAGE ANNUAL TOTAL RETURN (FOR THE PERIOD ENDED DECEMBER 31, 2004)

--------------------------------------------------------------------------------
                                          1 YEAR    5 YEAR       SINCE
                                                                 INCEPTION
                                                                 (1)
--------------------------------------------------------------------------------
Class B
  Return Before Taxes                     24.55%    18.77%       16.63%
  Return After Taxes on Distributions     20.04%    13.99%       12.05%
  Return After Taxes on Distributions
   and Sale of Fund Shares                17.38%    13.90%       12.11%
--------------------------------------------------------------------------------
Class II
  Return Before Taxes                     27.67%    19.01%       16.76%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NAREIT Equity Index (2)                   31.39%    21.96%       19.49%

--------------------------------------------------------------------------------
Morgan Stanley REIT Index (3)             31.49%%   21.67%       19.19%
--------------------------------------------------------------------------------

      (1) The commencement of operations for Class B and II shares was September 8, 1999.

      (2) The NAREIT Equity Index is a total return performance index of all equity REITs tracked by NAREIT. The NAREIT Equity Index figures do not reflect any fees, expenses or taxes. Investors cannot invest directly in the Index.

      (3) Effective January 26, 2004, the Portfolio changed its primary investment strategy so as to track the performance of the Morgan Stanley REIT Index by investing in securities that comprise the Index. The Morgan Stanley REIT Index tracks the performance of publicly traded REITs. The Morgan Stanley REIT Index figures do not reflect any fees, expenses or taxes. Investors cannot invest directly in the Index. The Morgan Stanley REIT Index replaced the NAREIT Equity Index as the Portfolio's comparable broad-based securities market index. The performance information provided above reflects periods of time when the Adviser actively managed the Portfolio and the Portfolio was not considered an "index" fund.

INVESTOR EXPENSES

      The expenses you should expect to pay as an investor in the Portfolio are shown below.

           SHAREHOLDER FEES (FEES PAID DIRECTLY         CLASS B      CLASS II
           FROM YOUR INVESTMENT)

           Maximum Sales Charge (Load) Imposed on       None         None%
           Purchases (as a percentage of offering
           price)
           Maximum Deferred Sales Charge (Load)         4.00%        1.00%
           (as a percentage of original cost or
           current value, whichever is less)(1)

           Maximum Sales Charge (Load) Imposed on       None         None
           Reinvested Dividends

           Redemption Fee (as a percentage of           None         None
           amount redeemed)
           Exchange Fee                                 None         None
           Maximum Account Fee                          None         None

           ANNUAL PORTFOLIO OPERATING EXPENSES          CLASS B      CLASS II
           (EXPENSES   THAT   ARE   DEDUCTED   FROM
           PORTFOLIO ASSETS)

           Management Fees (3)                          0.40%        0.40%
           Distribution (12b-1) Fees (2)                1.00%        1.00%

           Other Expenses                               1.22%        1.22%
                                                        ----         ----

           Total Annual Portfolio Operating             2.62%        2.62%

           Expenses (3)
           Fee Waiver and/or Expense
           Reimbursement                                0.32%        0.32%
                                                        ----         ----

           Net Expenses                                 2.30%        2.30%
                                                        ====         ====

      (1) Class B CDSC charged as follows: 4% if the shares are redeemed within the first two years of purchase, 3% for years 3 and 4, 2% for year 5, 1% for year 6 and 0% for year 7 and later.

      (2) Because these fees are paid out of a Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

      (3) The Adviser has contractually agreed to waive fees and/or reimburse expenses so as to cap the annual net expense ratio for the Portfolio at 2.30% for Class B and 2.30% for Class II. This expense cap can be altered only with the approval of a majority vote of the Board of Trustees of the Trust. The Adviser may recoup the amount of any fee waiver or reimbursed expense within three years of being made provided the combination of the Portfolio's expenses and such reimbursements does not exceed the Portfolio's expense cap. If the actual expense ratio is less than the expense cap and the Adviser has recouped any eligible previous payments, the Portfolio will be charged only such lower expenses.

      The expense example below shows what a shareholder could pay in expenses over time and is intended to help you compare the cost of investing in the Portfoli\o with the cost of investing in other mutual funds. It uses the same hypothetical conditions other mutual funds use in their prospectuses: $10,000 initial investment for the time periods indicated, 5% annual total return, expenses (with fee waiver) remain unchanged.

      If you redeemed your investment at the end of the periods indicated:

                                   1 YEAR     3 YEARS    5 YEARS    10 YEARS
                                   ------     -------    -------    --------

      Class B                      $633       $1,084     $1,562      $2,930

      Class II                     $333       $  784     $1,362      $2,930

      If you did not redeem your shares:

                                   1 YEAR     3 YEARS    5 YEARS    10 YEARS
                                   ------     -------    -------    --------

      Class B                      $233       $  784     $1,362      $2,930

      Class II                     $233       $  784     $1,362      $2,930

--------------------------------------------------------------------------------
                             BRAZOS GROWTH PORTFOLIO

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

      The investment objective of the Brazos Growth Portfolio is to provide maximum capital growth, consistent with reasonable risk to principal.

INVESTMENT POLICIES AND STRATEGIES

      The Brazos Growth Portfolio seeks to achieve its investment objective by investing, under normal market conditions, primarily in equity securities. The Growth Portfolio generally seeks securities of companies with above average growth rates, above average return on equity, and low debt levels. There can be no assurance that any securities of companies in which the Portfolio invests will achieve the targeted growth rate.

      The Portfolio primarily invests in equity securities including, for example, common stock and securities convertible into common stock. Market conditions may lead to higher levels (up to 100%) of temporary investments such as money market instruments or U.S. Treasury Bills.

      Securities are selected based on the company's potential for strong growth in revenue, earnings and cash flow, strong management, and leading products or services. The possible investments are further filtered through the use of fundamental security analysis and valuation methods.

      To reduce any fluctuation in the value of the Portfolio's investments, the Adviser invests across numerous industry sectors with no industry sector representing more than 25% of the value of the Portfolio. The Adviser may sell securities when the value of a security or a group of securities within a certain industry sector violates diversification objectives. The Portfolio may have annual portfolio turnover rates exceeding 100%.

      The Growth Portfolio may be appropriate for investors who:

   o  are seeking long-term capital growth;
   o are willing to hold an investment over a long period of time in anticipation of returns that equity securities can provide; and
   o  are able to tolerate fluctuations in principal value of their investment.

RISK CONSIDERATIONS

      Investment in the Portfolio involves investment risks, including the risk that investors may lose money. The value of the Portfolio may advance or decline significantly over a short period of time. The value could be influenced by changes in the stock market as a whole, by changes in a certain industry, or by changes in certain stocks.

      A high rate of portfolio turnover involves greater transaction expenses and possible adverse tax consequences to the Portfolio's shareholders, which may reduce performance.

      The Portfolio may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various U.S.
dollar-denominated money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Portfolio's assets are invested in these instruments, it may not be achieving its investment objective.

      A more in depth discussion of the types of risks an equity fund could be subject to is on pages 27 to 29.

PERFORMANCE

      The bar chart below shows the variability of the annual returns of the Class B shares of the Growth Portfolio for the periods ended December 31, and provides an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year to year. The bar chart assumes the reinvestment of dividends and other distributions. As with all mutual funds, the past is not a prediction of the future. The performance reflects expense limitations in effect for the Portfolio for certain years. If expense limitations were not in place, the Portfolio's performance during those years would have been reduced. Sales loads are not reflected in the bar chart. If sales loads were reflected, returns would be less than those shown.

         YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR EACH YEAR INDICATED

                           Brazos Growth (Class B) (1)

                              2002:       (36.16)%
                              2003:        26.18%
                              2004:         6.97%

      (1) The returns shown in the bar chart are for Class B shares. The performance of Class II shares will differ due to differences in expenses and sales charges.

                      BEST CALENDAR QUARTER:    Q4 2001  14.54%
                      WORST CALENDAR QUARTER:   Q3 2001 (19.62)%

      The table below shows the past performance of the Class B and Class II shares of the Growth Portfolio compared to that of the Russell 3000 Growth Index, an unmanaged broad-based index of companies with higher price-to-book ratios and higher forecasted growth values. The table also shows the past performance of the Growth Portfolio compared to that of the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index"), an unmanaged broad-based index of large capitalization companies. The table provides an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year to year. Similar to the bar chart above, the table assumes the reinvestment of dividends and other distributions. As with all mutual funds, historical performance (before and after taxes) is not a prediction of future results. The performance reflects expense limitations in effect for the Portfolio for certain years. If expense limitations were not in place, the Portfolio's performance during those years would have been reduced. The table does reflect deductions for sales loads, where applicable.

      The after-tax returns are shown in two ways: (1) assumes that you owned shares of the Portfolio during the entire period and paid taxes on the Portfolio's distributions of taxable income and net capital gains and (2) assumes that you paid taxes on the Portfolio's distributions of taxable income and net capital gains and sold all shares at the end of each period.

      After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain circumstances, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an IRA or 401(k) plan, the after-tax returns shown are not relevant to you.

      AVERAGE ANNUAL TOTAL RETURN (FOR THE PERIOD ENDED DECEMBER 31, 2004)

--------------------------------------------------------------------------------
                                             1 YEAR    SINCE
                                                       INCEPTION
                                                       (1)

--------------------------------------------------------------------------------
Class B
  Return Before Taxes                        2.97%     (5.15)%
  Return After Taxes on Distributions        2.97%     (5.15)%
  Return After Taxes on Distributions
   and Sale of Fund Shares                   1.93%     (4.33)%
--------------------------------------------------------------------------------
Class II
  Return Before Taxes                        6.04%     (4.34)%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Russell 3000 Growth Index (2)                6.93%     (2.69)%
--------------------------------------------------------------------------------
S&P 500 Index (3)                           10.88%      0.84%
--------------------------------------------------------------------------------

      (1) The commencement of operations for Class B and II shares was May 1, 2001.

      (2) The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted values. The Russell 3000 Growth Index figures do not reflect any fees, expenses or taxes. Investors cannot invest directly in the Index.

      (3) The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The S&P 500 Index figures do not reflect any fees, expenses or taxes. Investors cannot invest directly in the index. The S&P 500 Index was replaced with the Russell 3000 Growth Index since the latter is more consistent with the Adviser's strategies and approach in managing the Portfolio.

INVESTOR EXPENSES

      The expenses you should expect to pay as an investor in the Portfolio are shown below.

           SHAREHOLDER FEES (FEES PAID DIRECTLY         CLASS B      CLASS II
           FROM YOUR INVESTMENT)

           Maximum Sales Charge (Load) Imposed on       None         None
           Purchases (as a percentage of offering
           price)
           Maximum Deferred Sales Charge (Load)         4.00%        1.00%
           (as a percentage of original cost or
           current value, whichever is less)(1)

           Maximum Sales Charge (Load) Imposed on       None         None
           Reinvested Dividends

           Redemption Fee (as a percentage of           None         None
           amount redeemed)
           Exchange Fee                                 None         None
           Maximum Account Fee                          None         None

           ANNUAL PORTFOLIO OPERATING EXPENSES          CLASS B      CLASS II
           (EXPENSES THAT ARE DEDUCTED FROM
           PORTFOLIO ASSETS)

           Management Fees (3)                          0.75%        0.75%
           Distribution (12b-1) Fees (2)                1.00%        1.00%

           Other Expenses                               0.44%        0.44%

           Total Annual Portfolio Operating             2.19%        2.19%
                                                        ====         ====
           Expenses (3)

      (1) Class B CDSC charged as follows: 4% if the shares are redeemed within the first two years of purchase, 3% for years 3 and 4, 2% for year 5, 1% for year 6 and 0% for year 7 and later.

      (2) Because these fees are paid out of a Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

      (3) The Adviser has contractually agreed to waive fees and/or reimburse expenses so as to cap the annual net expense ratio for the Portfolio at 2.20% for Class B and 2.20% for Class II. This expense cap can be altered only with the approval of a majority vote of the Board of

           Trustees of the Trust. The Adviser may recoup the amount of any fee waiver or reimbursed expense within three years of being made provided the combination of the Portfolio's expenses and such reimbursements does not exceed the Portfolio's expense cap. If the actual expense ratio is less than the expense cap and the Adviser has recouped any eligible previous payments, the Portfolio will be charged only such lower expenses. During the past fiscal year, the Adviser recovered expenses the Portfolio for expenses that it had waived in previous fiscal years equal to 0.01%. As a result the actual total operating expenses were 2.20% for the Class B and Class II shares.

      The expense example below shows what a shareholder could pay in expenses over time and is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It uses the same hypothetical conditions other mutual funds use in their prospectuses: $10,000 initial investment for the time periods indicated, 5% annual total return, expenses (with fee waiver) remain unchanged.

      If you redeemed your investment at the end of the periods indicated:

                                   1 YEAR     3 YEARS    5 YEARS    10 YEARS
                                   ------     -------    -------    --------

      Class B                       $623       $988      $1,380      $2,534

      Class II                      $323       $688      $1,180      $2,534

      If you did not redeem your shares:

                                    1 YEAR     3 YEARS   5 YEARS    10 YEARS
                                    ------     -------   -------    --------

      Class B                       $223       $688      $1,180      $2,534

      Class II                      $223       $688      $1,180      $2,534

RISK ELEMENTS

      In seeking to achieve its investment objective, each Portfolio will rely on varying investment strategies. The table and subsequent information provided below identifies those elements that primarily make up a Portfolio's overall risk and reward characteristics. This information supplements the information provided under the "Risk Considerations" for each Portfolio. This information also highlights certain investment strategies and corresponding risks for the Portfolios, which are not necessarily a Portfolio's principal investment strategy. The following strategies are not fundamental and the Trustees may change these strategies without shareholder approval.

-------------------------------------------------------------------------------------------------------
STRATEGIES                          POTENTIAL REWARDS                 POTENTIAL RISK
-------------------------------------------------------------------------------------------------------
MARKET CONDITIONS
o Under normal circumstances,       o Stocks and bonds have           o A Portfolio's share price and
each Portfolio plans to remain      generally outperformed more       performance will fluctuate in
substantially fully invested.       stable investments (such as       response to stock and bond
                                    short-term bonds and cash         market movements.
o Each Portfolio (other than        equivalents) over the long
the Real Estate Securities              term.
Portfolio) seeks to limit risk
through diversification in a
large number of stocks.

MANAGEMENT CHOICES

o For each Portfolio (other than    o A Portfolio could outperform    o A Portfolio could underperform
the Real Estate Securities          its benchmark due to its          its benchmark due to these same
Portfolio) the Adviser focuses      asset allocation and              choices and due to expenses.
on bottom-up research,              securities choices.
fundamental security analysis
and valuation methods to
enhance returns.

SHORT-TERM TRADING

o A Portfolio's turnover rate       o A Portfolio could realize       o Increased trading raises a
may exceed 100% annually.  The      capital gains in short            Portfolios' brokerage and
Adviser and Subadviser do not       periods of time.                  related costs.
anticipate that the turnover
rate for the Real Estate            o A Portfolio could protect       o Increased distributions of net
Securities Portfolio will           against losses if a stock is      short-term capital gains (which
exceed 100% annually.               overvalued and its value          are taxable as ordinary income)
                                    later falls.                      will raise a shareholder's
                                                                      income tax liability.

REITS
o The Real Estate Securities        o Favorable market conditions     o The value of a REIT's shares
Portfolio invests in equities       could generate gains or           is affected by changes in the
of REITs that comprise the          reduce losses.                    value of the properties owned
Morgan Stanley REIT Index.                                            by the REIT or securing
                                    o These investments may offer     mortgage loans held by the REIT.
                                    more attractive yields or
                                    potential growth than other       o The Real Estate Securities
                                    securities.                       Portfolio could lose money
                                                                      because of a decline in the
                                                                      value of real estate, risks
                                                                      related to general and local
                                                                      economic conditions,
                                                                      overbuilding and increased
                                                                      competition.

                                                                      o The Real Estate Securities
                                                                      Portfolio is non-diversified.

SMALL CAP AND MICRO CAP STOCKS

o For Portfolios (other than the    o Securities of companies         o The Small Cap and Micro Cap
Real Estate Securities              with small and micro              Portfolios could lose money
Portfolio) the Adviser focuses      capitalizations may have          because of the potentially
on companies with potential for     greater potential than large      higher risks of small companies
strong growth in revenue,           cap companies to deliver          and price volatility than
earnings and cash flow; strong      above average growth rates        investments in general equity
management; leading products or     that may not yet have been        markets.
services; and potential for         recognized by investors.
improvement.                                                          o The Micro Cap Portfolio may be
                                                                      unable to sell some of its
o 20% of the Small Cap and the                                        securities and may be forced to
Micro Cap Portfolios may be                                           hold them if the securities are
invested in securities of                                             thinly traded.
larger capitalization companies.

GROWTH INVESTING

o For Portfolios (other than the    o Growth companies may have       o The Portfolios that invest in
Real Estate Securities              more potential to provide         growth companies may lose money
Portfolio) the Adviser focuses      higher growth rates than          if the Adviser is incorrect in
on companies that are expected      dividend-paying or value          its assessment of a company's
to grow faster than average.        companies.                        growth potential or if this
                                                                      style of investing is out of
                                                                      favor with investors.

      Certain Portfolios may also invest in foreign securities. There are certain risks unique to investing in foreign securities including the liquidity of foreign markets, political instability, fluctuations in foreign currency exchange rates, and differing regulatory systems.

      The following table indicates the maximum percentage under normal conditions each Portfolio may make:

--------------------------------------------------------------------------------
                                                       REAL ESTATE
                              MICRO CAP   SMALL CAP     SECURITIES      GROWTH
--------------------------------------------------------------------------------
ADRs, EDRs and GDRs.........     10%         10%           10%           10%
Bank obligations............     10%         10%           10%           10%
Foreign securities..(f).....     10%         10%           10%           10%
Futures                           5%(a)       5%(a)         5%(a)         5%(a)
contracts...................     20%(b)      20%(b)        20%(b)        20%(b)
Illiquid securities.........     15%         15%           15%           15%
Investment companies........     10%         10%           10%           10%
Lending of securities.......     33 1/3%     33 1/3%       33 1/3%       33 1/3%
Options                           5%(a)       5%(a)         5%(a)         5%(a)
transactions................     20%(b)      20%(b)        20%(b)        20%(b)

Reverse repurchase
 agreements.................     33 1/3%     33 1/3%       33 1/3%       33 1/3%
U.S. Government obligations.    100%        100%          100%          100%
Warrants....................      5%          5%            5%            5%
When-issued securities......     33 1/3%     33 1/3%       33 1/3%       33 1/3%

Temporary Cash.(c)..........    100%        100%          100%          100%
Temporary Short-term
obligations.(c)...              100%        100%          100%          100%

Securities of any one
issuer(d)...................      5%          5%            5%            5%
Outstanding voting
securities of any one
issuer(d)...................     10%         10%           10%           10%
Securities of issuers in
any one industry............     25%         25% (e)       25%           25%
--------------------------------------------------------------------------------

      Percentages are of total assets (except for Illiquid Securities which are shown as a percentage of net assets).

      (a) A Portfolio may not purchase futures contracts or options where premiums and margin deposits exceed 5% of total assets.

      (b) A Portfolio may not enter into futures contracts or options where the value of such futures contracts or options may exceed 20% of total assets.

      (c) A Portfolio will invest up to 100% of its assets in temporary investments only when market conditions so require.

      (d) For each Portfolio, other than the Real Estate Securities Portfolio, these limits apply only to 75% of a Portfolio's total assets. For the Real Estate Securities Portfolio, the 5% and 10% limitations apply to 50% of the Real Estate Securities Portfolio's total assets as of the last day of each fiscal quarter.

      (e) The Real Estate Securities Portfolio, under normal circumstances, will invest at least 80% of its net assets in companies principally engaged in the real estate industry.

      (f) For purposes of the percentages shown in the table, ADRs, EDRs and GDRs are not included in the percentage amount for foreign securities.

POLICIES

POLICY ON DISCLOSURE OF PORTFOLIO HOLDINGS

      Each Portfolio makes available on its website a complete schedule of its portfolio holdings and a list of its top ten holdings as of the last business day of each calendar quarter no earlier than five business days following the end of the calendar quarter. A description of the policy on disclosure of portfolio holdings is available in the Statement of Additional Information.

POLICY ON MARKET TIMING

      Each Portfolio is designed for long-term investment purposes and is not intended to provide a method for market timing. The Trustees have adopted a market timing policy to discourage and help prevent market timing activities in the Portfolios. This policy is applied consistently to all shareholders. However, the ability of the Portfolios to detect and prevent market timing in certain accounts, such as omnibus accounts, is limited.

      The Portfolios may decline to accept new accounts where there is reason to believe that the account may be used for market timing. In addition, the Portfolios reserve the right to reject any purchase or exchange transaction without any prior notice, if in the opinion of the Portfolios, the transaction may be a market timing activity or if the transaction is excessive. The Portfolios may consider the trading history of accounts to determine whether to reject a purchase or exchange transaction. In addition, the transfer agent may monitor for market timing activities in the Portfolios.

      The risks of market timing in the Portfolios include interfering with the efficient management of the Portfolios by, among other things, causing the Portfolios to hold extra cash or to sell securities to meet redemptions, increasing portfolio turnover, brokerage expenses, and administrative costs and harming the performance of the Portfolios, particularly for long-term shareholders who do not engage in frequent trading.

      In the case of the Portfolios that invest in small cap stocks, the risk of frequent trading includes the risk that investors may attempt to take advantage of the fact that small cap stocks may trade infrequently and thus their prices may be slow to react to information.

INFORMATION ABOUT THE ADVISER AND THE SUBADVISER

      Brazos Capital Management, L.P. (formerly, John McStay Investment Counsel, L.P.) (the "Adviser"), 5949 Sherry Lane, Suite 1600, Dallas, Texas 75225, is responsible for the management of the Trust, which includes five separate Portfolios. The Adviser is an indirect majority-owned subsidiary of American International Group, Inc. ("AIG"). AIG, a Delaware corporation, is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities in the United States and abroad. AIG's primary activities include both general and life insurance operations. Other significant activities include financial services and retirement services and asset management. As of December 31, 2004, the Adviser had approximately $902 million assets under management.

      The Adviser continues to manage the Brazos Micro Cap Portfolio, Brazos Small Cap Portfolio and the Brazos Growth Portfolio using a team approach and continues to believe that this team approach provides stability in the management of these Portfolios' holdings. Effective June 30, 2004, the team of portfolio managers consists of Wayne Willems, Thomas Musick, Mike Allocco, Jamie Cuellar, Andre Gatien, Brian Graeme and Eivind Olsen. The team is subject to change. Biographical information for each team member follows:

      Wayne Willems, CFA -  Chief Executive Officer
      Education:  B.A. Western Illinois University, M.B.A. Northwestern
        University
      Industry Experience:  33 years, joined the Adviser in 1983
      Previous Investment Experience:  1976-1983,  Mercantile Securities Corp.
        - Portfolio Manager/Analyst, Member of four-man Strategy Committee; First National Bank of Barrington - Portfolio Manager; Northern Trust - Portfolio Manager.

      Tom Musick, CFA - Chief Investment Officer
      Education:  B.S. Lehigh University, M.B.A. Southern Methodist University,
        University Scholar Duke University Law School, Post Graduate work University of California at Berkeley
      Industry Experience:  38 years, joined the Adviser in 1983
      Previous Investment Experience:  1976-1983,  Mercantile Securities Corp.
        - Portfolio Manager/Analyst, Member of four-man Strategy Committee. Union Bank of California - Portfolio Manager; First National Bank of Dallas - Research Analyst.

      Michael S. Allocco - Portfolio Manager
      Education: B.A. University of South Florida, M.B.A. University of Chicago Industry Experience: 9 years, joined the Adviser in 2003
      Previous Investment Experience:   2000-2003,   HLM Management Company
        - Sr. Technology Analyst and Portfolio Manager; 1997-2000, Dain Rauscher Wessels - Principal, Institutional Equity Sales.

      Jamie Cuellar, CFA - Portfolio Manager
      Education: B.B.A. University of San Diego, M.B.A. Cox School of Business,
        Southern Methodist University
      Industry Experience:  10 years, joined the Adviser in 2000
      Previous Investment Experience:    1994-2000,  Lee Financial Corporation -
      Investment  Analyst; Fidelity Investments - Mutual Fund Service Group.

      Andre Gatien, CFA - Portfolio Manager
      Education:  B.A. Universite Laval, J.D./M.B.A. Emory University
      Industry Experience:  11 years, joined the Adviser in 2000
      Previous Investment Experience:   1997-2000,  Morgan Stanley Dean Witter
        Investment Management - Vice President, Equity Research ;   1995-1997,
        Wachovia Asset Management
      - Equity Analyst; 1993-1995, Wachovia Corporate Services - Credit Officer.

      Brian Graeme, CFA - Portfolio Manager
      Education:  B.A. University of Arizona, M.B.A. University of Texas at
        Austin
      Industry Experience:   7  years, joined the Adviser in 1999
      Previous Investment Experience:   1997-1999, M.B.A. Program, University of
        Texas at Austin, Investment Fund; 1995-1996, Ernst & Young LLP - Consultant.

      Eivind Olsen, CFA - Portfolio Manager
      Education: B.B.A. Texas Christian University, M.B.A. University of Texas at Austin

      Industry Experience:  8 years, joined the Adviser in 1998
      Previous Investment Experience:  1994-1998, Rauscher Pierce Refsnes -
        Associate Analyst.

      The Adviser's investment focus generally is to capture excess returns while managing risk. The Adviser focuses on:

   o  investing in smaller companies;
   o  investing in rapidly growing companies;
   o  investing in companies with highly predictable revenue and profit streams;
   o investing in companies positioned to accelerate profit growth above general expectations; and
   o  constructing diversified portfolios to moderate risk.

      The Adviser employs a bottom-up process in researching companies. Bottom-up research often includes interviews with senior management, as well as the companies' competitors and suppliers. The list of potential investments is further filtered by the use of traditional fundamental security analysis and valuation methods. The Adviser will often visit a company prior to investing.

      In managing its clients' assets, the Adviser may distribute shares of initial public offerings (IPOs) to eligible accounts. The Adviser considers the appropriateness of each IPO for each eligible account when allocating shares of an IPO, including whether the limited availability of an IPO results in the inability of a specific IPO acquisition to fulfill the investment strategy or position requirements for otherwise eligible accounts. If the IPO investment is not appropriate for the Adviser's other accounts, including mutual fund accounts, because of the account's investment strategy, capitalization ranges, or position requirements, the Adviser may allocate up to 100% of the IPO investment to a Portfolio. However, the Adviser generally will allocate shares of an IPO to a broad number of accounts, where appropriate.

      For the fiscal year ended November 30, 2004, each Portfolio paid the Adviser a fee equal to the following percentage of average daily net assets:

                        PORTFOLIO            FEE           CAP

                  Micro Cap                 1.20%         2.55%
                  Small Cap                 0.90%         2.30%
                  Real Estate Securities    0.40%         2.30%
                  Growth                    0.75%         2.20%

      With respect to the Real Estate Securities Portfolio, AIG Global Investment Corp. (the "Subadviser") provides day-to-day discretionary management of the Portfolio's assets in accordance with the Portfolio's investment objectives, policies, and restrictions, subject to the general supervision of the Board and the Adviser.

      The Subadviser is an SEC-registered investment adviser with its principal place of business located at 70 Pine Street, New York, New York 10270. The Subadviser is an indirect wholly owned subsidiary of AIG. The Subadviser is an affiliate of the Adviser and is part of AIG Global Investment Group ("AIGGIG"). AIGGIG comprises a group of international companies (including the Subadviser), which provide investment advice and market asset management services to clients around the world. As of December 31, 2004, AIGGIG managed $476 billion of which $406.5 billion relates to AIG affiliates and $69.5 billion relates to client assets. These figures do not include assets sub-advised to third party managers. The Subadviser is compensated by the Adviser from the fees that the Adviser receives from the Portfolio. The Subadviser will manage the Portfolio using a team approach.

      The portfolio managers listed below have responsibility for the Real Estate Securities Portfolio.

      James O. Kurtz (lead portfolio manager) - Senior Portfolio Manager
      Education: A.B. Dartmouth College, M.B.A. University of Chicago
      Industry Experience: 26 years, joined the Subadviser in 2001
      Previous Investment Experience: 1978-2000, Sears Investment Management Co.

      Timothy J. Campion - Equities Trader
      Education: B.S. Middlebury College
      Industry Experience: 5 years, joined the Subadviser in 1999

      Information relating to a portfolio manager's compensation, other accounts managed and ownership of Portfolio shares may be found in the Statement of Additional information.

VALUATION OF SHARES

      The net asset value (NAV) of each class of shares of a Portfolio is determined by dividing the sum of the total market value of a Portfolio's investments and other assets, less any liabilities, by the total number of shares outstanding. Each Portfolio calculates the NAV of each class of its shares separately by dividing the total value of each class' net assets by the shares outstanding of such class. Some Portfolios may hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Portfolios do not calculate NAV. In addition, bonds may trade on days when a Portfolio does not calculate its NAV. As a result, the market value of a Portfolio's investments may change on days when you cannot purchase or sell Portfolio shares. NAV per share for each Portfolio is determined as of the close of the New York Stock Exchange ("NYSE") on each day that the NYSE is open for business.

      Each Portfolio uses the last quoted trading price or official closing price as the market value for equity securities. For non-Nasdaq listed securities, each Portfolio uses the same price quoted by the exchange on which the security is primarily traded. For Nasdaq equity securities, each Portfolio uses the Nasdaq official closing price. Unlisted securities and listed securities, including REITs, which have not been traded on the valuation date are valued at the average between the last price asked and the last price bid. In the event such market quotations are not readily available, fair value will be used to value the Portfolio. For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents based upon the latest available bid price of such currencies against U.S. dollars quoted by any major bank or by any broker.

      Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. NAV includes interest on fixed income securities, which is accrued daily. Bonds and other fixed income securities are generally valued at the mean between the closing bid and asked prices provided by a pricing service. If the closing bid and asked prices are not readily available, the pricing service may provide a price determined by a matrix pricing method, which is a mathematical technique used to value fixed income securities without relying exclusively on quoted prices. In the absence of market quotations or matrix-derived prices from the pricing service, fair value will be used to value the Portfolios. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Trustees determines that amortized cost reflects fair value.

      The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Trustees.

      The trading hours for most foreign securities end prior to the close of the NYSE, the time the Portfolios' NAV is calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Portfolio may value foreign securities at fair value, taking into account such events, when it calculates its NAV. In such cases, use of fair valuation can reduce an investor's ability to seek to profit by estimating the Portfolios' NAV in advance of the time as of which NAV is calculated.

      If market quotations do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. The Board of Trustees have also developed procedures which utilize fair value procedures when any assets for which reliable market quotations are not readily available or for which the Portfolios' pricing service does not provide a valuation or provides a valuation that in the judgment of the Adviser to the Portfolios holding such assets does not represent fair value. The Portfolios may also fair value a security if the Portfolios or the Adviser believes that the market price is stale.

      There can be no assurance that the Portfolios could purchase or sell a portfolio security at the price used to calculate the Portfolios' NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security's present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations.

      FAIR VALUE PROCEDURES FOR THE PORTFOLIOS. Securities for which market prices are not "readily available," or which cannot be valued using the methodologies described above will generally be valued in accordance with the fair value procedures established by the Board of Trustees. However, a security is not required to be fair valued if the aggregate impact to the Portfolio's NAV would be less than $0.01 per share if all securities that would otherwise be required to be fair valued were assumed to be worthless in a hypothetical worst-case scenario. In such cases, the most recent available market value for such security may be used.

      For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which the Portfolio calculates its NAV. The closing prices of such securities may no longer reflect their market value at the time the Portfolio calculates its NAV if an event that could materially affect the value of those securities has occurred between the time of the security's last trade and the time as of which the Portfolio calculates its NAV. If such an event occurs, such securities may be valued at fair value in accordance with procedures established by and under the general supervision of the Board of Trustees.

      Generally, the fair value of a portfolio security shall be the amount that the Portfolio might reasonably expect to receive upon its current sale. Some of the information which the Fair Valuation Committee may review when making a determination as to the fair value of a portfolio security includes: (i) the type of security or asset; (ii) the cost at date of purchase; (iii) the size of the Portfolio's holding; (iv) the last trade price; (v) fundamental analytical data relating to the investment in the security; (vi) the nature and duration of any restriction on the disposition of the security; (vii) the adviser's evaluation of the forces that influence the market in which the security is purchased and sold; (viii) the financial statement of the issuer; (ix) special reports prepared by analysts; (x) information as to any transactions or offers with respect to the security; (xi) existence of merger proposals or tender offers affecting the security; (xii) the price and extent of public trading in similar securities of the issuer or comparable companies and other relevant matters; (xiii) changes in interest rates; (xiv) observations from financial institutions; (xv) government (domestic or foreign) actions or pronouncements;
(xvi) other news events; and (xvii) other possible methods of valuing portfolio securities.

      Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Adviser compares the new market quotation to the fair value price to evaluate the effectiveness of the Trust's fair valuation procedures. If any significant discrepancies are found, the Adviser may adjust the Trust's fair valuation procedures.

      The fair value procedures are principally implemented by the Fair Valuation Committee of the Portfolio.

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS
AND TAXES

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

      Each Portfolio (except the Real Estate Securities Portfolio) will distribute annually to its shareholders substantially all of its net investment income and any net realized capital gains. The Real Estate Securities Portfolio will pay capital gain distributions, if any, at least annually and income dividends, if any, at least quarterly. A Portfolio's dividends and capital gain distributions will be reinvested automatically in additional shares of that Portfolio unless the Trust is notified in writing that the shareholder elects to receive dividends and/or capital gain distributions in cash.

      If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, the shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. If you elect to have dividends and/or capital gains paid in cash, each Portfolio will automatically reinvest all distributions under $10 in additional shares of the Portfolio.

FEDERAL TAXES

      Each Portfolio contemplates declaring as dividends (sometimes referred to in this section as "distributions") each year all or substantially all of its taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any. You will be subject to income tax on Portfolio distributions regardless of whether they are paid in cash or reinvested in additional shares.

      Distributions attributable to a Portfolio's net capital gain will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003 ("2003 Act"), those distributions are subject to a 15% maximum federal income tax rate for individual shareholders to the extent the distributions are attributable to net capital gain a Portfolio recognizes on sales or exchanges of capital assets through its last taxable year beginning before January 1, 2009.

      Other Portfolio distributions, including amounts attributable to dividends, interest and the excess of net short-term capital gain over net long-term capital loss it earns or realizes, will generally be taxable as ordinary income. Under the 2003 Act, certain income dividends a Portfolio pays to individual shareholders are taxed at the 15% maximum rate applicable to net capital gain. This tax treatment applies to a shareholder only if he or she satisfies certain holding period and other requirements regarding his or her Portfolio shares and the dividends are attributable to "qualified dividend income" ("QDI") the Portfolio receives. For this purpose, QDI means dividends a Portfolio receives from U.S. corporations and "qualified foreign corporations," provided that the Portfolio satisfies certain holding period and other requirements regarding the stock on which the dividends were paid. These special rules generally apply to taxable years beginning before January 1, 2009. Thereafter, a Portfolio's dividends, other than capital gain distributions, will be fully taxable at ordinary income tax rates unless further legislative action is taken.

      A portion of a Portfolio's dividends also may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends a Portfolio receives from U.S. corporations. However, dividends a corporate shareholder receives and deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

      By law, each Portfolio must withhold 28% of distributions and redemption proceeds (regardless of the extent to which gain or loss may be realized) otherwise payable to you if you are an individual or other non-corporate shareholder and have not provided to the Trust a correct social security number or other taxpayer identification.

      Because the Micro Cap, Small Cap and Growth Portfolios seek capital appreciation as opposed to current income, the Trust anticipates that most of the distributions from these Portfolios will be taxed as long-term capital gain. From time to time, however, distributions from the Micro Cap Portfolio (and possibly the Small Cap and Growth Portfolios) may be from ordinary income and the excess of net short-term capital gain over net long-term capital loss (which is taxed as ordinary income, and is not QDI, when received by shareholders) in amounts that exceed capital gain distributions, primarily as a result of high portfolio turnover. Distributions from the Real Estate Securities Portfolio are likely to represent both capital appreciation and income and thus are likely to constitute both capital gains and ordinary income; that Portfolio's dividend distributions that are attributable to dividends it receives from REITs generally will not be QDI.

      You should note that if you purchase shares just before a distribution, you will be taxed on that distribution like other shareholders, even though that distribution represents simply a return of part of your investment. This is known as "buying into a distribution." You may wish to defer your purchase until after the record date for the distribution, so as to avoid this tax impact.

      You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Portfolio, based on the difference between your tax basis in the shares and the amount you receive for them. This gain or loss will be long term or short term depending on whether your holding period for the shares exceeds 12 months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Any capital gain an individual shareholder recognizes on a redemption or exchange through 2008 of his or her Portfolio shares that have been held for more than one year will qualify for the 15% maximum federal income tax rate enacted by the 2003 Act.

      The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

STATE AND LOCAL TAXES

      Shareholders may also be subject to state and local taxes on distributions and redemptions. Shareholders should consult with their tax advisers regarding the tax status of distributions in their state and locality.

SHAREHOLDER ACCOUNT INFORMATION

      Information regarding the Class B and Class II shares for each Portfolio is provided in this prospectus. Class B and II shares are no longer available for new investments from investors that did not own shares of such class as of August 20, 2002. Existing Class B and II shareholders as of August 20, 2002 may only receive additional Class B or II shares through dividend reinvestment. Class B shares will convert automatically to Class N shares (offered by a separate prospectus) on the first business day of the month after eight years from the issuance of such shares.

CONTINGENT DEFERRED SALES CHARGES

      Certain Class B and II shares may be subject to a contingent deferred sales charge (CDSC). Class B shares are subject to a CDSC on shares redeemed within six years of buying them. The CDSC is equal to 4% if the shares are redeemed within the first two years of purchase, 3% for years 3 and 4, 2% for year 5, 1% for year 6 and 0% for year 7 and later.

      Each CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. There is no CDSC on shares purchased through reinvestment of dividends. To keep CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of those shares available, we will sell shares that have the lowest CDSC. For purposes of the CDSC, we count all purchases you make during a calendar month as having been made on the first day of that month.

      CDSC for Class B and II shares will generally be waived in the following cases:

   o   Within one year of the shareholder's death or becoming disabled;
   o Trustees of the Trust and other individuals, and their families, who are affiliated with the Trust; and
   o To make payments through the Systematic Withdrawal Plan (subject to certain conditions).

DISTRIBUTION AND SERVICE (12B-1) FEES

      Class B and II shares of each Portfolio have their own 12b-1 plan that permits them to pay for distribution and account maintenance and service fees (payable to the Distributor) based on a percentage of average daily net assets. Class B and II shares are subject to a distribution fee equal to 0.75% and an account maintenance and service fee equal to 0.25% pursuant to each 12b-1 plan.

      Because 12b-1 fees are paid out of a Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

DISTRIBUTOR

      Quasar Distributors, LLC ("Distributor"), distributes each Portfolio's shares offered herein. The Distributor, an affiliate of the Trust's administrator, transfer agent and custodian, receives fees under each Portfolio's Rule 12b-1 plans

      The Distributor, at its expense, may from time to time provide compensation to broker-dealers in connection with sales of shares of a Portfolio.

EXCHANGE PRIVILEGES

      Shares of each Portfolio may be exchanged for the same class of shares of any other Portfolio included in the Trust. Exchange requests should be made by writing to Brazos Mutual Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling the Trust at 1-800-426-9157.

      Any exchange will be based on the NAV of the shares involved (subject to any CDSC that may apply). There is no charge of any kind for an exchange. Before making an exchange into a Portfolio, a shareholder should read the Prospectus of the Portfolio which you would like to exchange (contact the Trust at 1-800-426-9157 for additional copies of the Prospectus). All exchanges are subject to applicable minimum initial investment requirements. Exchanges can only be made between Portfolios. Exchanges of shares generally will constitute a taxable transaction except for IRAs, Keogh Plans and other qualified or tax exempt accounts.

      The exchange privilege may be terminated or modified upon 60 days' written notice. Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges with other Portfolios or funds distributed by the Distributor received prior to the close of the NYSE (generally 4 p.m. ET) will be processed as of the close of business on the same day. Requests received after that time will be processed on the next business day. The Board of Trustees may limit the frequency and amount of exchanges permitted. For additional information regarding telephoned instructions, see "Redemption of Shares by Telephone" below. An exchange into the same share class of another Portfolio of the Trust is a sale of shares and may result in capital gain or loss for income tax purposes.

      To protect the interests of other shareholders, we may cancel the exchange privileges of any investors that, in the opinion of the Trust, are using market timing strategies or making excessive exchanges. A Portfolio may also refuse any exchange order.

      CERTIFICATED SHARES. Most shares are electronically recorded. If you wish to have certificates for your shares, please call the Trust at 1-800-426-9157 for further information. You may sell or exchange certificated shares only by returning the certificates to the Portfolios, along with a letter of instruction and a signature guarantee. The Portfolios do not issue certificates for fractional shares.

SYSTEMATIC WITHDRAWAL PLAN

      The Systematic Withdrawal Plan may be used for routine bill payment or periodic withdrawals from your account up to a maximum of 12% per year based on the value of the account at the time the Plan is established. To use this feature:

   o  Make sure you have at least $5,000 worth of shares in your account;

   o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same Portfolio is not advantageous to you, because of sales charges and taxes);
   o  Specify the payee(s) and amount(s);
   o The payee may be yourself or any other party (which may require a signature guarantee), and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule;
   o  Each withdrawal must be at least $50;
   o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months; and
   o  Make sure your dividends and capital gains are being reinvested.

      You cannot elect the systematic withdrawal plan if you have requested certificates for your shares.

SMALL ACCOUNTS

      If you draw down an account so that its total value is less than $500 ($250 for retirement plan accounts), you may be asked to purchase more shares within 60 days. If you do not take action, the Fund may close out your account and mail you the proceeds. Alternatively, you may be charged a $2.00 monthly charge to maintain your account. Your account will not be closed if its drop in value is due to Portfolio performance or the effects of sales charges.

REDEMPTION OF SHARES

      Any redemption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by your Portfolio(s).

      Shares of any Portfolio may be redeemed by mail (subject to a fee of $15.00 for overnight courier) or telephone, at any time, at the NAV as next determined after receipt of the redemption request. A $15.00 fee will be charged to shareholders for wire redemptions for Class B and II shares.

REDEEMING SHARES:   DESIGNED FOR:                 TO SELL SOME OR ALL OF YOUR
                                                  SHARES:

By Letter           Accounts of any type.         Write a letter of instruction
                                                  indicating the Portfolio
[INSERT GRAPHIC]    Redemptions of $100,000 or    name, the Fund number, your
                    more, but less than           share class, your account
                    $5,000,000, should be in      number, the names in which
                    writing.                      the account is registered,
                                                  and the dollar value or
                    Redemptions of $5,000,000 or  number of shares you wish to
                    more for must be in writing   sell.
                    with a signature guarantee.
                                                  Include all signatures and
                                                  any additional documents that
                                                  may be required.

                                                  Mail the materials to:

                                                  Brazos Mutual Funds
                                                  c/o U.S. Bancorp Fund
                                                  Services, LLC
                                                  615 E. Michigan Street, Third
                                                  Floor
                                                  Milwaukee, WI  53202

                                                  A check will normally be
                                                  mailed on the next business
                                                  day to the name(s) and
                                                  address in which the account
                                                  is registered, or otherwise
                                                  according to your letter of
                                                  instruction.


By Telephone        Most accounts.                For automated service 24
                                                  hours a day using your
[INSERT GRAPHIC]    Redemptions of $100,000 or    touch-tone phone, dial
                    more, but less than           1-800-426-9157.
                    $5,000,000, should be in
                    writing.                      To place an order or to speak
                                                  to a representative from
                    Redemptions of $5,000,000 or  Brazos Mutual Funds, call
                    more must be in writing with  1-800-426-9157 between 8:30
                    a signature guarantee.        a.m. and 7:00 p.m. (Eastern
                                                  Time) on most business days.

By Wire             Accounts of any type.         Fill out the "Telephone
                                                  Options" section of your new
[INSERT GRAPHIC]    Redemptions of $100,000 or    account application.
                    more, but less than
                    $5,000,000, should be in      Amounts of $1,000 or more
                    writing.                      will be wired on the next
                                                  business day.  A $15 fee will
                    Redemptions of $5,000,000 or be deducted from your account more must be in writing with for Class B and II shares.
                    a signature guarantee.

By Exchange         Accounts of any type.         Review the current prospectus
                                                  for the Portfolio or the fund
[INSERT GRAPHIC]    Redemptions of any amount.    into which you are exchanging.

                                                  Call 1-800-426-9157 to
                                                  request an exchange.

SIGNATURE GUARANTEES

      Signature guarantees are required for the following redemptions:

   o redemptions where the proceeds are to be sent to someone other than the registered shareholder(s);

   o redemptions transmitted by federal wire transfer to a bank other than the bank of record;

   o redemptions where the proceeds are to be sent to someplace other than the registered address;

   o  share transfer requests;

   o redemptions where a change of address request has been received within the past 15 days; or

   o  redemption requests that are $5,000,000 or more.

      The purpose of signature guarantees is to verify the identity of the party who has authorized a redemption. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (STAMP). A notary public is not an acceptable signature guarantor.

REDEMPTIONS FROM IRAS AND RETIREMENT PLANS

      Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

OTHER REDEMPTION INFORMATION

      Normally, each Portfolio will make a payment for all shares redeemed under proper procedures within one business day of and no more than seven business days after receipt of the request. The Trust may suspend the right of redemption or postpone the date, as permitted by the SEC, including under emergency circumstances and at times when the NYSE is closed.

      If the Trustees determine that it would be detrimental to the best interests of remaining shareholders of the Portfolios to make payment wholly or partly in cash, the Portfolios may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by a Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities so received in payment of redemptions.

      No redemption request will become effective until the Transfer Agent has received all documents in proper form. Shareholders should contact the Transfer Agent at 1-800-426-9157 for further information concerning documentation required for redemption of Portfolio shares. If any portion of the shares to be redeemed represents an investment made by check, the Trust may delay the payment of the redemption proceeds until the Transfer Agent is reasonably satisfied that the check has been collected. This may take up to ten calendar days from the purchase date.

DELIVERY OF PROSPECTUSES AND SHAREHOLDER REPORTS

      In an effort to decrease costs, the Trust has reduced the number of duplicate prospectuses, annual and semi-annual shareholder reports you receive by sending only one copy of each to those addresses shared by two or more accounts. You may decline this option at any time and receive individual copies by calling toll-free at 1-800-426-9157. Individual copies will be sent 30 days after receiving your request.

RETIREMENT PLANS

      Shares of the Portfolios are available for use in certain types of tax-deferred retirement plans such as:

   o  IRAs (including Roth IRAs);
   o  employer-sponsored defined contribution plans (including 401(k) plans);
   o  defined benefit plans; and
   o tax-sheltered custodial accounts described in Section 403(b)(7) of the Internal Revenue Code.
      Portfolio shares also may be used in Coverdell Education Savings Accounts ("Coverdell ESAs").

      Qualified investors benefit from the tax-free compounding of income dividends and capital gain distributions in the plans and accounts. Application forms and brochures describing investments in the Portfolios for retirement plans and Coverdell ESAs can be obtained by calling the Trust at 1-800-426-9157.

FINANCIAL HIGHLIGHTS

      The following tables show selected financial information for Class B and II shares outstanding of each of the Portfolios throughout the periods indicated. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Class B and II shares of a Portfolio (assuming the reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio's financial statements, is incorporated by reference in the Statement of Additional Information (SAI), which is available upon request.

                                                         MICRO CAP PORTFOLIO
                                             NET
                                            GAIN
                                           (LOSS)
                                          ON INVEST-
                   NET                      MENTS           TOTAL      DIVIDENDS      DISTRI-
                  ASSET          NET      (REALIZED         FROM       FROM NET       BUTIONS
                  VALUE,       INVEST        AND           INVEST-     INVEST-        FROM
 PERIOD         BEGINNING       MENT       UNREAL-          MENT         MENT         CAPITAL
  ENDED         OF PERIOD      LOSS(1)       IZED)       OPERATIONS     INCOME         GAINS
  -----         ---------      -------    ----------     ----------    ---------      -------
                                              CLASS B
                                              -------
5/1/01
11/30/01(3)    $  19.51       $ (0.22)   $ (1.48)       $ (1.70)       $   --        $     --
11/30/2002        17.81         (0.38)     (5.50)         (5.88)           --              --
11/30/2003        11.93         (0.31)      7.00           6.69            --              --
11/30/2004        18.62         (0.41)      1.38           0.97            --              --
                                              CLASS II
                                              --------
5/1/01 -
11/30/01(3)    $  19.5        $ (0.21)   $ (1.49)       $ (1.70)        $  --        $     --
11/30/2002        17.81         (0.38)     (5.50)         (5.88)           --              --
11/30/2003        11.93         (0.31)      7.00           6.69            --              --
11/30/2004        18.62         (0.41)      1.38           0.97            --              --

                                                             RATIO
                                                             OF NET        RATIO
                         NET                      NET        EXPENSE       OF NET
                        ASSET                    ASSETS        TO        INVESTMENT
             TOTAL      VALUE,                   END OF      AVERAGE       LOSS TO
 PERIOD      DISTRI-    END OF      TOTAL        PERIOD        NET         AVERAGE         PORTFOLIO
 ENDED      BUTIONS     PERIOD    RETURN(2)      (000'S)    ASSETS(5)     NET ASSETS       TURNOVER(7)
 ------     -------    -------    ---------      -------    ---------     ----------       -----------
                                               CLASS B
                                               -------
5/1/01
11/30/01(3)  $   --    $ 17.81     (8.71)%     $ 12,609         2.55%(4)    (2.17)%(4)          71%
11/30/2002       --      11.93    (33.02)         4,465         2.55        (2.36)             134
11/30/2003       --      18.62     56.08          5,361         2.43        (2.25)             155
11/30/2004       --      19.59      5.21          4,453         2.47        (2.31)(4)          220
                                              CLASS II
                                              --------
5/1/01 -
11/30/01(3)  $   --    $ 17.81     (8.71)%     $ $15,147        2.55%(4)    (2.17)%(4)          71%
11/30/2002       --      11.93    (33.02)         5,149         2.55        (2.36)             134
11/30/2003       --      18.62     56.08          5,374         2.43        (2.25)             155
11/30/2004       --      19.59      5.21          3,739         2.47        (2.31)             220

------------

(1)   Calculated based upon average shares outstanding.

(2)   Total return is not annualized and does not reflect sales load.

(3)   Commencement of sale of respective class of shares.

(4)   Annualized.

(5) Ratio presented above represents expenses net of reimbursement. Ratio of expenses to average net assets before expense reimbursements, as follows:

                                             11/30/1999    11/30/2000    11/30/2001    11/30/2002    11/30/2003    11/30/2004
                                             ----------    ----------    ----------    ----------    ----------    ----------
Micro Cap Portfolio Class B...............       --             --         3.28(4)         2.75          2.46          2.52
Micro Cap Portfolio Class II..............       --             --         3.16(4)         2.75          2.46          2.52

(6)   Formerly Class A shares.

(7) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

                                         SMALL CAP PORTFOLIO

                                       NET GAIN
                                      (LOSS) ON
                                       INVEST-
                 NET                    MENTS      TOTAL       DIVIDENDS       DISTRI-
                ASSET        NET      (REALIZED    FROM        FROM NET        BUTIONS
                VALUE,      INVEST-      AND       INVEST-      INVEST-         FROM            TOTAL
  YEAR        BEGINNING      MENT      UNREAL-      MENT         MENT          CAPITAL         DISTRI-
  ENDED        OF YEAR     LOSS(1)      IZED)     OPERATIONS    INCOME          GAINS          BUTIONS
  -----       ---------    -------    ---------   ----------   ---------       --------        -------
                                                 CLASS B
                                                 -------
11/30/2000      $18.49     $(0.37)    $ 2.76       $2.39                    $   (1.94)        $(1.94)
11/30/2001      18.94       (0.30)     (0.93)      (1.23)          --            (0.62)        (0.62)
11/30/2002      17.09       (0.31)     (4.03)      (4.34)          --               --             --
11/30/2003      12.75       (0.24)      3.86        3.62           --               --             --
11/30/2004      16.37       (0.31)      0.62        0.31           --               --             --
                                                 CLASS II
                                                 --------
11/30/2000      $18.50     $(0.36)    $ 2.74       $2.38          $--        $   (1.94)        $(1.94)
11/30/2001      18.94       (0.30)     (0.94)      (1.24)          --            (0.62)         (0.62)
11/30/2002      17.08       (0.41)     (3.93)      (4.34)          --               --             --
11/30/2003      12.74       (0.24)      3.84        3.60           --               --             --
11/30/2004      16.34       (0.31)      0.61        0.30           --               --             --



                                                        RATIO
                 NET                                    OF NET        RATIO
                ASSET                     NET          EXPENSES       OF NET
                VALUE,                   ASSETS          TO          INVESTMENT
                 END                     END OF        AVERAGE       LOSS TO
  YEAR           OF         TOTAL         YEAR           NET          AVERAGE       PORTFOLIO
  ENDED         YEAR       RETURN(2)     (000'S)       ASSETS(3)     NET ASSETS    TURNOVER(5)
  -----         ----       ---------     -------       ---------     ----------    -----------
                                         CLASS B
                                         -------
11/30/2000     $18.94      11.92%        $1,917         2.30%         (1.66)%         132%
11/30/2001      17.09      (7.05)         4,935         2.30          (1.72)           75
11/30/2002      12.75     (25.39)         3,478         2.26          (1.99)          116
11/30/2003      16.37      28.39          3,227         2.06          (1.79)          161
11/30/2004      16.68       1.89          2,416         2.12          (1.96)          225
                                         CLASS II
                                         --------
11/30/2000     $18.94      11.86%        $1,454         2.30%         (1.67)%         132%
11/30/2001      17.08      (7.10)         6,104         2.30          (1.73)           75
11/30/2002      12.74     (25.41)         4,033         2.27          (2.56)          116
11/30/2003      16.34      28.26          3,253         2.06          (1.79)          161
11/30/2004      16.64       1.84          2,150         2.12          (1.96)          225

------------

(1) Calculated based upon average shares outstanding.

(2) Total return is not annualized and does not reflect sales load.

(3) Ratio presented above represents expenses net of reimbursement. Ratio of expenses to average net assets before expense reimbursements, as follows:

                                         11/30/1999  11/30/2000  11/30/2001  11/30/2002  11/30/2003  11/30/2004
                                         ----------  ----------  ----------  ----------  ----------  ----------
Small Cap Portfolio Class B..........      2.44(4)      4.13        2.83        2.38        2.06        2.17
Small Cap Portfolio Class II.........      2.44(4)      4.89        2.83        2.36        2.06        2.17

(4) Formerly Class A shares.

(5) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

                            REAL ESTATE SECURITIES PORTFOLIO
                                         NET
                                       GAIN ON
                                       INVEST-
                  NET                   MENTS       TOTAL       DIVIDENDS      DISTRI-
                 ASSET        NET     (REALIZED     FROM        FROM NET       BUTIONS
                 VALUE,      INVEST-     AND       INVEST-      INVEST-         FROM
  YEAR         BEGINNING      MENT     UNREAL-      MENT          MENT         CAPITAL
  ENDED         OF YEAR     INCOME(1)   IZED)     OPERATIONS     INCOME         GAINS
----------     ---------   ---------  ---------   ----------    ---------      --------
                                               CLASS B
                                               -------
11/30/2000      $8.05       $0.35        $1.17       $1.52       $(0.28)      $      --
11/30/2001       9.29        0.29         1.04        1.33        (0.33)             --
11/30/2002      10.29        0.27         0.25        0.52        (0.29)             --
11/30/2003      10.52        0.21         2.57        2.78        (0.23)          (0.91)
11/30/2004      12.16        0.01         2.01        2.02        (0.11)          (5.08)
                                              CLASS II
                                              --------
11/30/2000      $8.05       $0.34        $1.18       $1.52       $(0.28)      $      --
11/30/2001       9.29        0.27         1.06        1.33        (0.33)             --
11/30/2002      10.29        0.27         0.25        0.52        (0.29)             --
11/30/2003      10.52        0.21         2.58        2.79        (0.23)          (0.91)
11/30/2004      12.17        0.01         2.01        2.02        (0.11)          (5.08)

                                                            RATIO
                            NET                             OF NET       RATIO
                           ASSET               NET         EXPENSES     OF NET
                           VALUE,              ASSETS        TO        INVESTMENT
                TOTAL       END                END OF      AVERAGE     INCOME TO
  YEAR         DISTRI-      OF       TOTAL      YEAR         NET        AVERAGE      PORTFOLIO
  ENDED        BUTIONS     YEAR     RETURN(2)  (000'S)     ASSETS(3)   NET ASSETS   TURNOVER(5)
  -----        -------     ----     ---------  -------     ---------   ----------   -----------
                                              CLASS B
                                              -------
11/30/2000     $(0.28)     $ 9.29    19.14%    $  738         2.30%       3.90%          66%
11/30/2001      (0.33)      10.29    14.52      2,339         2.30        2.96           67
11/30/2002      (0.29)      10.52     4.99      3,255         2.30        2.49           71
11/30/2003      (1.14)      12.16    29.41      3,095         2.21        2.02          122
11/30/2004      (5.19)       8.99    26.27      2,621         2.56        0.08          141
                                              CLASS II
                                              --------
11/30/2000     $(0.28)     $ 9.29    19.14%    $1,016         2.30%       3.76%          66%
11/30/2001      (0.33)      10.29    14.52      2,441         2.30        2.95           67
11/30/2002      (0.29)      10.52     4.99      2,810         2.30        2.44           71
11/30/2003      (1.14)      12.17    29.48      2,376         2.21        2.02          122
11/30/2004      (5.19)       9.00    26.24      1,960         2.56        0.08          141

------------

(1) Calculated based upon average shares outstanding.

(2) Total return is not annualized and does not reflect sales load.

(3) Ratio presented above represents expenses net of reimbursement. Ratio of expenses to average net assets before expense reimbursements, as follows:

                                             11/30/1999  11/30/2000  11/30/2001  11/30/2002  11/30/2003  11/30/2004
                                             ----------  ----------  ----------  ----------  ----------  ----------
Real Estate Securities Portfolio Class B..     2.48(4)     7.15        3.56        2.49        2.29        2.62
Real Estate Securities Portfolio Class II.     2.48(4)     8.79        3.27        2.47        2.29        2.62

(4) Formerly Class A shares.

(5) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

                                             GROWTH PORTFOLIO

                                              NET
                                             GAIN
                                            (LOSS) ON
                                            INVEST-
                                              MENTS        TOTAL      DIVIDENDS      DISTRI-
                  NET ASSET        NET      (REALIZED      FROM       FROM NET       BUTIONS
                  VALUE,         INVEST-       AND        INVEST-      INVEST-         FROM         TOTAL
 PERIOD           BEGINNING       MENT       UNREAL-       MENT         MENT          CAPITAL      DISTRI-
  ENDED           OF PERIOD      LOSS(1)      IZED)      OPERATION     INCOME          GAINS       BUTIONS
  -----           ---------      -------    ----------   ---------    --------       ---------     -------

                                                CLASS B
                                                -------
5/1/01 -
11/30/01(3)        $16.82      $(0.11)     $(1.43)      $(1.54)     $  --       $     --         $   --
11/30/2002         15.28        (0.23)      (4.29)      (4.52)         --             --             --
11/30/2003         10.76        (0.20)       2.88        2.68          --             --             --
11/30/2004         13.44        (0.19)       0.62        0.43          --             --             --
                                                CLASS II
                                                --------
5/1/01 -
11/30/01(3)        $16.82      $(0.11)     $(1.43)      $(1.54)     $  --       $     --         $   --
11/30/2002         15.28        (0.23)      (4.28)      (4.51)         --             --             --
11/30/2003         10.77        (0.19)       2.85        2.66          --             --             --
11/30/2004         13.43        (0.19)       0.63        0.44          --             --             --


                                                   RATIO
                  NET                  NET        OF NET      RATIO OF
                 ASSET               ASSETS       EXPENSES      NET
                VALUE,                 END          TO        INVESTMENT
                  END                  OF         AVERAGE     LOSS TO
 PERIOD           OF       TOTAL     PERIOD         NET       AVERAGE       PORTFOLIO
  ENDED         PERIOD    RETURN(2)  (000'S)      ASSETS(5)   NET ASSETS    TURNOVER(8)
  -----         ------    ---------  -------      ---------   ----------    -----------
                                      CLASS B
                                      -------
5/1/01 -
11/30/01(3)     $15.28    (9.16)%    $6,396       2.19%(4)    (1.40)%(4)      122%
11/30/2002       10.76    (29.58)     5,589       2.19        (1.66)          158
11/30/2003       13.44     24.91      4,902       2.09        (1.73)          178
11/30/2004       13.87      3.20      3,541       2.20        (1.40)          274
                                      CLASS II
                                      --------
5/1/01 -
11/30/01(3)     $15.28    (9.16)%    $6,974       2.19%(4)    (1.41)%(4)      122%
11/30/2002       10.77    (29.52)     4,725       2.19        (1.66)          158
11/30/2003       13.43    24.70       3,224       2.09        (1.73)          178
11/30/2004       13.87     3.28       1,965       2.20        (1.40)          274

------------

(1) Calculated based upon average shares outstanding.

(2) Total return is not annualized and does not reflect sales load.

(3) Commencement of sale of respective class of shares.

(4) Annualized.

(5) Ratio presented above represents expenses net of reimbursement or recovery. Ratio of expenses to average net assets before expense reimbursements, as follows:

                                             11/30/1999    11/30/2000    11/30/2001    11/30/2002    11/30/2003    11/30/2004
                                             ----------    ----------    ----------    ----------    ----------    ----------
Growth Portfolio Class B..................      --             --           4.00%      (4) 2.37      %   2.14      %   2.19%
Growth Portfolio Class II.................      --             --           3.90%      (4) 2.36      %   2.14      %   2.19%

(6) Formerly Class A shares.

(7) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

                              FOR MORE INFORMATION

               You may obtain the following and other information
                       on these Portfolios free of charge:

                 ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS

  PROVIDE THE PORTFOLIOS' MOST RECENT FINANCIAL REPORTS AND PORTFOLIO LISTINGS.
      THE ANNUAL REPORT CONTAINS A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE PORTFOLIOS' PERFORMANCE
                          DURING THE LAST FISCAL YEAR.

          STATEMENT OF ADDITIONAL INFORMATION (SAI) DATED APRIL 1, 2005

    PROVIDES ADDITIONAL DETAILS ABOUT THE PORTFOLIOS' POLICIES AND MANAGEMENT
             AND IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS.

                                   Telephone:
                                 1-800-426-9157

                                      Mail:

                               Brazos Mutual Funds
                       c/o U.S. Bancorp Fund Services, LLC
                            615 East Michigan Street
                               Milwaukee, WI 53202


                                      SEC:

         Text only versions of Company documents can be viewed online or downloaded from: http://www.sec.gov

You may review and obtain copies of Trust information at the SEC Public Reference Room in Washington, D.C. (1-202-942-8090). Copies of the information may be obtained upon payment of a duplicating fee by writing the Public Reference Section, Washington, D.C. 20549-0102, or by electronic request to publicinfo@sec.gov. The Trust does not make its SAI or reports to shareholders available on its website since these documents are available at the SEC's website.

                Investment Company Act of 1940 File No. 811-07881

                               WWW.BRAZOSFUNDS.COM

                              BRAZOS MUTUAL FUNDS

                      Statement of Additional Information

                              dated April 1, 2005

    5949 Sherry Lane, Suite 1600                         General Marketing and
    Dallas, TX 75225                                     Shareholder Information
                                                         (800) 426-9157


    Brazos Mutual Funds (the "Trust") is a mutual fund consisting of multiple investment portfolios. This Statement of Additional Information ("SAI") relates to: Classes N (formerly A of each Portfolio), B, II and Y shares of the Brazos Micro Cap Portfolio, Brazos Small Cap Portfolio, Brazos Growth Portfolio, and Brazos Real Estate Securities Portfolio; and Classes N (formerly A, B and II) and Y shares of Brazos Mid Cap Portfolio (each a "Portfolio"). Each Portfolio has a distinct investment objective and strategy.

    This SAI is not a Prospectus, but should be read in conjunction with the relevant Trust Prospectus dated April 1, 2005. To obtain a Prospectus or the Trust's annual and semi-annual reports free of charge, please call the Trust at
(800) 426-9157 or write the Trust at U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectuses.

                               TABLE OF CONTENTS

                                                                           PAGE

HISTORY OF THE PORTFOLIOS.....................................................1
INVESTMENT OBJECTIVES AND POLICIES............................................1
INVESTMENT RESTRICTIONS......................................................19
TRUSTEES AND OFFICERS........................................................20
ADVISER, SUBADVISER, PERSONAL TRADING, DISTRIBUTOR AND ADMINISTRATOR.........29
PORTFOLIO TRANSACTIONS AND BROKERAGE.........................................40
ADDITIONAL INFORMATION REGARDING THE SHARES..................................43
ADDITIONAL INFORMATION REGARDING PURCHASES OF  CLASS N AND Y SHARES..........46
ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES........................47
EXCHANGE PRIVILEGES..........................................................48
DETERMINATION OF NET ASSET VALUE.............................................49
DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES.....................................49
RETIREMENT PLANS.............................................................52
DESCRIPTION OF SHARES........................................................53
PROXY VOTING POLICIES AND PROCEDURES.........................................54
PORTFOLIO HOLDINGS INFORMATION...............................................55
ADDITIONAL INFORMATION.......................................................56
FINANCIAL STATEMENTS.........................................................57

Appendix A..................................................................A-1

    No dealer, salesman or other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the Prospectuses, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust, the Adviser or the Distributor. This SAI and the Prospectuses do not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction in which such an offer to sell or solicitation of an offer to buy may not lawfully be made.

    The Trust is a Delaware statutory trust which is registered as an open-end investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

                            HISTORY OF THE PORTFOLIOS

    The Trust was organized as a Delaware statutory trust on October 28, 1996. The Trust's principal office is located at 5949 Sherry Lane, Suite 1600, Dallas, Texas 75225. Each Portfolio is a diversified open-end management investment company except for the Real Estate Securities Portfolio, which is not diversified. Brazos Capital Management, L.P. (the "Adviser") serves as the investment adviser to the Trust.

                       INVESTMENT OBJECTIVES AND POLICIES

    The investment objectives and policies of the Portfolios are described in the Prospectuses. Certain types of securities in which the Portfolios may invest and certain investment practices that the Portfolios may employ are described in the Prospectuses and are discussed more fully below. Unless otherwise specified, each Portfolio may invest in the following securities. The stated percentage limitations are applied to an investment at the time of purchase unless indicated otherwise.

    ILLIQUID AND RESTRICTED SECURITIES. No more than 15% of the value of a Portfolio's net assets, determined as of the date of purchase, may be invested in illiquid securities including repurchase agreements that have a maturity of longer than seven days, interest-rate swaps, currency swaps, caps, floors and collars, or other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There will generally be a lapse of time between a mutual fund's decision to sell an unregistered security and the registration of such security. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, each of the Portfolios will generally seek to obtain the right of registration at the expense of the issuer (except in the case of Rule 144A securities, discussed below).

    A large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

    For  example,  restricted  securities  that the  Board of  Trustees,  or the
Adviser pursuant to guidelines established by the Board of Trustees, has determined to be marketable, such as securities eligible for resale under Rule 144A promulgated under the Securities Act, or certain private placements of commercial paper issued in reliance on an exemption from such Act pursuant to
Section 4(2) thereof, may be deemed to be liquid for purposes of this restriction. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio to the extent that qualified institutional buyers (as defined in Rule 144A) become for a time uninterested in purchasing these restricted securities. In addition, a repurchase agreement that by its terms can be liquidated before its nominal fixed-term on seven days or less notice is regarded as a liquid instrument. The Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions the Adviser will consider, among other things, pursuant to guidelines and procedures established by the Trustees, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (i.e., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). Subject to the applicable limitation on illiquid securities investments, a Portfolio may acquire securities issued by the U.S. Government, its agencies or instrumentalities in a private placement.

    Commercial paper issues in which a Portfolio's net assets may be invested include securities issued by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by
Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Section 4(2) paper issued by a company that files reports under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), is generally eligible to be sold in reliance on the safe harbor of Rule 144A described above. A Portfolio's 15% limitation on investments in illiquid securities includes
Section 4(2) paper other than Section 4(2) paper that the Adviser has determined to be liquid pursuant to guidelines established by the Trustees. The Trustees have delegated to the Adviser the function of making day to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the Trustees that require the Adviser to take into account the same factors described above for other restricted securities and require the Adviser to perform the same monitoring and reporting functions.

    REPURCHASE AGREEMENTS. Each Portfolio may enter into repurchase agreements only involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Adviser, subject to the guidance of the Trustees. In such agreements, the seller agrees to repurchase the security at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount that reflects an agreed-upon rate of return effective for the period of time a Portfolio's money is invested in the security. Whenever a Portfolio enters into a repurchase agreement, it obtains collateral having a value equal to the repurchase price, including accrued interest, or 102% of the repurchase price if such securities mature in more than one year. The instruments held as collateral are valued daily and if the value of the instruments declines, the Portfolio will require additional collateral. If the seller under the repurchase agreement defaults, the Portfolio may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited. The Trustees have established guidelines to be used by the Adviser in connection with transactions in repurchase agreements and will regularly monitor each Portfolio's use of repurchase agreements. A Portfolio will not invest in repurchase agreements maturing in more than seven days if the aggregate of such investments along with other illiquid securities exceeds 15% of the value of its net assets. However, there is no limit on the amount of a Portfolio's net assets that may be subject to repurchase agreements having a maturity of seven days or less for temporary defensive purposes.

    REVERSE REPURCHASE AGREEMENTS. Each Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The Portfolio then invests the proceeds from the transaction in another obligation in which the Portfolio is authorized to invest. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Portfolio will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. In order to minimize any risk involved, the Portfolio will segregate cash or liquid securities in an amount at least equal in value to its purchase obligations under these agreements (including accrued interest). In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's repurchase obligation, and the Portfolio's use of proceeds of the agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings and are subject to the percentage limitations on borrowings. See "Investment Restrictions."

    FIXED INCOME SECURITIES. Each Portfolio may invest, subject to the percentage and credit quality limitations stated herein and in the Prospectus, in debt securities, mainly obligations issued by governments and money market instruments, without regard to the maturities of such securities.

    Fixed income securities are broadly characterized as those that provide for periodic payments to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount, although they may represent a priority over common stockholders in the event of the issuer's liquidation. Many fixed income securities are subject to scheduled retirement, or may be retired or "called" by the issuer prior to their maturity dates. The interest rate on certain fixed income securities, known as "variable rate obligations," is determined by reference to or is a percentage of an objective standard, such as a bank's prime rate, the 90-day Treasury bill rate, or the rate of return on commercial paper or bank certificates of deposit, and is periodically adjusted. Certain variable rate obligations may have a demand feature entitling the holder to resell the securities at a predetermined amount. The interest rate on certain fixed income securities, called "floating rate instruments," changes whenever there is a change in a designated base rate.

    The market values of fixed income securities tend to vary inversely with the level of interest rates -- when interest rates rise, their values will tend to decline; when interest rates decline, their values generally will tend to rise. The potential for capital appreciation with respect to variable rate obligations or floating rate instruments will be less than with respect to fixed-rate obligations. Long-term instruments are generally more sensitive to these changes than short-term instruments. The market value of fixed income securities and therefore their yield are also affected by the perceived ability of the issuer to make timely payments of principal and interest.

    "Investment grade" is a designation applied to intermediate and long-term corporate debt securities rated within the highest four rating categories assigned by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") (AAA, AA, A or BBB) or by Moody's Investors Services, Inc. ("Moody's") (Aaa, Aa, A or Baa), or, if unrated, considered by the Adviser to be of comparable quality. The ability of the issuer of an investment grade debt security to pay interest and to repay principal is considered to vary from extremely strong (for the highest ratings) through adequate (for the lowest ratings given above), although the lower-rated investment grade securities may be viewed as having speculative elements as well.

    Those debt securities rated "BBB" or "Baa," while considered to be "investment grade," may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. As a consequence of the foregoing, the opportunities for income and gain may be limited. While the Portfolios have no stated policy with respect to the disposition of securities whose ratings fall below investment grade, each occurrence is examined by the Adviser to determine the appropriate course of action.

    SHORT-TERM AND TEMPORARY DEFENSIVE INSTRUMENTS. For temporary defensive purposes, each Portfolio, except as described below, may invest up to 100% of its total assets in fixed income securities, including money market instruments rated in one of the two highest categories by a nationally recognized statistical rating organization (or determined by the Adviser to be of equivalent quality). A description of securities ratings is contained in the Appendix to this SAI.

    Subject to the limitations described above and below, the following is a description of the types of money market and fixed income securities in which the Portfolios may invest:

         U.S. GOVERNMENT SECURITIES. See "U.S. Government Securities" below.

         COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by entities in order to finance their current operations. A Portfolio's commercial paper investments may include variable amount master demand notes and floating rate or variable rate notes. Variable amount master demand notes and variable amount floating rate notes are obligations that permit the investment of fluctuating amounts by a Portfolio at varying rates of interest pursuant to direct arrangements between a Portfolio, as lender, and the borrower. Master demand notes permit daily fluctuations in the interest rates while the interest rate under variable amount floating rate notes fluctuates on a weekly basis. These notes permit daily changes in the amounts borrowed. A Portfolio has the right to increase the amount under these notes at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes. Master demand notes are redeemable (and, thus, immediately repayable by the borrower) at face value, plus accrued interest, at any time. Variable amount floating rate notes are subject to next-day redemption 14 days after the initial investment therein. With both types of notes, therefore, a Portfolio's right to redeem depends on the ability of the borrower to pay principal and interest on demand. In connection with both types of note arrangements, a Portfolio considers earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, a Portfolio may invest in them only if at the time of an investment the issuer has an outstanding issue of unsecured debt rated in one of the two highest categories by a nationally recognized statistical rating organization. The Portfolios will generally purchase commercial paper only of companies of medium to large capitalizations (i.e., $1 billion or more).

         CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES. Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

         Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

         CORPORATE OBLIGATIONS. Corporate debt obligations (including master demand notes). For a further description of variable amount master demand notes, see "COMMERCIAL PAPER" above.

         REPURCHASE AGREEMENTS. See "Repurchase Agreements" above.

    U.S. GOVERNMENT SECURITIES. Each Portfolio may invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. Government. They are of the highest possible credit quality. These securities are subject to variations in market value due to fluctuations in interest rates, but if held to maturity, are guaranteed by the U.S. Government to be paid in full.

    Each Portfolio also may invest in securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government. These obligations, including those guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. Obligations of the Farmer's Home Administration ("FMHA") and the Export-Import Bank are backed by the full faith and credit of the United States.

    Each Portfolio also may invest in securities issued by U.S. Government instrumentalities and certain federal agencies that are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, the Federal Land Banks, Central Bank for Cooperatives, and Federal Intermediate Credit Banks. In the case of securities not backed by the full faith and credit of the United States, a Portfolio must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments.

    INVESTMENT IN SMALL, UNSEASONED COMPANIES. As described in the Prospectus, the Small Cap Portfolio and the Micro Cap Portfolio will invest, and the other Portfolios may invest, in the securities of small and micro cap companies. Micro cap generally refers to a capitalization of $600 million or lower or a capitalization of companies represented in the lower 50% of the Russell 2000 Growth Index. Small cap generally refers to a capitalization of $200 million to $2.5 billion or a capitalization of companies represented in the Russell 2000 Growth Index. These securities may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. It may be difficult to obtain reliable information and financial data on such companies and the securities of these small companies may not be readily marketable, making it difficult to dispose of shares when desirable. A risk of investing in smaller, emerging companies is that they often are at an earlier stage of development and therefore have limited product lines, market access for such products, financial resources and depth in management as compared to larger, more established companies, and their securities may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, certain smaller issuers may face difficulties in obtaining the capital necessary to continue in operation and may go into bankruptcy, which could result in a complete loss of an investment. Smaller companies also may be less significant factors within their industries and may have difficulty withstanding competition from larger companies. If other investment companies and investors who invest in such issuers trade the same securities when a Portfolio attempts to dispose of its holdings, the Portfolio may receive lower prices than might otherwise be obtained. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger, more established companies.

    Companies with market capitalization of $1.0 billion to $12 billion or the capitalization of companies represented in the Russell Mid-Cap Growth Index ("Mid-Cap Companies") may also suffer more significant losses as well as realize more substantial growth than larger, more established issuers. Thus, investments in such companies tend to be more volatile and somewhat speculative. The Mid Cap Portfolio will invest, and the other Portfolios may invest, in the securities of mid-cap companies.

    WARRANTS AND RIGHTS. Each Portfolio may invest in warrants, which give the holder of the warrant a right to purchase a given number of shares of a particular issue at a specified price until expiration (generally two or more years). Such investments generally can provide a greater potential for profit or loss than investments of equivalent amounts in the underlying common stock. The prices of warrants do not necessarily move with the prices of the underlying securities. If the holder does not sell the warrant, he risks the loss of his entire investment if the market price of the underlying stock does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying stock) with respect to the assets of the issuer. Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each Portfolio may purchase or sell such securities on a "when-issued" or "delayed delivery" basis. Although a Portfolio will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Portfolio may dispose of a commitment prior to settlement. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. During the period between commitment by a Portfolio and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation, and the value at delivery may be less than the purchase price. A Portfolio will maintain a segregated account with its custodian, consisting of cash, U.S. Government securities, other high grade debt obligations or other liquid securities at least equal to the value of purchase commitments until payment is made. With respect to securities sold on a delayed-delivery basis, a Portfolio will either segregate the securities sold or liquid assets of a comparable value.

    A Portfolio will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When a Portfolio engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure to do so may result in a Portfolio losing the opportunity to obtain a price and yield considered to be advantageous. If a Portfolio chooses to (i) dispose of the right to acquire a when-issued security prior to its acquisition or (ii) dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. (At the time a Portfolio makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received in determining its net asset value.)

    To the extent a Portfolio engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objectives and policies and not for the purpose of investment leverage. A Portfolio enters into such transactions only with the intention of actually receiving or delivering the securities, although (as noted above) when-issued securities and forward commitments may be sold prior to the settlement date. In addition, changes in interest rates in a direction other than that expected by the Adviser before settlement will affect the value of such securities and may cause a loss to a Portfolio.

    When-issued transactions and forward commitments may be used to offset anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and failing prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, a Portfolio might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

    FOREIGN SECURITIES. Investments in foreign securities offer potential benefits not available from investments solely in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. Although foreign securities are generally not expected to constitute a significant portion of any Portfolio's investment portfolio, each Portfolio is authorized to invest in foreign securities. A Portfolio may purchase securities issued by issuers in any country.

    Each Portfolio may invest in securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are securities, typically issued by a U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository that has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Holders of unsponsored ADRs generally bear all the costs associated with establishing the unsponsored ADR. The depository of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited securities or pool of securities. A Portfolio may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties.

    A Portfolio may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate that settles at a Portfolio's custodian in five days. A Portfolio may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. For purposes of a Portfolio's investment policies, the Portfolio's investments in these types of securities will be deemed to be investments in the underlying securities. Generally ADRs, in registered form, are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security. EDRs, in bearer form, are designed for use in the European securities markets. Any percentage limitations regarding investments in foreign securities do not include investments in ADRs, EDRs and GDRs.

    To the extent applicable, each Portfolio also may invest in securities denominated in European Currency Units (ECUs). An ECU is a "basket" consisting of specified amounts of currencies of certain member states of the European Community. In addition, the Portfolios may invest in securities denominated in other currency "baskets."

    Investments in foreign securities, including securities of emerging market countries, present special additional investment risks and considerations not typically associated with investments in domestic securities, including reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (i.e., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the United States; less regulation of foreign issuers, stock exchanges and brokers than in the United States; greater difficulties in commencing lawsuits; higher brokerage commission rates and custodian fees than in the United States; increased possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; the imposition of foreign taxes on investment income derived from such countries and differences (which may be favorable or unfavorable) between the U.S. economy and foreign economies. An emerging market country is one that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Historical experience indicates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide potentially higher rates of return to investors.

    The performance of investments in securities denominated in a foreign currency ("non-dollar securities") will depend on, among other things, the strength of the foreign currency against the dollar and the interest rate environment in the country issuing the foreign currency. Absent other events that could otherwise affect the value of non-dollar securities (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a Portfolio's non-dollar securities in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio's non-dollar securities. Currencies are evaluated on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.

    Because a Portfolio may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares, the value of a Portfolio's shares may change on days when a shareholder will not be able to purchase or redeem shares.

    LOANS OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, each Portfolio may lend portfolio securities in amounts up to 33 1/3% of total assets to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Portfolio and are at all times secured by cash or equivalent collateral. In lending its portfolio securities, a Portfolio receives income while retaining the securities' potential for capital appreciation. The advantage of such loans is that a Portfolio continues to receive the interest and dividends on the loaned securities while at the same time earning interest on the collateral, which will be invested in short-term debt securities, including repurchase agreements. A loan may be terminated by the borrower on one business day's notice or by a Portfolio at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only to firms deemed by the Adviser to be creditworthy. On termination of the loan, the borrower is required to return the securities to a Portfolio; and any gain or loss in the market price of the loaned security during the loan would inure to the Portfolio. Each Portfolio will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

    Since voting or consent rights that accompany loaned securities pass to the borrower, each Portfolio will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Portfolio's investment in the securities that are the subject of the loan.

    DERIVATIVES STRATEGIES. Each Portfolio may write (i.e., sell) call options ("calls") on securities traded on U.S. and foreign securities exchanges and over-the-counter markets to enhance income through the receipt of premiums from expired calls and any net profits from closing purchase transactions. All such calls written by a Portfolio must be "covered" while the call is outstanding (i.e., the Portfolio must own the securities subject to the call or other securities acceptable for applicable escrow requirements). If a call written by the Portfolio is exercised, the Portfolio forgoes any profit from any increase in the market price above the call price of the underlying investment on which the call was written.

    Each Portfolio also may write put options ("puts"), which give the holder of the option the right to sell the underlying security to the Portfolio at the stated exercise price. A Portfolio will receive a premium for writing a put option that increases the Portfolio's return. The Portfolios write only covered put options, which means that so long as a Portfolio is obligated as the writer of the option it will, through its custodian, have deposited and maintained cash or liquid securities denominated in U.S. dollars or non-U.S. currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities.

    HEDGING STRATEGIES. For hedging purposes or as a temporary maneuver, each Portfolio, except as described below, may also use: interest rate futures contracts, foreign currency futures contracts, and stock and bond index futures contracts (together, "Futures"); forward contracts on foreign currencies ("Forward Contracts"); and call and put options on equity and debt securities, Futures, stock and bond indices and foreign currencies (all the foregoing referred to as "Hedging Instruments"). All puts and calls on securities, interest rate Futures or stock and bond index Futures or options on such Futures purchased or sold by the Portfolio will be listed on a national securities or commodities exchange or on U.S. over-the-counter markets. Hedging Instruments may be used to attempt to: (i) protect against possible declines in the market value of a Portfolio's portfolio resulting from downward trends in the equity and debt securities markets (generally due to a rise in interest rates); (ii) protect a Portfolio's unrealized gains in the value of its equity and debt securities that have appreciated; (iii) facilitate selling securities for investment reasons; (iv) establish a position in the equity and debt securities markets as a temporary substitute for purchasing particular equity and debt securities; or (v) reduce the risk of adverse currency fluctuations. A Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, a Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts, together with obligations to purchase options, would exceed 20% of its total assets.

    A Portfolio's strategy of hedging with Futures and options on Futures will be incidental to its activities in the underlying cash market. When hedging to attempt to protect against declines in the market value of a Portfolio's portfolio, to permit a Portfolio to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons, a Portfolio could: (i) sell Futures; (ii) purchase puts on such Futures or securities; or (iii) write calls on securities held by it or on Futures. When hedging to attempt to protect against the possibility that portfolio securities are not fully included in a rise in value of the debt securities market, a Portfolio could: (i) purchase Futures, or (ii) purchase calls on such Futures or on securities. When hedging to protect against declines in the dollar value of a foreign currency-denominated security, a Portfolio could: (i) purchase puts on that foreign currency and on foreign currency Futures; (ii) write calls on that currency or on such Futures; or (iii) enter into Forward Contracts at a lower rate than the spot ("cash") rate. Additional information about the Hedging Instruments the Portfolios may use is provided below.

    OPTIONS

    OPTIONS ON SECURITIES. As noted above, each Portfolio may write and purchase call and put options (including yield curve options) on futures contracts, equity and debt securities.

    When a Portfolio writes a call on a security it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period (usually not more than nine months) at a fixed price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. In such instance, the Portfolio retains the risk of loss should the price of the underlying security increase during the call period, which may be offset to some extent by the premium.

    To terminate its obligation on a call it has written, a Portfolio may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because a Portfolio retains the underlying security and the premium received. If a Portfolio could not effect a closing purchase transaction due to lack of a market, it would hold the callable securities until the call expired or was exercised.

    When a Portfolio purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. A Portfolio benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and a Portfolio will lose its premium payment and the right to purchase the underlying investment.

    A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to a Portfolio as writing a covered call. The premium a Portfolio receives from writing a put option represents a profit as long as the price of the underlying investment remains above the exercise price. However, a Portfolio has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, a

Portfolio (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, a Portfolio must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, a Portfolio may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

    A Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit a Portfolio to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Portfolio. A Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.

    When a Portfolio purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment a Portfolio owns enables the Portfolio to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Portfolio will lose its premium payment and the right to sell the underlying investment pursuant to the put. The put may, however, be sold prior to expiration (whether or not at a profit).

    Buying a put on an investment a Portfolio does not own permits the Portfolio either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the stock market, a Portfolio could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.

    When writing put options on securities, to secure its obligation to pay for the underlying security, a Portfolio will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. A Portfolio therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of a Portfolio as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring a Portfolio to take delivery of the underlying security against payment of the exercise price. A Portfolio has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which a Portfolio effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a Portfolio has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

    OPTIONS ON FOREIGN CURRENCIES. Each Portfolio may write and purchase puts and calls on foreign currencies. A call written on a foreign currency by a Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Portfolio) upon conversion or exchange of other foreign currency held in its portfolio. A put option is "covered" if the Portfolio segregates cash or liquid securities with a value at least equal to the exercise price of the put option. A call written by a Portfolio on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security that the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, a Portfolio collateralizes the option by segregating cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily. As with other kinds of option transactions, the writing of an option on currency will constitute only a partial hedge, up to the amount of the premium received. A Portfolio could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Portfolio's position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs.

    OPTIONS ON SECURITIES INDICES. As noted above, each Portfolio may write and purchase call and put options on securities indices. Puts and calls on broadly based securities indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or Futures. When a Portfolio buys a call on a securities index, it pays a premium. During the call period, upon exercise of a call by a Portfolio, a seller of a corresponding call on the same investment will pay the Portfolio an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier") that determines the total dollar value for each point of difference. When a Portfolio buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Portfolio's exercise of its put, to deliver to the Portfolio an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.

    FUTURES AND OPTIONS ON FUTURES

    FUTURES. Upon entering into a Futures transaction, a Portfolio will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). The initial margin will be deposited with the Trust's custodian in an account registered in the futures broker's name; however, the futures broker can gain access to that account only under specified conditions. As the Future is marked-to-market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the Future, if a Portfolio elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Portfolio and any loss or gain is realized for tax purposes. All Futures transactions are effected through a clearinghouse associated with the exchange on which the Futures are traded.

    Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio's current or intended investments in fixed income securities. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, that Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio's portfolio. However, since the Futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Portfolio's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, a Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Portfolio's cash reserves could then be used to buy long-term bonds on the cash market.

    Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Portfolio's current or intended investments from broad fluctuations in stock or bond prices. For example, a Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the Futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

    As noted above, each Portfolio may purchase and sell foreign currency futures contracts for hedging to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Portfolio may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the Futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Portfolio's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities since a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

    Conversely, a Portfolio could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing Futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Portfolio purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Portfolio will sustain losses on its futures position, which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

    OPTIONS ON FUTURES. As noted above, certain Portfolios may purchase and write options on Futures. (Unless otherwise specified, options on Futures are collectively referred to as "Options on Futures.")

    The writing of a call option on a Futures contract constitutes a partial hedge against declining prices of the securities in a Portfolio's portfolio. If the Futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings. The writing of a put option on a Futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures contract. If the Futures price at expiration of the put option is higher than the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities the Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss that will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its Options on Futures positions, a Portfolio's losses from exercised Options on Futures may to some extent be reduced or increased by changes in the value of portfolio securities.

    The Portfolio may purchase Options on Futures for hedging purposes, instead of purchasing or selling the underlying Futures contract. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Portfolio could, in lieu of selling a Futures contract, purchase put options thereon. If such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Portfolio will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Portfolio will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Portfolio could purchase call Options on Futures, rather than purchasing the underlying Futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call, but the securities that the Portfolio intends to purchase may be less expensive.

    FORWARD CONTRACTS

    Each Portfolio may enter into Forward Contracts. A Forward Contract involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. No price is paid or received upon entering or terminating a Forward Contract.

    A Portfolio may use Forward Contracts to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities a Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase. A Portfolio will not speculate with Forward Contracts or foreign currency exchange rates.

    A Portfolio may enter into Forward Contracts with respect to specific transactions. For example, when a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates receipt of dividend or interest payments in a foreign currency, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction. A Portfolio will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

    A Portfolio may also use Forward Contracts to lock in the U.S. dollar value of portfolio positions ("position hedge"). In a position hedge, for example, when a Portfolio believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a Forward Contract to sell an amount of that foreign currency approximating the value of some or all of the Portfolio's portfolio securities denominated in (or affected by fluctuations in, in the case of ADRs) such foreign currency, or when a Portfolio believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a Forward Contract to buy that foreign currency for a fixed dollar amount. In this situation a Portfolio may, in the alternative, enter into a Forward Contract to sell a different foreign currency for a fixed U.S. dollar amount where the Portfolio believes that the U.S. dollar value of the currency to be sold pursuant to the Forward Contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Portfolio are denominated ("cross-hedged"). The Portfolios may also hedge investments denominated in a foreign currency by entering into Forward Contracts with respect to a foreign currency that is expected to correlate to the currency in which the investments are denominated ("proxy hedging").

    A Portfolio will cover outstanding Forward Contracts by maintaining liquid portfolio securities denominated in the currency underlying the Forward Contract or the currency being hedged. To the extent that a Portfolio is not able to cover its forward currency positions with underlying portfolio securities, the Portfolio will segregate cash or liquid securities having a value equal to the aggregate amount of the Portfolio's commitments under Forward Contracts entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or securities will be segregated on a daily basis so that the value of the segregated assets will equal the amount of the Portfolio's commitments with respect to such contracts. As an alternative to segregating assets, a Portfolio may purchase a call option permitting the Portfolio to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the Forward Contract price or the Portfolio may purchase a put option permitting the Portfolio to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the Forward Contract price. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.

    The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency a Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Portfolio to sustain losses on these contracts and transactions costs.

    At or before the maturity of a Forward Contract requiring a Portfolio to sell a currency, the Portfolio may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Portfolio may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Portfolio would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

    The cost to a Portfolio of using Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, a Portfolio must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.

    Although a Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Portfolio may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

     ADDITIONAL INFORMATION ABOUT HEDGING INSTRUMENTS AND THEIR USE

    The Trust's custodian, or a securities depository acting for the custodian, will act as the Portfolio's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the securities on which the Portfolio has written options or as to other acceptable escrow securities, so that no margin will be required for such transaction. OCC will release the securities on the expiration of the option or upon a Portfolio's entering into a closing transaction.

    An option position may be closed out only on a market that provides secondary trading for options of the same series and there is no assurance that a liquid secondary market will exist for any particular option. A Portfolio's option activities may affect its turnover rate and brokerage commissions. The exercise by a Portfolio of puts on securities will cause the sale of related investments, increasing portfolio turnover. Although such exercise is within a Portfolio's control, holding a put might cause the Portfolio to sell the related investments for reasons that would not exist in the absence of the put. A Portfolio will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those that would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in a Portfolio's net asset value being more sensitive to changes in the value of the underlying investments.

    In the future, each Portfolio may employ Hedging Instruments and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with a Portfolio's investment objectives, legally permissible and adequately disclosed.

    REGULATORY ASPECTS OF HEDGING INSTRUMENTS

    Each Portfolio must operate within certain restrictions as to its long and short positions in Futures and options thereon under a rule (the "CFTC Rule") adopted by the Commodity Futures Trading Commission (the "CFTC") under the Commodity Exchange Act, as amended (the "CEA"), which excludes the Portfolio or the Adviser from registration with the CFTC as a "commodity pool operator" (as defined in the CEA) ("CPO") if it complies with the CFTC Rule. Thus, each Portfolio is operated by a person that has claimed an exclusion from the CPO definition and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

    In addition, a Portfolio may (i) purchase and sell Futures and options thereon for bona fide hedging purposes, as defined under CFTC regulations, without regard to the percentage of the Portfolio's assets committed to margin and option premiums, and (ii) enter into non-hedging transactions, provided, that the Portfolio may not enter into such non-hedging transactions if, immediately thereafter, (a) the sum of the amount of initial margin deposits on the Portfolio's existing Futures positions and option premiums would exceed 5% of the fair value of its portfolio, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate "notional value" of non-hedging transactions exceeds the liquidation value of the portfolio, after taking into account unrealized profits and unrealized losses on any such transactions. Each Portfolio intends to engage in Futures transactions and options thereon only for hedging purposes. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

    Transactions   in  options  by  a  Portfolio  are  subject  to   limitations
established by each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options a Portfolio may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the 1940 Act, when a Portfolio purchases a Future, the Portfolio will segregate cash or liquid securities in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

    POSSIBLE RISK FACTORS IN HEDGING

    Participation in the options or Futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Portfolio would not be subject absent the use of these strategies. If the Adviser's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to a Portfolio may leave the Portfolio in a worse position than if such strategies were not used.

    In addition to the risks discussed above, there is also a risk in using short hedging by selling Futures to attempt to protect against decline in value of a Portfolio's portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Portfolio's securities. The ordinary spreads between prices in the cash and Futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the Futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close Futures contracts through offsetting transactions that could distort the normal relationship between the cash and Futures markets. Second, the liquidity of the Futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the Futures markets could be reduced, thus producing distortion. Third, from the point-of-view of speculators, the deposit requirements in the Futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the Futures markets may cause temporary price distortions.

    If a Portfolio uses Hedging Instruments to establish a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Futures and/or calls on such Futures or on debt securities, it is possible that the market may decline; if the Adviser then determines not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Portfolio will realize a loss on the Hedging Instruments that is not offset by a reduction in the price of the debt securities purchased.

    SHORT SALES. Each Portfolio may seek to hedge investments or realize additional gains through short sales. A Portfolio may make short sales, which are transactions in which a Portfolio sells a security it does not own, in anticipation of a decline in the market value of the security. To complete such a transaction, a Portfolio must borrow the security to make delivery to the buyer. A Portfolio then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold. Until the security is replaced, a Portfolio is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, a Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A Portfolio also will incur transaction costs in effecting short sales.

    A Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which a Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased by the amount of the premium, dividends, interest, or expenses a Portfolio may be required to pay in connection with a short sale.

    No securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Portfolio's net assets. Each Portfolio similarly will limit its short sales of the securities of any single issuer if the market value of the securities that have been sold short would exceed 2% of the value of a Portfolio's net equity or if such securities would constitute more than 2% of any class of the issuer's securities.

    Whenever a Portfolio engages in short sales, its custodian segregates an amount of cash or U.S. Government securities or other high-grade liquid debt securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government securities required to be deposited with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily, provided that at no time will the amount deposited in it plus the amount deposited with the broker be less than the market value of the securities at the time they were sold short.

    Each Portfolio may make "short sales against the box." A short sale is effected by selling a security that the Portfolio does not own. A short sale is against the box to the extent that the Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short. A Portfolio may not enter into a short sale against the box, if, as a result, more than 25% of its net assets would be subject to such short sales. A Portfolio generally will recognize any gain (but not loss) for federal income tax purposes at the time that it makes a short sale against the box.

    PORTFOLIO TURNOVER. The annual portfolio turnover rate for each Portfolio may exceed 100%. For the fiscal year ended November 30, 2004, the annual portfolio turnover rate for: the Micro Cap Portfolio was 205%; the Small Cap Portfolio was 181%; the Mid Cap Portfolio was 269%; the Growth Cap Portfolio was 249%; and the Real Estate Securities Portfolio was 122%. In addition to Portfolio trading costs, higher rates (100% or more) of portfolio turnover may result in the realization of capital gains, a portion of which may be short-term or mid-term gains. The rationale for the portfolio turnover rates for the Micro Cap, Small Cap, Mid Cap and Growth Portfolios is as follows: From 2003 to 2004, the Adviser moved from more economically-sensitive names that do well at the beginning of an economic expansion to the more stable growth companies that tend to excel in the middle and late part of an economic cycle. The portfolio turnover rate of the Real Estate Securities Portfolio was a result of the change in the Portfolio's investment strategy and the decrease in assets of the Portfolio over the last fiscal year. See "DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES" for information on taxation. The tables set forth in the "Financial Highlights" section of each Prospectus present the historical turnover rates for the Portfolios.

    INVESTMENT COMPANIES' SECURITIES. Each Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in securities of other open-end or closed-end investment companies or to the extent permitted by federal law. No more than 5% of a Portfolio's total assets may be invested in securities of any one investment company, nor may it acquire more than 3% of the voting securities of any investment company. A Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to its advisory fee.

    FUTURE DEVELOPMENTS. Each Portfolio may invest in types of securities and other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with the Portfolio's investment objective, policies and restrictions and is otherwise legally permissible under federal and state laws. Each Portfolio's Prospectuses and SAI will be amended or supplemented as appropriate to discuss any such new investments.

                            INVESTMENT RESTRICTIONS

    Each Portfolio is subject to a number of investment restrictions that are fundamental policies and may not be changed without the approval of the holders of a majority of that Portfolio's outstanding voting securities (as defined in the 1940 Act). Unless otherwise indicated, all percentage limitations apply to each Portfolio on an individual basis, and apply only at the time the investment is made; any subsequent change in any applicable percentage resulting from fluctuations in value will not be deemed an investment contrary to these restrictions.

    Under the following fundamental restrictions, no Portfolio may:

(1) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the government of the U.S. or any agency or instrumentality thereof) (the foregoing does not apply to the Real Estate Securities Portfolio as set forth below);

(2) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer (the foregoing does not apply to the Real Estate Securities Portfolio as set forth below);

(3) borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 33 1/3% of the Portfolio's gross assets valued at the lower of market or cost, and the Portfolio may not purchase additional securities when borrowings exceed 5% of total gross assets; or

(4) pledge, mortgage or hypothecate any of its assets to an extent greater than 33 1/3% of its total assets at fair market value;

(5) invest in physical commodities or contracts on physical commodities;

(6) purchase or sell real estate or real estate limited partnerships, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate; additionally, the Real Estate Securities Portfolio may purchase and sell mortgage-related securities and liquidate real estate acquired as a result of default on a mortgage and may invest in marketable securities issued by companies such as real estate investment trusts which deal in real estate or interests therein and participation interests in pools of real estate mortgage loans;

(7) make loans except (i) by purchasing debt securities in accordance with its investment objectives; (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder and
(iii) as otherwise permitted by exemptive order of the Commission;

(8) underwrite the securities of other issuers;

(9) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a Portfolio from (i) making any permitted borrowings, mortgages or pledges, or (ii) entering into options, futures or repurchase transactions;

(10)invest in futures and/or options on futures unless (i) not more than 5% of the Portfolio's assets are required as deposit to secure obligations under such futures and/or options on futures contracts, provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5%; and (ii) not more than 20% of a Portfolio's assets are invested in futures and options;

(11)purchase on margin except as specified in (10) above;

(12)invest more than an aggregate of 15% of the net assets of a Portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets;

(13)acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry (except for the Real Estate Securities Portfolio as described below); provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments issued by U.S. banks when a Portfolio adopts a temporary defensive position.

    The Real Estate Securities Portfolio adopted a fundamental policy that its investments will be concentrated in the real estate industry, which means that it will invest more than 25% of its assets in that industry.

                             TRUSTEES AND OFFICERS

    The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees in accordance with the laws of the State of Delaware and the Trust's Amended and Restated Declaration of Trust ("Declaration of Trust"). Information pertaining to the Trustees and Officers of the Trust is set forth below. Trustees who are not deemed to be "interested persons" of the Trust as defined in the 1940 Act are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of the Trust are referred to as "Interested Trustees." The principal business address of each Trustee and officer of the Trust, unless otherwise noted is 5949 Sherry Lane, Suite 1600, Dallas, Texas 75225.

    Each trustee holds office for the lifetime of the Trust until he or she dies, resigns, is declared bankrupt or incompetent by a court of competent jurisdiction, or is removed and a successor is elected and qualified. Each officer shall serve at the pleasure of the Board of Trustees for an indefinite term until the earliest of: (a) the election of his successor; (b) the date an officer dies, resigns or is removed by the Board of Trustee in accordance with the Trust's By-laws; or (c) the Trust terminates.


                                                                                            NUMBER OF
                                                                                            PORTFOLIOS
                                                                                            IN FUND
                                     POSITION(S)   LENGTH    PRINCIPAL                      COMPLEX         OTHER
NAME,                                HELD          OF        OCCUPATION(S)                  OVERSEEN        DIRECTORSHIPS
ADDRESS                              WITH          TIME      DURING PAST 5                  BY              HELD BY
AND DATE OF BIRTH                    TRUST         SERVED    YEARS                          TRUSTEE (1)     TRUSTEE (2)
-----------------                    -----         ------    -----                          -----------     -----------
INDEPENDENT
TRUSTEES

George W. Gau (9/6/47)               Trustee,     Since      Dean, McCombs School           5               None
8009 Long Canyon Drive               Chairman     1999;      of  Business, since  2002,
Austin, Texas  78730                              Chairman   Professor  of  Finance  and
                                                  since      George  S.  Watson
                                                  2004       Centennial Professor  in
                                                             Real   Estate,  since  1988,
                                                             and  J.  Ludwig  Mosle
                                                             Centennial  Memorial
                                                             Professor in  Investments
                                                             and  Money Management,
                                                             since 1996, McCombs
                                                             School  of  Business,
                                                             University of  Texas  at
                                                             Austin. Chairman  of  the
                                                             Board, The  MBA
                                                             Investment Fund,  L.L.C.,
                                                             since 1994,  a  private
                                                             investment company
                                                             managed  by  business
                                                             students.


                                                                                            NUMBER OF
                                                                                            PORTFOLIOS
                                                                                            IN FUND
                                     POSITION(S)   LENGTH    PRINCIPAL                      COMPLEX         OTHER
NAME,                                HELD          OF        OCCUPATION(S)                  OVERSEEN        DIRECTORSHIPS
ADDRESS                              WITH          TIME      DURING PAST 5                  BY              HELD BY
AND DATE OF BIRTH                    TRUST         SERVED    YEARS                          TRUSTEE (1)     TRUSTEE (2)
-----------------                    -----         ------    -----                          -----------     -----------

John J. Massey (8/6/39)              Trustee       Since     Private Investor.              5               Corporate director:
                                                   1996                                                     American Amicable  Life
                                                                                                            Insurance Company, Hill
                                                                                                            Bancshares Holdings,
                                                                                                            Inc., FSW Holdings, Inc.
                                                                                                            and Central Texas
                                                                                                            Bankshares Holdings,Inc.

David M. Reichert (6/18/39)          Trustee       Since     Private Investor.               5              None
7415 Stonecrest Drive                              1996
Dallas, Texas  75254

                                                                                            NUMBER OF
                                                                                            PORTFOLIOS
                                                                                            IN FUND
                                     POSITION(S)   LENGTH    PRINCIPAL                      COMPLEX         OTHER
NAME,                                HELD          OF        OCCUPATION(S)                  OVERSEEN        DIRECTORSHIPS
ADDRESS                              WITH          TIME      DURING PAST 5                  BY              HELD BY
AND DATE OF BIRTH                    TRUST         SERVED    YEARS                          TRUSTEE (1)     TRUSTEE (2)
-----------------                    -----         ------    -----                          -----------     -----------
INTERESTED TRUSTEE

Wayne G. Willems                     President     Since     CEO of Brazos Capital          None
(8/30/47) (3)                                      2003      Management, L.P., since
                                                             2001; Managing Director
                                                             and Portfolio Manager of
                                                             Brazos Capital
                                                             Management, L.P. since
                                                             1983.


OFFICERS

Patti Almanza (4/16/63)              Secretary,    Since     Compliance Officer,            N/A             N/A
                                     Vice          2002      Brazos Capital
                                     President               Management, L.P.,
                                                             since 1991.

Benjamin C. Bell, Jr.                Chief         Since     Chief Financial Officer,       N/A             N/A
(12/28/59)                           Financial     2004      Brazos Capital
                                     Officer and             Management since 2004.
                                     Treasurer               Prior to joining Brazos
                                                             Capital Management, Mr.
                                                             Bell served as a financial
                                                             executive for several
                                                             Dallas-area firms.

                                                                                            NUMBER OF
                                                                                            PORTFOLIOS
                                                                                            IN FUND
                                     POSITION(S)   LENGTH    PRINCIPAL                      COMPLEX         OTHER
NAME,                                HELD          OF        OCCUPATION(S)                  OVERSEEN        DIRECTORSHIPS
ADDRESS                              WITH          TIME      DURING PAST 5                  BY              HELD BY
AND DATE OF BIRTH                    TRUST         SERVED    YEARS                          TRUSTEE (1)     TRUSTEE (2)
-----------------                    -----         ------    -----                          -----------     -----------
Christopher L. Butts                 Chief         Since     Manager of Business            N/A             N/A
(1/19/57)                            Marketing     2004      Development-Mutual
                                     Officer                 Funds, Brazos Capital
                                                             Management since
                                                             2002.Vice-President of
                                                             Marketing, Dresdner RCM
                                                             Mutual Funds, 2000-2001.
                                                             Vice President of
                                                             Marketing, Alliance
                                                             Mutual Funds, 1997-2000.

    ------------------------
    (1) The "Fund Complex" consists of all registered investment companies for which the Adviser serves as investment adviser, which currently consists of the Trust (5 portfolios).

    (2) Directorships of companies required to report to the Commission under the Exchange Act (i.e., "public companies") or other investment companies registered under the 1940 Act.

    (3) Mr. Willems is considered to be an Interested Trustee because he is an officer and portfolio manager of the Adviser.

    STANDING BOARD COMMITTEES

    The Board of Trustees has established two committees, the Audit and Fund Governance Committees. The Audit Committee annually considers the engagement and compensation of the Trust's independent auditors, oversees the audit process and reviews with the auditors the scope and results of the audit of the Trust's financial statements. The Audit Committee consists of the three Independent
Trustees. The Audit Committee met two times during the fiscal year ended November 30, 2004.

    The Fund Governance Committee is responsible for the selection and nomination of candidates for appointment or election to serve as trustees, and for periodically reviewing Board governance procedures, Board composition and the compensation of Board members including the Board retirement policy. The Fund Governance Committee also periodically reviews Trust management, operations, contracts between the Trust and its service providers and related matters, and monitors the performance of legal counsel employed by the Trust and the Independent Trustees. The Fund Governance Committee consists of the three Independent Trustees. There were four meetings of the Fund Governance Committee during the fiscal year ended November 30, 2004.

    TRUSTEE OWNERSHIP OF PORTFOLIO SHARES

    The following table shows the dollar range of shares beneficially owned by each Trustee in the Trust as of February 28, 2005.


INDEPENDENT      DOLLAR RANGE OF     DOLLAR RANGE      DOLLAR        DOLLAR       DOLLAR RANGE       AGGREGATE
TRUSTEES         EQUITY SECURITIES    OF EQUITY       RANGE OF      RANGE OF      OF EQUITIES IN    DOLLAR RANGE
                 IN THE MICRO CAP    SECURITIES IN     EQUITY      EQUITIES IN     THE GROWTH       OF EQUITIES
                      PORTFOLIO      THE SMALL CAP    SECURITIES    THE REAL        PORTFOLIO        IN ALL
NAME OF                                PORTFOLIO      IN THE MID     ESTATE                         PORTFOLIOS
TRUSTEE                                                  CAP        SECURITIES
                                                       PORTFOLIO     PORTFOLIO
George W. Gau    $0-10,000                                                                          $0-10,000

John H. Massey                                                     $>100,000                        $>100,000

David M.         $>100,000           $>100,000        $50,000-                    $>100,000         $>100,000
Reichert                                              100,000


INTERESTED       DOLLAR RANGE OF     DOLLAR RANGE      DOLLAR        DOLLAR       DOLLAR RANGE       AGGREGATE
TRUSTEES         EQUITY SECURITIES    OF EQUITY       RANGE OF      RANGE OF      OF EQUITIES IN    DOLLAR RANGE
                 IN THE MICRO CAP    SECURITIES IN     EQUITY      EQUITIES IN     THE GROWTH       OF EQUITIES
                      PORTFOLIO      THE SMALL CAP    SECURITIES    THE REAL        PORTFOLIO        IN ALL
NAME OF                                PORTFOLIO      IN THE MID     ESTATE                         PORTFOLIOS
TRUSTEE                                                  CAP        SECURITIES
                                                       PORTFOLIO     PORTFOLIO
Wayne G.         $>100,000           $>100,000        $>100,000                                     $>100,000
Willems

------------------------------

    As of February 28, 2005, no Independent Trustee or his/her immediate family members owned beneficially or of record any securities of the Adviser or Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with such entities.

    The Trust pays each Trustee, who is not also an officer or affiliated person, a $2,200 quarterly retainer fee per Portfolio which currently amounts to $11,000 per quarter. In addition, each unaffiliated Trustee receives a fee of $5,000 per regular Board meeting, $3,000 per in-person special Board meeting and a fee of $1,500 per telephonic meeting, and reimbursement for travel and other expenses incurred while attending Board meetings. The fees are aggregated for all the Trustees and allocated proportionately among the Portfolios of the Trust. Trustees who are also officers or affiliated persons of the Trust receive no remuneration for their service as Trustees. The Trust's officers and employees are paid by either the Adviser or the Administrator (as defined below) and receive no compensation from the Trust. The following table shows aggregate compensation paid to each of the Trustees for the fiscal period ended November 30, 2004.

                               COMPENSATION TABLE

                                          PENSION OR
                                          RETIREMENT            ESTIMATED
                           AGGREGATE      BENEFITS ACCRUED        ANNUAL
  NAME OF PERSON         COMPENSATION     AS PART OF TRUST      BENEFITS UPON
     POSITION            FROM TRUST(*)      EXPENSES            RETIREMENT
     --------            -----------        --------            ----------
INDEPENDENT TRUSTEES:

George W. Gau               $73,000            -0-                 -0-

John H. Massey              $70,000            -0-                 -0-

David M. Reichert           $80,000            -0-                 -0-

INTERESTED TRUSTEE:

Wayne G. Willems              -0-              -0-                 -0-

 * These are the only Portfolios overseen by the Trustees in the Fund Complex.

    PRINCIPAL HOLDERS OF SECURITIES

    As of February 28, 2005, the Trustees and officers of the Trust, except Wayne Willems, owned in the aggregate less than 1% of each class of the Trust's total outstanding shares. Mr. Willems owns 5.34% of the Mid Cap Portfolio.

    The following shareholders owned of record or beneficially 25% or more of the indicated Portfolio's shares outstanding as of February 28, 2005:

  -----------------------------------------------------------------------------
  FUND                  NAME OF 25% SHAREHOLDER       PERCENT OWNERSHIP
  ----                  -----------------------       -----------------
  -----------------------------------------------------------------------------
  BRAZOS GROWTH         American Home Assurance Co.        56.77%

  -----------------------------------------------------------------------------
  BRAZOS SMALL CAP      Vanguard Fiduciary Trust Co.       28.19%

  -----------------------------------------------------------------------------
  BRAZOS MID CAP        American Home Assurance Co.        45.15%

    The following shareholders owned of record or beneficially 5% or more of the indicated Portfolio's class of shares outstanding as of February 28, 2005:

  -----------------------------------------------------------------------------
  FUND                  CLASS   NAME OF 5% SHAREHOLDER               PERCENT
  ----                  -----   ----------------------               -------
                                                                    OWNERSHIP
                                                                    ---------
  -----------------------------------------------------------------------------
  BRAZOS MICRO CAP       N      Wells Fargo Bank West NA                7.59%
                                Custodian FBO City of Austin
                                Deferred Compensation Plan

                         N      Merrill Lynch, Pierce, Fenner &         5.60%
                                Smith, Inc. for the Sole Benefit
                                of its Customers

                        II      National Financial Services Corp.       6.74%
                                FBO Chisesi Bros. Profit Sharing Plan

                         Y      Charles Schwab & Co., Inc.             16.88%
                                Special Custody Account for the
                                Exclusive Benefit of its Customers

                         Y      R D Hubbard                            12.06%

                         Y      South Carolina Deferred Compensation    9.56%
                                Commission


  BRAZOS SMALL CAP
                         Y      Mercantile Safe Deposit & Trust Co.     8.56%
                                FBO group Hospital & Medical Services
                                Retirement Plan

                         Y      Mercantile Safe Deposit & Trust Co.     6.04%
                                Custody for Carefirst, Inc.

                         Y      Vanguard Fiduciary Trust Co.           30.13%

                         Y      Charles Schwab & Co., Inc.              7.23%
                                Special Custody Account for the
                                Exclusive Benefit of Customers


  BRAZOS MID CAP         N      American Home Assurance Co.            92.63%

                         Y      R.D. Hubbard                           10.26%

                         Y      Wayne G. Basler Charitable Foundation   8.19%

                         Y      Morning Star Family LP                  6.46%

                         Y      John McStay & Ellen McStay              6.46%

                         Y      R D & Joan Dale Hubbard Foundation      6.01%
                                Inc.

                         Y      US Trust Company NA                     5.95%
                                Custody FBO CFSV

                         Y      Northern Trust Company                  5.34%
                                Trustee FBO Wayne and Grace Willems
                                Management Trust

                         Y      Morning Star Family Foundation          5.13%


  BRAZOS REAL ESTATE     B      Morgan Stanley & Co.                    6.11%
  SECURITIES                    FBO Steve Krantz IRA


                        II      Pershing LLC                           10.57%
                                For Sole Benefit of One of its
                                Customers

                        II      Pershing LLC                            5.40%
                                For Sole Benefit of One of its
                                Customers

                        II      Raymond James & Associates              8.19%
                                FBO Conner Trust


                         Y      Charles Schwab & Co., Inc.             34.04%
                                Special Custody Account for the
                                Exclusive Benefit of its Customers

                         Y      Charles Schwab & Co., Inc.
                                Special Custody Account for the
                                Exclusive Benefit of Customers

                         Y      Walls Family Partnership               19.17%


  BRAZOS GROWTH          N      American Home Assurance Co.            95.11%

                        II      Merrill Lynch, Pierce, Fenner &         6.65%
                                Smith, Inc. for the Sole Benefit
                                of its Customers

                         Y      R D & Joan Dale Hubbard Foundation      5.12%
                                Inc.

                         Y      John McStay and Ellen McStay            8.51%

                         Y      Morning Star Family LP                  7.45%

                         Y      Morning Star Family Foundation          6.52%

                         Y      Walls Family Partnership                5.34%

                         Y      US Bank NA Custodian                    8.11%
                                FBO Suzann M Marney

                         Y      R D Hubbard                            14.96%


                     ADVISER, SUBADVISER, PERSONAL TRADING,
                         DISTRIBUTOR AND ADMINISTRATOR

    THE ADVISER. The Adviser, which was formed in 1983, is located at 5949 Sherry Lane, Suite 1600, Dallas, Texas 75225. The Adviser acts as adviser to each of the Portfolios pursuant to (i) the Investment Advisory Agreements dated June 25, 1999, as amended, between the Adviser and the Trust, on behalf of the Micro Cap Portfolio, Small Cap Portfolio, and Growth Portfolio, (ii) the Investment Advisory Agreement dated October 14, 1999, as amended, between the Adviser and the Trust, on behalf of the Mid Cap Portfolio (together, the "Advisory Agreements") and (iii) the Investment Advisory Agreement dated June 24, 2004 between the Adviser and the Trust.

    On June 30, 1999, the Adviser reorganized and completed the sale of an 80% interest in the Adviser to American International Group, Inc. ("AIG") resulting in the Adviser becoming a majority owned indirect subsidiary of AIG and minority owned by the employees of the Adviser. AIG, a Delaware corporation, is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities in the United States and abroad. AIG's primary activities include both general and life insurance operations. Other significant activities include financial services and retirement services and asset management. As of December 31, 2004, the Adviser had $902 million in assets under management. AIG's headquarters are located at 70 Pine Street, New York, New York 10270.

    Under the Advisory Agreements, the Adviser manages the investment of the assets of each Portfolio and obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for each Portfolio. Any investment program undertaken by the Adviser will at all times be subject to the policies and control of the Trustees.

    Under the terms of each Advisory Agreement, each Advisory Agreement continues in effect from year to year provided that such continuance is approved annually by vote of a majority of the Trustees including a majority of the disinterested Trustees or by the holders of a majority of the respective Portfolio's outstanding voting securities. Each Advisory Agreement may be terminated with respect to a Portfolio at any time, without penalty, on 60 days' written notice by the Trustees, by the holders of a majority of the respective Portfolio's outstanding voting securities or by the Adviser. Each Advisory Agreement automatically terminates with respect to each Portfolio in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

    Under the terms of each Advisory Agreement, the Adviser is not liable to the Portfolios, or their shareholders, for any act or omission by it or for any losses sustained by the Portfolios or their shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

    Except to the extent otherwise specified in the Advisory Agreements, a Portfolio pays, or causes to be paid, all other expenses of the Trust and each of the Portfolios, including, without limitation, brokerage commissions and all other costs of the Trust's operation.

    The Adviser may compensate its affiliated companies for referring investors to the Portfolios. The Adviser, or any of its affiliates, may, at its own expense, compensate a Service Agent (as defined herein) or other person for marketing, shareholder servicing, record keeping and/or other services performed with respect to the Trust or a Portfolio. Payments made for any of these purposes may be made from the paying entity's revenues, its profits or any other source available to it. When such service arrangements are in effect, they are made generally available to all qualified service providers.

    As compensation for services rendered by the Adviser under the Advisory Agreements, the Portfolios pay the Adviser an annual fee in monthly installments, calculated by applying the following annual percentage rates to the Portfolios' average daily net assets for the month:

    Micro Cap Portfolio...................................................1.20%
    Small Cap Portfolio...................................................0.90%
    Mid Cap Portfolio.....................................................0.75%
    Growth Portfolio.............................................. .......0.75%
    Real Estate Securities Portfolio......................................0.40%


    The Adviser has contractually agreed to cap the annual net expense rate for the Portfolios. This expense cap can be altered only with the approval of a majority vote of the Board of Trustees of the Trust. The annual net expense ratio for each class of each Portfolio is:

  PORTFOLIO                 CLASS N     CLASS B     CLASS II    CLASS Y

  Micro Cap                 1.90%       2.55%       2.55%       1.60%
  Small Cap                 1.65%       2.30%       2.30%       1.35%
  Mid Cap                   1.55%       2.20%       2.20%       1.20%
  Real Estate Securities    1.65%       2.30%       2.30%       1.25%
  Growth                    1.55%       2.20%       2.20%       1.20%

    The amount of any fee waiver or reimbursed expense may be reimbursed to the Adviser in the future provided that the payments are reimbursed within three years of being made and the combination of the Portfolio's expenses and such reimbursements do not exceed the Portfolio's expense cap. If the actual expense ratio is less than the expense cap and the Adviser has recouped any eligible previous payments, the Portfolio will be charged only such lower expenses.

    THE SUBADVISER. With respect to the Real Estate Securities Portfolio, the Adviser has entered into an Investment Subadvisory Agreement ("Subadvisory Agreement") with AIG Global Investment Corp. (the "Subadviser"). The Subadvisory Agreement was approved by shareholders at a special meeting on April 7, 2004.

    Under  the  Subadvisory   Agreement,   the  Subadviser  provides  day-to-day
discretionary management of the Portfolio's assets in accordance with the Portfolio's investment objectives, policies, and restrictions, subject to the general supervision of the Board and the Adviser. The Subadviser is compensated by the Adviser (and not by the Real Estate Securities Portfolio) from the fees the Portfolio pays to the Adviser

    Under the terms of the Subadvisory Agreement, the Subadvisory Agreement would remain in effect for an initial two year period and then continue in effect from year to year provided that such continuance is approved annually by vote of a majority of the Trustees including a majority of the disinterested Trustees or by the holders of a majority of the respective Portfolio's outstanding voting securities. The Subadvisory Agreement may be terminated at any time, without penalty, on 60 days' written notice by the Trustees, by the holders of a majority of the respective Portfolio's outstanding voting securities. The Adviser or the Subadviser may terminate the Subadvisory Agreement at any time, without penalty, on 90 days' written notice to the other party. The Subadvisory Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

    Under the terms of the Subadvisory Agreement, the Subadviser is not liable to the Portfolio, or its shareholders, for any act or omission by it or for any losses sustained by the Portfolios or its shareholders, the Trust or the Adviser, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

    The Subadviser is an SEC-registered investment adviser with its principal place of business located at 70 Pine Street, New York, New York 10270. The Subadviser is an indirect wholly-owned subsidiary of AIG. The Subadviser is an affiliate of the Adviser and is a part of AIG Global Investment Group ("AIGGIG"). AIGGIG comprises a group of international companies (including the Subadviser), which provide investment advice, and market asset management services to clients around the world. As of December 31, 2004, AIGGIG managed $476 billion of which approximately $406.5 billion relates to AIG affiliates and $69.5 billion relates to client assets. These figures do not include assets sub-advised to third party managers.

         The following table sets forth the total advisory fees received by the Adviser from each Portfolio pursuant to the Advisory Agreements for the fiscal years ended November 30, 2004, 2003, and 2002.

                                  ADVISORY FEES

                                ADVISORY FEES*              ADVISORY FEES WAIVED
                            ---------------------           --------------------

PORTFOLIO               2004        2003        2002         2004  2003  2002

Micro Cap Portfolio     $2,458,967  $2,415,148  $3,563,493   $0    $0    $0

Small Cap Portfolio     $3,999,092  $6,532,566  $7,878,572   $0    $0    $0

Mid Cap Portfolio       $1,002,475  $994,953    $738,697     $0    $0    $0

Real Estate Securities  $204,551    $1,180,712  $1,573,771   $0    $0    $0
Portfolio

Growth Portfolio        $540,105    $728,341    $1,005,394   $0    $0    $0

  ---------------------------------------------------------------------------

     *  Without   giving   effect  to   contractual   fee   waivers  or  expense
reimbursements.

    The following tables set forth the expense reimbursements made to the Portfolios by the Adviser and/or AIG SunAmerica Asset Management Corp. ("SAAMCo"), the previous administrator, for the fiscal years ended November 30, 2004, 2003, and 2002.


                             EXPENSE REIMBURSEMENTS

                                      2004
                                      ----

PORTFOLIO                           CLASS N    CLASS B   CLASS II    CLASS Y
--------------------------------------------------------------------------------
Micro Cap Portfolio                 $4,638     $2,299    $2,116      n/a
Small Cap Portfolio                 $6,292     $1,333    $1,294      n/a
Mid Cap Portfolio                   n/a        n/a       n/a         n/a
Real Estate Securities Portfolio    $1,465     $1,478    $1,152      $17,819
Growth Portfolio                    n/a        n/a       n/a         n/a

                             EXPENSE REIMBURSEMENTS

                                      2003
                                      ----

PORTFOLIO                           CLASS N    CLASS B   CLASS II    CLASS Y
--------------------------------------------------------------------------------
Micro Cap Portfolio                 $2,008     $1,097    $1,213      $42,880
Small Cap Portfolio                 $0         $0        $0          $0
Mid Cap Portfolio                   $342       n/a       n/a         $1,366
Real Estate Securities Portfolio    $2,575     $2,432    $1,959      $74,078
Growth Portfolio                    $14,664    $2,073    $1,504      $20,210


                             EXPENSE REIMBURSEMENTS

                                      2002
                                      ----

PORTFOLIO                           CLASS N    CLASS B   CLASS II    CLASS Y
--------------------------------------------------------------------------------
Micro Cap Portfolio                 $45,348    $21,235   $24,302     $0
Small Cap Portfolio                 $2,078     $6,442    $7,189      $0
Mid Cap Portfolio                   $5,421     $10,693   $10,317     $0
Real Estate Securities Portfolio    $7,328     $6,883    $6,486      $24
Growth Portfolio                    $11,429    $16,135   $15,251     $0


     ANNUAL BOARD APPROVAL OF THE ADVISORY AGREEMENTS

     At a meeting held on November 12, 2004, the Board of Trustees of the Trust, including the Independent Trustees, considered and approved the continuation of the Trust's Advisory Agreements with the Adviser with respect to each Portfolio for an additional one-year period. In connection with its consideration of the Advisory Agreements, counsel prepared, on behalf of the Board, a due diligence request that was presented to the Adviser. Responses to these requests were provided to the Board prior to, and considered at, the November 12, 2004 meeting.

    In considering the Advisory Agreements, the Board reviewed and analyzed the factors it deemed relevant, including: (1) a report comparing the advisory fees and total expense ratio of each Portfolio to Lipper data on industry and peer group averages; (2) a report on fee waivers and the commitment of the Adviser to continue waiving or reimbursing certain Portfolio expenses; (3) reports comparing the performance of each Portfolio to (i) the performance of its applicable indices, and (ii) the performance of funds in the Portfolio's peer group; (4) a report comparing each Portfolio's expense ratio to those of a select number of comparable funds; (5) a report showing (i) the growth or decline of net assets of each Portfolio over the past year and (ii) the growth or decline in sales of Portfolio shares over the past year; (6) a report on the Adviser's profitability related to providing advisory services to the Trust and each Portfolio after taking into account (i) advisory fees and any other benefits realized by the Adviser as a result of the Adviser's role as adviser to the Trust and (ii) the direct and indirect expenses incurred by the Adviser in providing such advisory services to the Trust; (7) a report on soft dollar commissions, which included information on total commissions paid for each Portfolio and information on the types of research and services obtained by the Adviser in connection with soft dollar commissions; and (8) recent personnel developments at the Adviser, the commitment of key personnel at the Adviser to provide the Trust with a high level of service, the continued commitment of the Adviser's primary corporate owners to having the Adviser serve as investment adviser to the Trust, and the Adviser's continued commitment to upholding a high standard of compliance with applicable laws and regulations. The Trustees also considered the nature and quality of the services that the Adviser has provided to the Trust since the Trust's inception. The Board did not consider economies of scale due to the decrease in assets in each Portfolio over the last fiscal year.

    The Board decided to renew each Portfolio's Agreement since it believed each Agreement to be fair and in the best interests of each Portfolio's shareholders. The Board concluded with respect to all Portfolios that: (1) the Adviser has the capabilities, resources and personnel necessary to effectively manage the Portfolios; (2) the personnel of the Adviser are committed to continuing to provide quality services to the Portfolios; and (3) the Adviser's primary corporate owners are committed to having the Adviser continue serving the Trust as its investment adviser, and the Adviser is committed to upholding a high standard of compliance with applicable laws and regulations.

     MICRO CAP AND SMALL CAP PORTFOLIOS

     With respect to the Micro Cap and Small Cap Portfolios, the Board considered the overall weaker performance of these Portfolios relative to industry averages, except that the Micro Cap's five year performance was better than a comparable index. The Adviser explained, and the Board noted, that the performance has lagged due to the Adviser's focus on pursuing higher quality companies, which did not perform as well as other micro- and small-cap companies over the last few years. The Board also recognized that the Adviser had taken certain measures to address the performance of these Portfolios including changing the portfolio managers, altering their investment process and their compensation. Therefore, the Board determined that these changes could lead to more effective management, improved performance over the next year and potential asset growth in the future.

     The Board noted that each of these Portfolios had higher advisory fees than comparable funds based on data obtained from Lipper, Inc. ("Lipper"). The Micro Cap Portfolio and Small Cap Portfolio's total expense ratios, however, were in line and less than the Lipper group. The Board also noted that the Adviser earned a net profit from these Portfolios and planned to continue its waiver of advisory fees or reimbursements to limit the Portfolios' total annual operating expenses. Due to the Portfolios' lagging performance, relatively higher advisory fees and the Adviser's profits, the Board requested, and the Adviser agreed, to waive ten basis points from its advisory fees for the 2005 fiscal year. The Adviser may approach the Board and request termination of these waivers if these Portfolios performance improve materially this year. Therefore, the Board determined that the Adviser's profits and the Portfolios' advisory fees are fair and reasonable.

     MID CAP AND GROWTH PORTFOLIOS

     With respect to the Mid Cap and Growth Portfolios, the Board considered the overall performance of these Portfolios, which were lower than comparable industry averages. However, the Board noted that the five-year performance of the Growth Portfolio was better than a comparable index. The Board also noted that the Adviser's style of investing was out-of-favor over the last several years. The Adviser indicated that over the last year the markets have begun to shift back to higher quality companies. The Board concluded that the Adviser would provide quality management focused on long-term performance, which may improve the performance of these Portfolios in the future.

     The Board noted that these Portfolios' advisory fees and total expense ratios were in line and lower than a Lipper group, respectively. The Board also noted that the Adviser earned a net profit from managing these Portfolios and would continue to waive its advisory fees or reimburse the Portfolios to limit their total annual operating expenses. Therefore, the Board determined that the Adviser's fees and profits are fair and reasonable.

     REAL ESTATE SECURITIES PORTFOLIO

     With respect to the Real Estate Securities Portfolio, the Board considered the performance of the Portfolio, which was slightly below a comparable index over short and intermediate time periods. Since the Portfolio is managed to track a real estate index, the Board concluded that the Adviser's performance was satisfactory. The Board considered the Portfolio's advisory fee and total annual operating expenses compared to a number of real estate funds. The Board concluded that the fees and expenses are fair and reasonable in relation to the Adviser's profits.

     APPROVAL OF THE SUBADVISORY AGREEMENT WITH RESPECT TO THE REAL ESTATE SECURITIES PORTFOLIO

     The Board met in person on January 14, 2004 to consider and approve the Subadvisory Agreement between the Adviser and the Subadviser with respect to the Real Estate Securities Portfolio, which was approved at a special shareholders meeting. In connection with the Subadvisory Agreement, counsel prepared, on behalf of the Board, a due diligence request that was presented to the Adviser and to the Subadviser. Responses to these requests were provided to the Board prior to, and considered at, the meeting.

    In considering the Subadvisory Agreement, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the services to be provided by the Subadviser; (2) the Subadviser's experience in managing index funds; (3) the Subadviser's performance in managing index funds generally; (4) any changes to the Portfolio's investment strategy including indexing to a new benchmark index; and (5) the potential effect of the agreements on shareholders. The Trustees reviewed the proposed subadvisory fees payable to the Subadviser by the Adviser (and not by the Portfolio) under the Subadvisory Agreement. The Board also considered the management or advisory fees paid by other investment companies with similar objectives and characteristics.

    The Board concluded that it believes the Subadvisory Agreement to be fair and in the best interests of Portfolio shareholders. In reaching this conclusion, the Board noted: (1) the extensive experience of the Subadviser in managing index funds; (2) the decrease in the management fee payable to the Adviser and, thus, the anticipated lower annual expense ratios for the Portfolio due to the decision to operate the Portfolio as an index fund; (3) that the proposed fees are consistent with the fees for investment companies with similar objectives and characteristics; and (4) the similar performance of the Morgan Stanley REIT Index, the Portfolio's prior performance and that of the NAREIT Equity Index.

     After full consideration of these and other factors, the Board, including the Independent Trustees, approved the Subadvisory Agreement.

                               PORTFOLIO MANAGERS

     The portfolio managers listed below have responsibility for the day-to-day management of all Portfolios, except the Real Estate Securities Portfolio. The information listed below is as of November 30, 2004.

OTHER ACCOUNTS MANAGED (ADVISER)

     Wayne Willems, Thomas Musick, Michael Allocco, Jamie Cuellar, Andre Gatien, Brian Graeme and Evind Olsen are portfolio managers with responsibility for the day-to-day management of the Trust's portfolios, except the Real Estate

Securities  Portfolio.   Each  portfolio  manager  manages  2  other  registered
investment companies ($11.9 million of assets), 1 other pooled investment vehicle ($20.3 million of assets) and 3 other accounts ($35 million of assets). Wayne Willems also manages 6 other accounts ($36 million of assets). Thomas Musick also manages 6 other accounts ($37.8 million of assets). Michael Allocco also manages 5 other accounts ($35.8 million of assets). Jamie Cuellar also manages 11 other accounts ($35.9 million of assets). Andre Gatien also manages 7 other accounts ($35.4 million). Brian Graeme also manages 7 other accounts ($35.4 million of assets). Evind Olsen also manages 7 other accounts ($35.2 million of assets). The portfolio managers do not manage any performance based accounts.

CONFLICTS OF INTEREST (ADVISER)

The Adviser is required to act solely in the best interest of clients and to make full and fair disclosure of all material facts, especially where their interest may conflict with the clients. Employees of the Adviser are required to ensure that all clients are treated fairly and to avoid the appearance of a conflict of interest. In that regard, the Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which the Adviser believes address the conflicts associated with managing multiple accounts for multiple clients (including affiliated clients). The Adviser also monitors a variety of areas, including compliance with guidelines of the Trust and other accounts it manages and compliance with the Adviser's Code of Ethics. Furthermore, the Adviser's management periodically reviews the performance of a portfolio manager. Although the Adviser does not track the time a portfolio manager spends on a single portfolio, the Adviser does periodically assess whether a portfolio manager has adequate time and resources to effectively manage all of such portfolio manager's accounts.

COMPENSATION (ADVISER)

Portfolio Manager compensation is comprised of a base salary, participation in performance-based bonus plans, and employment benefits including an employer match for the 401(k) plan and a traditional pension plan.

Each Portfolio Manager has the same base salary and participates in certain incentive-based bonus plans designed to reward the top Portfolio Manager(s). The first bonus plan is a plan whereby each Portfolio Manager receives a bonus for each product which exceeds the performance of its benchmark for the applicable quarter. In the event that a product's performance does not exceed its benchmark's performance, no bonuses are earned or paid under this plan for the applicable quarter. A second bonus plan is a stock selection bonus paid to the top four Portfolio Managers ranked by the performance of their stock selections over the preceding twelve months. This bonus is paid out semi-annually regardless of product performance.

Each Portfolio Manager is currently a non-equity partner who participates in a bonus pool which size is equal to 20% of the profits of the Adviser determined on an annual basis.

OWNERSHIP OF SECURITIES (ADVISER)

-----------------------------------------------------------------------------------------
                    Micro Cap    Small Cap    Mid Cap     Growth Portfolio  Real Estate
                    Portfolio    Portfolio    Portfolio   Portfolio         Securities
                                                                            Portfolio
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Wayne Willems       over         $100,001-    Over        $0                $0
                    $1,000,000   500,000      $1,000,000
-----------------------------------------------------------------------------------------
Thomas Musick       $500,001-    $1-10,000    $100,001-   $500,001-         $0
                    1,000,000                 500,000     1,000,000
-----------------------------------------------------------------------------------------
Michael Allocco     $0           $0           $0          $0                $0
-----------------------------------------------------------------------------------------
Jamie Cuellar       $100,001-    $0           $0          $0                $0
                    500,000
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Andre Gatien        $1-10,000    $0           $1-10,000   $0                $0
-----------------------------------------------------------------------------------------
Brian Graeme        $1-10,000    $1-10,000    $1-10,000   $0                $0
-----------------------------------------------------------------------------------------
Eivind Olsen        $1-10,000    $0           $1-10,000   $1-10,000         $0
-----------------------------------------------------------------------------------------

OTHER ACCOUNTS MANAGED (SUBADVISER)

----------------------------------------------------------------------------------------------------------------------
                       NUMBER OF OTHER ACCOUNTS MANAGED AND              NUMBER OF ACCOUNTS AND ASSETS FOR WHICH
                              ASSETS BY ACCOUNT TYPE                        ADVISORY FEE IS PERFORMANCE BASED
----------------------------------------------------------------------------------------------------------------------
                    Registered       Other Pooled        Other         Registered        Other Pooled       Other
                    Investment        Investment        Accounts       Investment         Investment       Accounts
                    Companies          Vehicles                         Companies          Vehicles
----------------------------------------------------------------------------------------------------------------------
James Kurtz         20 accounts        1 account          3 accounts       None              None            None
                 $8,514.6 million    $6.1 million       $228.5 million
----------------------------------------------------------------------------------------------------------------------
Timothy Campion     3 accounts           None             4 accounts
                  $561.1 million                         $960.6 million    None              None            None
----------------------------------------------------------------------------------------------------------------------

CONFLICTS OF INTEREST (SUBADVISER)

     The Subadviser aims to conduct its activities in such a manner that permits it to deal fairly with each of its clients on an overall basis in accordance with applicable securities laws and fiduciary obligations. In that regard, the Subadviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which the Subadviser believes address the conflicts associated with managing multiple accounts for multiple clients (including affiliated clients). The Subadviser also monitors a variety of areas, including compliance with guidelines of the Real Estate Securities Portfolio and other accounts it manages and compliance with the Subadviser's Code of Ethics. Furthermore, the Subadviser's management periodically reviews the performance of a portfolio manager. Although the Subadvsier does not track the time a portfolio manager spends on a single portfolio, the Subadviser does periodically assess whether a portfolio manager has adequate time and resources to effectively manage all of such portfolio manager's accounts.

COMPENSATION (SUBADVISER)

     The portfolio managers' compensation has both a salary and a bonus component. The bonus is calculated as follows: (1) 60% is linked to the management of the portfolio managers' funds with a larger component that is tied to the performance of all equity portfolios managed by the Subadviser; (2) 20% is based on the Subadviser's profitability; and (3) 20% is determined on a discretionary basis.

     Any long term compensation, including stock options, is performance-based but is distributed on certain vesting dates.

     The portfolio managers do not manage any performance fee-based funds. Additionally, the structure detailed above is utilized for both the Real Estate Securities Portfolio and the other accounts that the portfolio managers manage.

OWNERSHIP OF SECURITIES (SUBADVISER)

----------------------------------------------------------------
PORTFOLIO MANAGER           REAL ESTATE SECURITIES PORTFOLIO
----------------------------------------------------------------

----------------------------------------------------------------
James Kurtz                                $0
----------------------------------------------------------------
Timothy Campion                            $0
----------------------------------------------------------------

     PERSONAL SECURITIES TRADING. The Adviser, the Subadviser and the Trust's principal underwriter have each adopted a written Code of Ethics under Rule 17j-1 of the 1940 Act. The Codes provide guidelines for personnel subject to the Codes who invest in certain securities, including securities that may be purchased or held by a Portfolio. The Adviser and Subadviser will report to the Board of Trustees on a quarterly basis as to whether there were any violations of the Code of Ethics by Access Persons of the Trust, the Adviser or the Subadviser during the quarter.

     THE DISTRIBUTOR. The Trust entered into a distribution agreement (the "Distribution Agreement") with Quasar Distributors, LLC ( the "Distributor"), a registered broker-dealer, to act as the principal underwriter in connection with the continuous offering of the shares of each Portfolio. The address of the Distributor is 615 East Michigan Street, Milwaukee, Wisconsin, 53202.

     The Distributor may, from time to time, pay additional commissions or promotional incentives to brokers, dealers or other financial services firms that sell shares of the Portfolios. Prior to November 25, 2002, AIG SunAmerica Capital Services, Inc. ("SACS"), an affiliate of the Adviser, served as the distributor to the Portfolios.

     Continuance of the Distribution Agreement with respect to each Portfolio is subject to annual approval by vote of the Trustees, including a majority of the Trustees who are not "interested persons" of the Trust after an initial two-year period. The Trust and the Distributor each has the right to terminate the Distribution Agreement with respect to a Portfolio on 60 days' written notice, without penalty. The Distribution Agreement will terminate automatically in the event of its assignment as defined in the 1940 Act and the rules thereunder.

     DISTRIBUTION PLANS. Rule 12b-1 under the 1940 Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the investment Trust's board of directors/trustees. Pursuant to such rule, the Portfolios have adopted Distribution Plans for Class N, Class B and Class II shares (hereinafter referred to as the "Class N Plan," the "Class B Plan" and the "Class II Plan" and collectively as the "Distribution Plans"). Class Y shares do not have a distribution plan.

     The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class. Reference is made to the Prospectuses for certain information with respect to the Distribution Plans.

     Under the Class N Plan, the Distributor may receive payments from a Portfolio at an annual rate of up to 0.10% of average daily net assets of a Portfolio's Class N shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares.

     Under the Class B and Class II Plans, the Distributor may receive payments from the relevant Portfolio at the annual rate of up to 0.75% of the average daily net assets of such Portfolio's Class B or Class II shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Portfolio shares, commissions and other expenses such as sales literature, prospectus printing and distribution and compensation to wholesalers.

     The Distribution Plans provide that each class of shares of the relevant Portfolio may also pay the Distributor an account maintenance and service fee of up to 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. In this regard, some payments are used to compensate broker-dealers with trail commissions or account maintenance and service fees in an amount up to 0.25% per year of the assets maintained in a Portfolio by their customers.

     It is possible that in any given year the amount paid to the Distributor under any of the Distribution Plans will exceed the Distributor's distribution costs as described above.

     The following table sets forth the distribution and account maintenance and service fees received by the Distributor, for the fiscal year ended November 30, 2004, from the Portfolios.

              DISTRIBUTION AND ACCOUNT MAINTENANCE AND SERVICE FEES

                                      2004
                                      ----

     PORTFOLIO                  CLASS N          CLASS B          CLASS II
                                -------          -------          --------

     Micro Cap Portfolio        $32,464          $45,982          $42,329
     Small Cap Portfolio        $44,050          $26,657          $25,878
     Mid Cap Portfolio          $106,688         n/a              n/a
     Real Estate Securities     $9,206           $26,551          $20,691
     Portfolio
     Growth Portfolio           $129,193         $42,038          $25,084

     Continuance of the Distribution Plans with respect to a Portfolio is subject to annual approval by vote of the Trustees, including a majority of the disinterested Trustees. A Distribution Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to a class of shares of a Portfolio, without approval of the shareholders of the affected class of shares of such Portfolio. In addition, all material amendments to the Distribution Plans must be approved by the Trustees in the manner described above. A Distribution Plan may be terminated at any time with respect to a Portfolio without payment of any penalty by vote of a majority of the disinterested Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the affected class of shares of such Portfolio. So long as the Distribution Plans are in effect, the election and nomination of the Independent Trustees of the Trust shall be committed to the discretion of the disinterested Trustees. In the Trustees' quarterly review of the Distribution Plans, they will consider the continued appropriateness of, and the level of, compensation provided in the Distribution Plans. In their consideration of the Distribution Plans with respect to a Portfolio, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Portfolio and the shareholders of the relevant class of the Portfolio.

     THE ADMINISTRATOR. U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Third Floor, Milwaukee, Wisconsin 53202 serves as Administrator to the Trust (the "Administrator"), and also provides accounting services to the Trust.

     The Administrator supplies office facilities, non-investment related statistical and research date, corporate secretarial services, internal auditing and regulatory compliance services. The Administrator also assists in the preparation of reports to shareholders, prepares proxy statements, updates prospectuses and makes filings with the Commission and state securities authorities. The Administrator performs certain budgeting and financial reporting and compliance monitoring activities. For the services provided, the Administrator receives an annual fee from the Trust based upon average daily net assets of each Portfolio as follows:

     .08% on the first $200 million
     .07% of the next $500 million
     .05% on the balance
     Minimum annual fee:  $35,000 per Portfolio
     Multiple class administration:  $12,000 per year per class for B & II.

     The Administrator's fee shall be payable monthly, as soon as practicable after the last day of each month, based on the Portfolio's average daily net assets as determined at the close of business on each business day throughout the month.

     For the fiscal year ended November 30, 2004, the Portfolios paid the following Administration Fees to the Administrator:

     Micro Cap Portfolio                $185,961
     Small Cap Portfolio                $365,568
     Mid Cap Portfolio                  $104,132
     Real Estate Securities             $ 57,845
     Portfolio
     Growth Portfolio                   $ 78,558

     TRANSFER AGENT. U.S. Bancorp Fund Services, LLP, a subsidiary of U.S. Bank, N.A., 615 E. Michigan Street, Third Floor, Milwaukee, Wisconsin 53202, serves as Transfer Agent for the Trust and in that capacity receives and processes orders for the purchase, redemption and exchange of Portfolio shares, certain financial and accounting books and records pursuant to agreements with the Trust.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     As discussed in the Prospectuses, the Adviser is responsible for decisions to buy and sell securities for each Portfolio (except the Real Estate Securities Portfolio), selection of broker-dealers and negotiation of commission rates. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, an affiliated brokerage subsidiary of the Adviser.

     In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     The Adviser's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. However, the Adviser may select broker-dealers that provide it with research services -- analyses and reports concerning issuers, industries, securities, economic factors and trends -- and may cause a Portfolio to pay such broker-dealers commissions that exceed those that other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. Certain research services furnished by brokers may be useful to the Adviser with clients other than the Trust and may not be used in connection with the Trust. No specific value can be determined for research services furnished without cost to the Adviser by a broker. The Adviser is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Adviser's research and analysis. Therefore, it may tend to benefit the Portfolios by improving the quality of the Adviser's investment advice. The investment advisory fees paid by the Portfolios are not reduced because the Adviser receives such services. When making purchases of underwritten issues with fixed underwriting fees, the Adviser may designate the use of broker-dealers who have agreed to provide the Adviser with certain statistical, research and other information.

     Subject to applicable law and regulations, consideration may also be given to the willingness of particular brokers to sell shares of a Portfolio as a factor in the selection of brokers for transactions effected on behalf of a Portfolio, subject to the requirement of best price and execution.

     The Adviser may effect portfolio transactions through an affiliated broker-dealer, acting as an agent and not as principal, in accordance with Rule 17e-1 under the 1940 Act and other applicable securities laws.

     Although the objectives of other accounts or investment companies that the Adviser manages may differ from those of the Portfolios, it is possible that, at times, identical securities will be acceptable for purchase by one or more of the Portfolios and one or more other accounts or investment companies that the Adviser manages. However, the position of each account or company in the securities of the same issue may vary with the length of the time that each account or company may choose to hold its investment in those securities. The timing and amount of purchase by each account and company will also be determined by its cash position. If the purchase or sale of a security is consistent with the investment policies of one or more of the Portfolios and one or more of these other accounts or companies is considered at or about the same time, transactions in such securities will be allocated in a manner deemed equitable by the Adviser. The Adviser may combine such transactions, in accordance with applicable laws and regulations, where the size of the transaction would enable it to negotiate a better price or reduced commission. However, simultaneous transactions could adversely affect the ability of a Portfolio to obtain or dispose of the full amount of a security that it seeks to purchase or sell, or the price at which such security can be purchased or sold.

     The following tables set forth the brokerage commissions paid by the Portfolios and the amounts of the brokerage commissions paid to affiliated broker-dealers by the Portfolios for the fiscal years ended November 30, 2004, 2003 and 2002. The following tables do not include trading costs associated with OTC or underwritten offerings. OTC and underwritten offerings are not transacted through affiliated broker-dealers and, therefore if added to the tables below, would reduce the ratio of overall fund trading costs compared to trading costs attributable to affiliated broker-dealers.

                                   2004 BROKERAGE COMMISSIONS

                                                                                   PERCENTAGE OF
                                                                                   AMOUNT OF
                                                                                   TRANSACTIONS
                                                                                   INVOLVING PAYMENT
                                                AMOUNT PAID TO   PERCENTAGE PAID   OF COMMISSIONS TO
                          AGGREGATE BROKERAGE   AFFILIATED       TO AFFILIATED     AFFILIATED BROKER
PORTFOLIO                 COMMISSIONS           BROKER DEALERS   BROKER DEALERS    DEALERS
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Micro Cap Portfolio       $2,835,166            $0               $0                $0
--------------------------------------------------------------------------------------------------------
Small Cap Portfolio       $5,151,029            $0               $0                $0
--------------------------------------------------------------------------------------------------------
Mid Cap Portfolio         $1,214,532            $0               $0                $0
--------------------------------------------------------------------------------------------------------
Real Estate Securities    $184,496              $0               $0                $0
Portfolio
--------------------------------------------------------------------------------------------------------
Growth Portfolio          $695,355              $0               $0                $0
--------------------------------------------------------------------------------------------------------

                                   2003 BROKERAGE COMMISSIONS

                                                                                   PERCENTAGE OF
                                                                                   AMOUNT OF
                                                                                   TRANSACTIONS
                                                                                   INVOLVING PAYMENT
                                                AMOUNT PAID TO   PERCENTAGE PAID   OF COMMISSIONS TO
                          AGGREGATE BROKERAGE   AFFILIATED       TO AFFILIATED     AFFILIATED BROKER
PORTFOLIO                 COMMISSIONS           BROKER DEALERS   BROKER DEALERS    DEALERS
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Micro Cap Portfolio       $1,847,586            $0               $0                $0
--------------------------------------------------------------------------------------------------------
Small Cap Portfolio       $4,572,788            $0               $0                $0
--------------------------------------------------------------------------------------------------------
Mid Cap Portfolio         $803,747              $0               $0                $0
--------------------------------------------------------------------------------------------------------
Real Estate Securities    $659,809              $0               $0                $0
Portfolio
--------------------------------------------------------------------------------------------------------
Growth Portfolio          $607,990              $0               $0                $0
--------------------------------------------------------------------------------------------------------

                           2002 BROKERAGE COMMISSIONS

                                                                                   PERCENTAGE OF
                                                                                   AMOUNT OF
                                                                                   TRANSACTIONS
                                                                                   INVOLVING PAYMENT
                                                AMOUNT PAID TO   PERCENTAGE PAID   OF COMMISSIONS TO
                          AGGREGATE BROKERAGE   AFFILIATED       TO AFFILIATED     AFFILIATED BROKER
PORTFOLIO                 COMMISSIONS           BROKER DEALERS   BROKER DEALERS    DEALERS
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Micro Cap Portfolio       $1,634,936            $20,548          1.26%             0.62%
--------------------------------------------------------------------------------------------------------
Small Cap Portfolio       $3,714,462            $174,870         4.71%             2.62%
--------------------------------------------------------------------------------------------------------
Mid Cap Portfolio         $407,396              $69,925          17.16%            8.63%
--------------------------------------------------------------------------------------------------------
Real Estate Securities    $459,664              $49,675          10.81%            14.07%
Portfolio
--------------------------------------------------------------------------------------------------------
Growth Portfolio          $706,012              $224,900         31.85%            8.55%
--------------------------------------------------------------------------------------------------------

                   ADDITIONAL INFORMATION REGARDING THE SHARES

     Additional Class B and II shares may only be acquired through reinvestment of dividends and other distributions by existing shareholders as of August 20, 2002. Shareholders will not be issued certificates for their Portfolio shares unless they specifically so request in writing but no certificate is issued for fractional Portfolio shares. Further information may be obtained by calling the Trust at (800) 426-9157.

     Each class of shares of the Portfolios is issued at the respective net asset value next determined after receipt of a purchase order.

     During the most recently completed fiscal year, certain Class N, B and II shares may have been subject to contingent deferred sales charges. The following table also sets forth the contingent deferred sales charges ("CDSC") with respect to Class N, B and II shares of each Portfolio for the fiscal year ended November 30, 2004.

                             CONTINGENT DEFERRED       CONTINGENT DEFERRED
                             SALES CHARGES CLASS B     SALES CHARGE
 PORTFOLIO                   SHARES                    CLASS II SHARES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Micro Cap Portfolio          $24,028                   n/a
--------------------------------------------------------------------------------
Small Cap Portfolio          $16,907                   n/a
--------------------------------------------------------------------------------
Mid Cap Portfolio            n/a                       n/a
--------------------------------------------------------------------------------
Real   Estate   Securities   $7,045                    $187
Portfolio
--------------------------------------------------------------------------------
Growth                       $33,175                   $308
--------------------------------------------------------------------------------

     WAIVER OF CDSC. As discussed under "Shareholder Account Information" in the relevant class prospectus, CDSCs may be waived on redemptions of Class B and Class II shares, and certain Class N shares that were originally purchased as either Class B or II shares of the Mid Cap Portfolio or Class A shares of any Portfolio of over $1 million, under certain circumstances. The conditions set forth below are applicable with respect to the following situations with the proper documentation:

     DEATH. CDSCs may be waived on redemptions within one year following the death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act, Uniform Transfers to Minors Act or other custodial account. The CDSC waiver is also applicable in the case where the shareholder account is registered as community property. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B or Class II shares are not redeemed within one year of the death, they will remain Class B or Class II shares, as applicable, and be subject to the applicable CDSC, when redeemed.

     DISABILITY. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Code). To be eligible for such waiver, (i) the disability must arise after the purchase of shares and (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

     DISTRIBUTIONS OR LOANS. CDSCs may be waived on taxable distributions or loans to participants of qualified retirement plans or retirement accounts (not including rollovers) for which U.S. Bancorp serves as a fiduciary and in which the plan participant or account holder has attained the age of 59 1/2 at the time the redemption is made.

     SYSTEMATIC WITHDRAWAL PLAN. CDSCs may be waived when routine bill payment or periodic withdrawals are made from an investor's account up to a maximum amount of 12% per year based on the value of the account at the time the Plan is established.

     PURCHASES THROUGH THE DISTRIBUTOR. An investor may purchase shares of a Portfolio through dealers that have entered into selected dealer agreements with the Distributor. An investor's dealer who has entered into a distribution arrangement with the Distributor is expected to forward purchase orders and payment promptly to the Trust. Orders received by the Distributor before a Portfolio's close of business will be executed at the offering price determined at the close of regular trading on the New York Stock Exchange ("NYSE") that day. Orders received by the Distributor after a Portfolio's close of business will be executed at the offering price determined after the close of regular trading of the NYSE on the next trading day. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment. A Portfolio will not be responsible for delays caused by dealers.

     PURCHASE BY CHECK. Checks should be made payable to the specific Portfolio or to "Brazos Mutual Funds." If the payment is for a retirement plan account for which the Adviser serves as fiduciary, please note on the check that payment is for such an account. In the case of a new account, purchase orders by check must be submitted directly by mail to Brazos Funds [Name of Portfolio] c/o U.S. Bancorp Fund Services, LLC, Box 701, Milwaukee, Wisconsin 53201, together with payment for the purchase price of such Class N and Y shares and a completed New Account Application. Payment for subsequent purchases should be mailed to Brazos Funds [Name of Portfolio] c/o U.S. Bancorp Fund Services, LLC, Box 701,

Milwaukee, Wisconsin 53201 and the shareholder's Portfolio account number should appear on the check.

     For fiduciary retirement plan accounts, both initial and subsequent purchases should be mailed to Brazos Funds [Name of Portfolio] c/o U.S. Bancorp Fund Services, LLC, Box 701, Milwaukee, Wisconsin 53201. Certified checks are not necessary but checks are accepted subject to collection at full face value in United States funds and must be drawn on a bank located in the United States. Upon receipt of the completed New Account Application and payment check, the Transfer Agent will purchase full and fractional shares of the applicable Portfolio at the net asset value next computed after the check is received, plus the applicable sales charge. Subsequent purchases of Class N and Y shares of each Portfolio may be purchased directly through the Transfer Agent. U.S. Bancorp reserves the right to reject any check made payable other than in the manner indicated above. There are restrictions on the redemption of shares purchased by check for which funds are being collected (See "Shareholder Account Information" in the Prospectus).

     PURCHASE THROUGH U.S. BANCORP. U.S. Bancorp will effect a purchase order on behalf of a customer who has an investment account upon confirmation of a verified credit balance at least equal to the amount of the purchase order (subject to the minimum $500 investment requirement for wire orders). If such order is received at or prior to the Portfolio's close of business, the purchase of shares of a Portfolio will be effected on that day. If the order is received after the Portfolio's close of business, the order will be effected on the next business day.

     PURCHASE BY FEDERAL FUNDS WIRE. An investor may make purchases by having his or her bank wire Federal funds to the Transfer Agent. Federal funds purchase orders will be accepted only on a day on which the Trust and the Transfer Agent are open for business. The Transfer Agent charges a fee of $15 for outgoing wire transfers. In order to insure prompt receipt of a Federal funds wire, it is important that these steps be followed:

     -- You must have an existing Brazos Mutual Funds Account before wiring funds. To establish an account, complete the New Account Application and send it via facsimile to (414) 765-9247 or (414) 765-9214.

     -- Call the Trust, [toll free at (800) 426-9157] to obtain your new account number.

     -- Instruct the bank to wire the  specified  amount to the Transfer  Agent:
U.S. Bank, N.A. Milwaukee, WI, ABA# 075000022; Credit U.S. Bancorp Fund Services, DDA# 112-952-137, Brazos [name of Portfolio, Class ___] (include shareholder name and account number).

     TELEPHONE TRANSACTIONS. For your protection, telephone requests are recorded in order to verify their accuracy. In addition, Shareholder/Dealer Services will take measures to verify the identity of the caller, such as asking for name, account number, social security or other taxpayer ID number and other relevant information. If appropriate measures are not taken, the Trust is responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. At times of peak activity, it may be difficult to place requests by phone.

During these times, consider sending your request in writing.

                  ADDITIONAL INFORMATION REGARDING PURCHASES OF
                              CLASS N AND Y SHARES

     Class N and Y shares of the Portfolios may be purchased without sales commission at the net asset value per share next determined after an order is received in proper form by the Trust. Initial investments in the Class Y shares of the Portfolios must be at least $1,000,000, and subsequent minimum investments must be at least $1,000. Class Y shares may be purchased and subsequent investments may be made without being subject to the minimum or subsequent investment limitations at the discretion of the officers of the Trust. For Class N shares, there is a minimum initial investment of $2,500 for non-retirement accounts, $1,000 for retirement accounts and $500 for dollar cost averaging provided that at least $25 is invested each month. Subsequent investments for Class N shares must be at least $100 for non-retirement accounts and $25 for retirement accounts. Reference is made to "Additional Information Regarding Class B and II Shares--Telephone Transactions" above.

      Class Y shares may be purchased and subsequent investments may be made by principals, officers, associates and employees of the Trust and its affiliates, their families and their business or personal associates, either directly by the Adviser or through their individual retirement accounts, and by any pension or profit-sharing plan of the Adviser, without being subject to the minimum or subsequent investment limitations.

     Payment does not need to be converted into Federal Funds (moneys credited to the Trust's Custodian Bank by a Federal Reserve Bank) before the Trust will accept it for investment. Specify the Portfolio in which the funds should be invested in on the Account Registration Form. An order received in proper form prior to the close of the New York Stock Exchange (the "NYSE") (generally 4:00 p.m. ET) will be executed at the price computed on the date of receipt; and an order received not in proper form or after the close of the NYSE will be executed at the price computed on the next day the NYSE is open after proper receipt. The NYSE will be closed on the following days: New Year's Day; Martin Luther King, Jr.'s Birthday; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day and Christmas Day.

     The Portfolios reserve the right in their sole discretion (1) to suspend the offering of their shares, (2) to reject purchase orders when in the judgment of management such rejection is in the best interests of the Trust, and (3) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of the Portfolios' shares.

     Class Y shares of the Portfolios may be purchased by customers of broker-dealers or other financial intermediaries ("Service Agents") which deal with the Trust on behalf of their customers. Service Agents may impose additional or different conditions on the purchase or redemption of shares of the Portfolios and may charge transaction or other account fees. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different purchase and redemption conditions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Trust from the Trust's assets attributable to the Service Agent, and which would not be imposed if Class Y shares of the Portfolios were purchased directly from the Trust or the Distributor. The Service Agents may provide shareholder services to their customers that are not available to a shareholder dealing directly with the Trust. A salesperson and any other person entitled to receive compensation for selling or servicing shares of the Portfolios may receive different compensation with respect to one particular class of shares over another in the Trust.

     Service Agents, or if applicable, their designees, that have entered into agreements with the Trust or its agent, may enter confirmed purchase or redemption orders on behalf of clients and customers, with payment to follow no later than the Portfolios' pricing on the following business day. If payment is not received by the Trust's Transfer Agent by such time, the Service Agent could be held liable for resulting fees or losses. A Portfolio may be deemed to have received a purchase or redemption order when a Service Agent, or, if applicable, its authorized designee, accepts the order. Orders received by the Trust in proper form will be priced at each Portfolio's net asset value next computed after they are accepted by the Service Agent or its authorized designee. Service Agents are responsible to their customers and the Trust for timely transmission of all subscription and redemption requests, investment information, documentation and money.

              ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

     Reference is made to each Prospectus for certain information as to the redemption of Portfolio shares and to "Additional Information Regarding Class B and II Shares -- Telephone Transactions" above.

     If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Trust, having filed with the SEC a notification of election pursuant to Rule 18f-1 on behalf of each of the Portfolios, may pay the redemption price in whole, or in part, by a distribution in kind of securities from a Portfolio in lieu of cash. In conformity with applicable rules of the SEC, the Portfolios are committed to pay in cash all requests for redemption, by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the applicable Portfolio at the beginning of such period. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash. The method of valuing portfolio securities is described below in the section entitled "Determination of Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.

     The Trust and the Trust's Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. The Trust or Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Trust or Transfer Agent does not employ the procedures described above. Neither the Trust nor the Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

     The Distributor is authorized, as agent for the Portfolios, to offer to repurchase shares that are presented by telephone to the Distributor by investment dealers. Orders received by dealers must be at least $500. The repurchase price is the net asset value per share of the applicable class of shares of a Portfolio next-determined after the repurchase order is received, less any applicable CDSC. Repurchase orders received by the Distributor after the Portfolio's close of business will be priced based on the next business day's close. Dealers may charge for their services in connection with the repurchase, but neither the Portfolios nor the Distributor imposes any such charge. The offer to repurchase may be suspended at any time.

                               EXCHANGE PRIVILEGES

     Shareholders in any of the Portfolios may exchange their shares for the same class of shares of any other Portfolio that offer such class at the respective net asset value per share. Before making an exchange, a shareholder should obtain and review the prospectus of the fund whose shares are being acquired. All exchanges are subject to applicable minimum initial or subsequent investment requirements. All exchanges can be effected only if the shares to be acquired are qualified for sale in the state in which the shareholder resides. An exchange of shares generally will constitute a taxable transaction except for IRAs, Keogh Plans and other qualified retirement or tax-exempt accounts. The exchange privilege may be terminated or modified upon 60 days' written notice.

     If a shareholder acquires Class N shares through an exchange from another Portfolio where the original purchase of such Portfolio's Class N shares was not subject to an initial sales charge because the purchase was in excess of $1 million, such shareholder will remain subject to the 0.5% or 1% CDSC, if any, applicable to such redemptions. In such event, the period for which the original shares were held prior to the exchange will be "tacked" with the holding period of the shares acquired in the exchange for purposes of determining whether the 1% CDSC is applicable upon a redemption of any of such shares.

     A shareholder who acquires Class B or Class II shares through an exchange from another Portfolio will retain liability for any deferred sales charge outstanding on the date of the exchange. In such event, the period for which the original shares were held prior to the exchange will be "tacked" with the holding period of the shares acquired in the exchange for purposes of determining what, if any, CDSC is applicable upon a redemption of any of such shares and the timing of conversion of Class B shares to Class N.

     Because excessive trading (including short-term "market timing" trading) can hurt a Portfolio's performance, each Portfolio may refuse any exchange transaction without any prior notice, if in the opinion of the Portfolios, the transaction may be a market timing activity or if the transaction is excessive.

     Exchange requests should be made by calling 1-800-426-9157 or by writing to Brazos Mutual Funds, c/o U.S. Bancorp Fund Services, LLC. P.O. Box 701, Milwaukee, WI 53201-0701. The exchange privilege is only available with respect to Portfolios that are registered for sale in the shareholder's state of residence.

     Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read the Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the Trust at 1-800-426-9157. Investor correspondence should be directed to the Brazos Mutual Funds, c/o U.S. Bancorp Fund Services, LLC. P.O. Box 701, Milwaukee, WI 53201-0701.

     Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged are held by the Trust for the account of the shareholder and the registration of the two accounts will be identical. Requests for exchanges received prior to the close of the NYSE (generally 4:00 p.m. ET) will be processed as of the close of Business on the same day. Requests received after the close of the NYSE will be processed on the next business day. Neither the Trust nor the Administrator will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency, and to other restrictions established by the Board of Trustees to assure that such exchanges do not disadvantage the Trust and its shareholders.

     For federal income tax purposes, an exchange between Portfolios is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Trust's, an exchange between Portfolios was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

                        DETERMINATION OF NET ASSET VALUE

     The Trust is open for business on any day the NYSE is open for regular trading. Shares are valued each day as of the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time). The NAV for each Portfolio also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Portfolio. Each Portfolio calculates the net asset value of each class of its shares separately by dividing the total value of each class's net assets by the shares outstanding of such class. Investments for which market quotations are readily available are valued at their price as of the close of regular trading on the New York Stock Exchange for the day. All other securities and assets are valued at fair value following procedures approved by the Trustees.

     A Portfolio's liabilities, including proper accruals of expense items, are deducted from total assets.

                    DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

     DIVIDENDS AND OTHER DISTRIBUTIONS. Dividends from net investment income and distributions of the excess of net short-term capital gain over net long-term capital loss ("net short-term capital gain") and of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) ("capital gain distributions"), if any, will be distributed at least annually to the shareholders of the Portfolios other than the Real Estate Securities Portfolio. The latter Portfolio will distribute income dividends, if any, at least quarterly and capital gain distributions, if any, at least annually. For purposes of calculating capital gain distributions, each Portfolio offsets any prior taxable year's capital loss carryforwards against any current taxable year's realized capital gains; accordingly, no capital gain distributions will be made by a Portfolio for a taxable year until it has realized gains in that year in excess of any such loss carryforward.

     Dividends and other distributions will be paid in additional Portfolio shares of the distributing class based on the net asset value of those shares at the Portfolio's close of business on the distribution date, unless the shareholder notifies the Portfolio at least five business days prior to that date to receive such distributions in excess of $10 in cash. If you elect to have dividends and/or capital gains paid in cash, each Portfolio will automatically reinvest all distributions under $10 in additional shares of the Portfolio.

     TAXES. Each Portfolio (which is treated as a separate corporation for federal tax purposes) intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). As long as a Portfolio so qualifies, the Portfolio (but not its shareholders) will not be subject to federal income tax on the part of its investment company taxable income (generally consisting of net investment income, net short-term capital gain and net gains from certain foreign currency transactions, if any, determined without regard to any deduction for dividends paid) and net capital gain that it distributes to its shareholders. Each Portfolio intends to distribute substantially all of such income and gain. If a Portfolio were to fail to so qualify, (1) it would be taxed on the full amount of its taxable income at regular corporate rates without any deduction for distributions to its shareholders and (2) shareholders would treat all those distributions, including distributions of net capital gain, as dividends (that is, ordinary income, except the part thereof that is "qualified dividend income" (as referenced below)) to the extent of the Portfolio's earnings and profits, which dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

     To qualify as a RIC, each Portfolio generally must, among other things, (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, Futures or Forward Contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement") and (2) diversify its holdings so that, at the end of each quarter of its taxable year, (a) at least 50% of the value of its total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's total assets and that does not represent more than 10% of the issuer's outstanding voting securities, and (b) not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer. A Portfolio that qualifies as a RIC and distributes to its shareholders at least 90% of its investment company taxable income for a taxable year ("Distribution Requirement") will not be subject to federal income tax in that year on such income and its net capital gain that it distributes to its shareholders. Each Portfolio intends to continue to meet this Distribution Requirement. Qualification as a RIC under the Code for tax purposes does not entail government supervision of management and investment policies.

     A Portfolio will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year the sum of
(1) at least 98% of its ordinary income for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses ("capital gain net income") for the 12-month period ending on October 31 of the calendar year and (3) all undistributed ordinary income and capital gain net income for previous years. Each Portfolio intends to make distributions sufficient to avoid the Excise Tax. For these and other purposes, a distribution will be treated as paid on December 31 of a calendar year if declared by a Portfolio in October, November or December of that year, payable to shareholders of record on a date in one of those months and paid by the Portfolio during January of the following year. Any such distributions will be taxable to shareholders as of such December 31, rather than the date on which the distributions are received.

     Dividends from net investment income and net short-term capital gain ("income dividends") a Portfolio pays are taxable to its shareholders as ordinary income, whether received in cash or reinvested in additional shares, except that, as described in the Prospectuses, a portion of a Portfolio's income dividends, whether paid in cash or reinvested in additional shares, may be qualified dividend income or eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends the Portfolio receives from domestic corporations other than certain tax-exempt corporations and REITs (and capital gain distributions thus are not eligible for the deduction). However, dividends a corporate shareholder receives and deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. Corporate shareholders should consult their tax advisers regarding other requirements applicable to the dividends-received deduction.

     Any net capital gain that is distributed to shareholders will be taxable to them as long-term capital gains, whether received in cash or reinvested in additional shares and regardless of the length of time a shareholder has owned his or her shares. The maximum capital gains tax rate for individuals currently is 15% with respect to assets held for more than 12 months. The maximum capital gains tax rate for corporate shareholders currently is the same as the maximum corporate tax rate for ordinary income (35%).

     Due to its investments in REITs, a portion of the distributions of the Real Estate Securities Portfolio may represent a return of capital, which will have the effect of reducing the basis in the shares held by a shareholder.

     On a redemption of shares, a shareholder will realize a taxable gain or loss depending on the shareholder's basis in the shares. That gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Any such capital gain generally will be treated as short-term capital gain, taxable at the same rates as ordinary income, if the shares are held for not more than 12 months and as long-term capital gain, taxable for individuals at the maximum rate of 15% if the shares are held for more than 12 months. A loss recognized on a redemption or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of any distributions of net capital gain received with respect to those shares.

     Generally, part or all of any loss realized on a redemption or exchange of shares of a Portfolio will be disallowed if other shares of that Portfolio are acquired (whether through the automatic reinvestment of distributions or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis in the acquired shares will be adjusted to reflect the disallowed loss.

     Dividends and interest a Portfolio receives, and gains it realizes, on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its investments. Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. It is impossible to determine in advance the effective rate of foreign tax to which a Portfolio will be subject, since the amount of each Portfolio's assets to be invested in various countries is not known. It is not anticipated that any Portfolio will qualify to pass through to its shareholders the ability to claim as a foreign tax credit their respective shares of foreign taxes the Portfolio pays.

     The use of hedging strategies, such as writing (selling) and purchasing options and Futures and entering into Forward Contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Portfolio realizes in connection therewith. Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, Futures and Forward Contracts a Portfolio derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

     Investments in Futures and options may cause a Portfolio to recognize taxable income prior to the receipt of cash, thereby requiring the Portfolio to liquidate other positions, or to borrow money, so as to be able to make sufficient distributions to shareholders to satisfy the Distribution Requirement and avoid imposition of the Excise Tax. Moreover, some or all of that recognized taxable income may be ordinary income or short-term capital gain, with the result that distributions thereof to shareholders will be taxable as ordinary income.

     Income dividends a Portfolio pays to shareholders who are non-resident aliens or foreign entities generally will be subject to a 30% U.S. withholding tax unless a reduced rate of withholding or a withholding exemption is provided under an applicable treaty. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of this withholding tax.

     The foregoing is a general and abbreviated summary of the applicable provisions of the federal income tax law currently in effect. Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local taxes. In addition, foreign investors should consult with their own tax advisors regarding the particular tax consequences to them of an investment in any Portfolio.

                                RETIREMENT PLANS

     Shares of each Portfolio are eligible to be purchased in conjunction with various types of qualified retirement plans and accounts. The summary below is only a brief description of the applicable federal income tax law and does not purport to be complete. Further information or an application to invest in shares of a Portfolio by establishing any of the retirement plans or accounts described below may be obtained by calling the Trust at (800) 426-9157. However, it is recommended that a shareholder considering any retirement plan or account consult a tax adviser before participating.

     PENSION AND PROFIT-SHARING PLANS. Sections 401(a) and 401(k) of the Code permit business employers and certain associations to establish pension and profit-sharing plans for employees. Shares of a Portfolio may be purchased by plans for non-corporate employers (including self-employed individuals), as well as by corporate plans. Each retirement plan provides tax advantages for owners and participants. Contributions made by the employer are tax-deductible, and participants do not pay taxes on contributions or earnings until withdrawn.

     TAX-SHELTERED CUSTODIAL ACCOUNT. Section 403(b)(7) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in section 501(c)(3) of the Code to purchase shares of a Portfolio and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes.

     INDIVIDUAL RETIREMENT ACCOUNT (IRA). Section 408 of the Code permits eligible individuals to contribute to an individual retirement program, including Simplified Employee Pension Plans, commonly referred to as SEP-IRA. These IRAs are subject to limitations with respect to the amount that may be contributed, the deductibility of those amounts, the eligibility of individual and the time in which distributions may or must commence. In addition, certain distributions from some other types of retirement plans may be transferred on a tax-deferred basis to an IRA.

     SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES ("SIMPLE IRA"). This plan provides small employers with a simplified tax-favored retirement plan. Contributions are deducted from the employee's paycheck before taxes and are deposited into a SIMPLE IRA by the employer, who must make either matching contributions or non-elective contributions. Contributions are tax-deductible for the employer, and participants do not pay taxes on contributions on earnings until they are withdrawn.

     ROTH IRA. A shareholder whose adjusted gross income (or combined adjusted gross income with his or her spouse) does not exceed certain levels may establish and contribute to a Roth IRA. Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in a Roth IRA, and withdrawals of earnings are not subject to federal income tax if the account has been held for at least five years and the account holder has reached age 59 1/2 (or certain other conditions apply).

     COVERDELL EDUCATION SAVINGS ACCOUNT ("CESA"). Although not technically for retirement savings, a CESA provides a vehicle for saving for a child's education. A CESA may be established for the benefit of any minor, and any person whose adjusted gross income does not exceed certain levels may contribute

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

to a CESA, provided that no more than $2,000 may be contributed for any year to CESAs for the same beneficiary. Contributions are not deductible and may not be made after the beneficiary reaches age 18; however, earnings accumulate tax-free, and withdrawals are not subject to tax if used to pay the qualified education expenses of the beneficiary (or a member of his or her family).

                              DESCRIPTION OF SHARES

     Ownership of the Trust is represented by transferable shares of beneficial interest. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares, $.00l par value, and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests of the Trust.

     Currently, five series of shares of the Trust have been authorized pursuant to the Declaration of Trust: Micro Cap Portfolio, Small Cap Portfolio, Mid Cap Portfolio, Growth Portfolio and Real Estate Securities Portfolio. Each Portfolio offers Class Y, N, B and II shares, except the Mid Cap Portfolio which only offers Class N and Y shares. The Trustees may authorize the creation of additional series and classes of shares so as to be able to offer to investors additional investment portfolios within the Trust that would operate independently from the Trust's present Portfolios, or to distinguish among shareholders, as may be necessary, to comply with future regulations or other unforeseen circumstances. Each series of the Trust's shares represents the interests of the shareholders of that series in a particular portfolio of Trust assets. In addition, the Trustees may authorize the creation of additional classes of shares in the future, which may have fee structures different from those of existing classes and/or may be offered only to certain qualified investors.

     Shareholders are entitled to a full vote for each full share held. The Trustees have terms of unlimited duration (subject to certain removal procedures) and have the power to alter the number of Trustees, and appoint their own successors, provided that at all times at least a majority of the Trustees have been elected by shareholders. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being elected, while the holders of the remaining shares would be unable to elect any Trustees. Although the Trust need not hold annual meetings of shareholders, the Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust. Also, a shareholders meeting for the purpose of electing or removing trustees must be called, if so requested by the holders of record of 10% or more of the outstanding shares of the Trust. In addition, the Trustees may be removed by the action of the holders of record of two-thirds or more of the outstanding shares. All series of shares will vote with respect to certain matters, such as election of Trustees. When all series of shares are not affected by a matter to be voted upon, such as approval of investment advisory agreements or changes in a Portfolio's policies, only shareholders of the series affected by the matter may be entitled to vote.

     All classes of shares of a given Portfolio are identical in all respects, except that (i) each class may bear differing amounts of certain class-specific expenses, (ii) Class N shares are subject to a distribution fee, an ongoing account maintenance and service fee and CDSC, if applicable, (iii) Class B shares are subject to a CDSC, a distribution fee and an ongoing account maintenance and service fee, (iv) Class II shares are subject to a CDSC, a distribution fee and an ongoing account maintenance and service fee; (v) Class B shares convert automatically to Class N shares on the first business day of the month eight years after the purchase of such Class B shares, (vi) each of the Class N, B, and II shares has voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to such class, (vii) Class Y shares are sold without a sales charge or Rule 12b-1 distribution fee and have a minimum initial investment requirement of $1,000,000, and (viii) each class of shares will be exchangeable only into the same class of shares of any of the other Portfolios that offers that class. All shares of the Trust issued and outstanding and all shares offered by each Prospectus when issued are fully paid and non-assessable.

Shares  have  no  preemptive  or  other  subscription   rights  and  are  freely
transferable on the books of the Trust. In addition, shares have no conversion rights, except as described above.

     The Declaration of Trust provides that no Trustee of the Trust is liable to the Trust or to a shareholder, nor is any Trustee liable to any third persons in connection with the affairs of the Trust, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties. It also provides that all third persons shall look solely to the Trust's property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Trust. The Trust shall continue, without limitation of time, subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders.

                      PROXY VOTING POLICIES AND PROCEDURES

     The Board has adopted proxy voting policies and procedures ("Proxy Policies") wherein the Trust has delegated to the Adviser the responsibility for voting proxies relating to portfolio securities held by the Portfolios as part of their investment advisory services, subject to the supervision and oversight of the Board. Notwithstanding this delegation of responsibilities, however, each Portfolio retains the right to vote proxies relating to its portfolio securities.

     The fundamental purpose of the Proxy Policies is to ensure that each vote will be in a manner that reflects the best interest of the Portfolio and its shareholders, taking into account the value of the Portfolio's investments.

     Proxy Voting Guidelines. In the absence of special circumstances, the Adviser will vote proxies in accordance with the proxy voting guidelines ("Proxy Guidelines") adopted as part of the Trust's Proxy Policies. Generally, the Guidelines call for the Adviser to vote proxies so as to promote the long-term economic value of the underlying security.

     Every reasonable effort should be made to vote proxies. However, the Adviser is not required to vote a proxy if it is not practicable to do so or it determines that the potential costs involved with voting a proxy outweigh the potential benefits to a Portfolio and its shareholders.

     The Proxy Guidelines generally characterizes proxy voting issues into three Levels (I, II and III). Level I matters normally are voted based on the recommendation of the issuer's management. Matters that could meaningfully impact the position of existing shareholders (Levels II and III) are given special consideration and voted in a manner that is believed to support the interests of shareholders.

     Level I proposals are those which do not propose to change the structure, bylaws, or operations of the corporation to the detriment of the shareholders. Given the routine nature of these proposals, proxies will nearly always be voted with management. Examples of such proposals would include, among other things: the approval of auditors; election of director and/or officers; liability limitations for directors; and indemnification provisions for directors.

     Level II proposals are those that are more likely to affect the structure and operations of the corporation and, therefore, will have a greater impact on the value of a shareholder's investment. Examples of such proposals would include, among other things: decisions as to mergers and acquisitions affecting the company; corporate restructuring; re-incorporation or formation; increase or decrease in directors, preferred stock or common stock; and changes in capitalization. These proposals require special consideration by the Adviser, and these decisions are made on a case-by-case basis on the perceived best interest of Portfolio shareholders.

     Level III proposals are those that clearly have the effect of restricting the ability of shareholders to realize the full potential value of their investment. The Adviser generally will vote against these proposals. Examples of these proposals include, among other things: poison pill provisions; "golden parachute" provisions; "greenmail" provisions; supermajority voting requirements; board classification without cumulative voting; and confidential voting requirements.

     CONFLICTS OF INTEREST. The Guidelines also address procedures to be used by the Adviser when there is a conflict of interest between the interests of the Adviser (or its affiliates), the Subadviser (or its affiliates), or the distributor (or its affiliates) with the interests of the Portfolios. Each proxy is reviewed by the Adviser to assess the extent to which there may be a material conflict of interest. With respect to conflicts of interest regarding the Portfolios, the Adviser will notify the Proxy Voting Committee as to the nature of the conflict to assist in its resolution. The Proxy Voting Committee consists of the officer responsible for proxy voting, the portfolio manager of the Adviser covering the subject security, and an independent member of the Board.

     MORE INFORMATION. The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 (starting with the year ending June 30, 2004) will be available without charge, upon request by calling toll-free, 1-800-426-9157 or by accessing the SEC's website at www.sec.gov. In addition, a copy of the Proxy Policies are also available by calling 1-800-426-9157 and will be sent within three business days of receipt of a request.

                         PORTFOLIO HOLDINGS INFORMATION

     It is the Trust's policy to protect the confidentiality of portfolio holdings and prevent the selective disclosure of non-public information concerning the Portfolios. The Trust maintains portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Portfolios. These portfolio holdings disclosure policies have been approved by the Trust's Board of Trustees.

     In accordance with SEC regulatory requirements, each Portfolio files a complete schedule of its portfolio holdings on a quarterly basis within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. Each Portfolio also makes available on the Trust's website a complete schedule of its portfolio holdings and a list of its top ten holdings as of the last business day of each calendar quarter no sooner than 5 business days following the end such calendar quarterly.

     Until portfolio holdings information for Portfolios is made public in Form N-CSR, in Form N-Q, in a shareholder report, or on the Trust's website, it is considered to be confidential. Such information may only be disclosed to persons who have a legitimate business reason to have the information and who are subject to a duty to keep the information confidential.

     Non-public portfolio holdings information may not be provided to any actual or prospective shareholder of the Funds, any institutional investor, or any broker-dealer or financial intermediary who seeks such information for purposes of determining whether to invest in the Portfolios. This is not considered a legitimate business need for the information. If such persons request portfolio holdings information, they may only be provided with information that is disclosed in the latest annual or semi-annual report, in Forms N-CSR and N-Q filed with the SEC, and on the Trust's website.

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

     Non-public portfolio holdings information may be provided to the following categories of persons based upon the fact that they have a legitimate business need for such information or are subject to a duty of confidentiality:

     (a) The Adviser, Subadviser, and subadviser candidates for the Portfolios (and their access persons);
     (b)  Administrator
     (c)  Fund Accountant
     (d)  Auditors of the Portfolios;
     (e) Legal counsel for the Trust and to the independent Trustees of the Trust;
     (f) Companies that provide analytical services to the Portfolios, the Adviser and Subadviser;
     (g)  Pricing services employed by the Portfolios;
     (h)  Proxy voting services employed by the Portfolios;
     (i) Broker-dealers who provide execution or research services for the Portfolios (including identifying potential buyers and sellers for securities that are held by the Portfolios);
     (j) Broker-dealers who provide quotations that are used in pricing when a pricing service is unable to provide a price or it is determined to be unreliable; and,
     (k) Companies that provide other services that are deemed to be beneficial to the Portfolios.

     The Portfolios may distribute (or authorize a service provider to distribute) complete or partial lists of portfolio holdings to ratings and ranking agencies. The information is provided no earlier than 5 business days following the completion of the most recent calendar quarter.

     The Portfolios may grant exceptions to permit additional disclosure of portfolio holdings information at differing times and with differing lag times to certain individuals or entities, provided that (1) the recipient is subject to a written confidentiality agreement, (2) the recipient will utilize the information to reach certain conclusions about the investment management characteristics of the Portfolios and will not use the information to facilitate or assist in any investment program, and (3) the recipient will not provide access to third parties to this information. In such cases, disclosure of the Portfolios' portfolio holdings information may be made only with prior written approval of the Trust's Chief Executive Officer, Chief Financial Officer or its Chief Compliance Officer.

     The Trust's Chief Compliance Officer monitors for compliance with the foregoing policies. Any violations of these policies are reported to the Trust's Board of Trustees on a quarterly basis. The policies of the Portfolios' subadviser are monitored by its compliance staff and any violations are required to be reported to the Funds' Chief Compliance Officer and the Board of Directors of the Funds. In no event shall the Adviser, its affiliates or employees, or the Portfolios receive any direct or indirect compensation in connection with the disclosure of information about the Portfolios' portfolio holdings.

     Any conflict between the interests of shareholders and the interests of the Adviser, Subadviser or any if its affiliates, will be reported to the Board, which will make a determination that is in the best interests of shareholders.

                             ADDITIONAL INFORMATION

     REPORTS TO SHAREHOLDERS. The Trust sends audited annual and unaudited semi-annual reports to shareholders of each of the Portfolios. In addition, the Transfer Agent sends a statement to each shareholder having an account directly with the Trust to confirm transactions in the account.

     CUSTODIAN. U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian to the Trust and in that capacity holds all securities and cash owned by the Portfolios.

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

     Independent Registered Public Accounting Firm And Legal Counsel. PricewaterhouseCoopers LLP, 100 East Wisconsin, Milwaukee, Wisconsin 53202 serves as the Trust's independent accountants and in that capacity examines the annual financial statements of the Trust. The firm of Kirkpatrick & Lockhart Nicholson Graham LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036, serves as legal counsel to the Trust.

                              FINANCIAL STATEMENTS

     The Trust's audited financial statements contained in its 2004 annual report to shareholders are incorporated by reference into this SAI. You may request a copy of the annual report at no charge by calling (800) 426-9157 or by writing the Trust at U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202.

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

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

     SHORT-TERM ISSUE CREDIT

     A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

     "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     "B" - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

     "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

     Moody's commercial paper ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

     "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     "Not Prime" - Issuers do not fall within any of the Prime rating categories.

     Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

     "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

     "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     "C" - Securities possess high default risk. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

     "D" - Securities are in actual or imminent payment default.

     "+" or "-" may be appended to a rating other than "F1" to denote relative status within major rating categories.

     CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

     The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

     "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

     "C" - A subordinated debt obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

     "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

     "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

     "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     "B" - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     "Caa" - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

     The following summarizes long-term ratings used by Fitch:

     "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The timely payment of financial commitments is strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

     "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     "B" - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

     "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

     PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" Long-term rating category or to categories below "CCC".

     MUNICIPAL NOTE RATINGS

     A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

     "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

     "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

     Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's for short-term obligations:

     "MIG-1"/"VMIG-1"  -  This  designation  denotes  superior  credit  quality.
Excellent  protection is afforded by  established  cash flows,  highly  reliable liquidity support or demonstrated broad-based access to the market for refinancing.

     "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

     "MIG-3"/"VMIG-3" - This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

     Fitch uses the same ratings for municipal securities as described above for other short-term credit rating.